EXHIBIT 28(a)

                           CERTAIN RIGHTS OF THE LESSOR UNDER THIS FACILITY LEASE HAVE BEEN ASSIGNED TO, AND ARE SUBJECT TO A SECURITY INTEREST IN FAVOR OF, CHEMICAL BANK, AS INDENTURE TRUSTEE UNDER A TRUST INDENTURE, MORTGAGE, SECURITY AGREEMENT AND ASSIGNMENT OF RENTS DATED AS OF DECEMBER 16, 1985. THIS FACILITY LEASE HAS BEEN EXECUTED IN SEVERAL COUNTERPARTS. SEE SECTION 22(e) OF THIS FACILITY LEASE FOR INFORMATION CONCERNING THE RIGHTS OF HOLDERS OF VARIOUS COUNTERPARTS HEREOF.

                           THIS COUNTERPART IS NOT THE ORIGINAL
         COUNTERPART.

================================================================================


                                 FACILITY LEASE

                          dated as of December 16, 1985

                                     between

                       THE FIRST NATIONAL BANK OF BOSTON,
               not in its individual capacity, but solely as Owner
                  Trustee under a Trust Agreement, dated as of
                     December 16, 1985, with Burnham Leasing
                                  Corporation,

                                     Lessor

                                       and

                      PUBLIC SERVICE COMPANY OF NEW MEXICO,

                                     Lessee

================================================================================

                 Sale and Leaseback of an Undivided Interest in
                  Palo Verde Nuclear Generating Station Unit 1
                          and Certain Common Facilities

================================================================================


6091.20.2898.47:1

                                TABLE OF CONTENTS
                                                                        Page
                                                                        ----


SECTION  1                 Definitions . . . . . . . . . .                1

SECTION  2                 Lease of Undivided
                           Interest; Term; Personal
                           Property. . . . . . . . . . . .                1

                a          Lease of Undivided
                           Interest. . . . . . . . . . . .                1

                b          Term. . . . . . . . . . . . . .                2

                c          Personal Property . . . . . . .                2

SECTION  3                 Rent; Adjustments to
                           Rent. . . . . . . . . . . . . .                2

                a          Basic Rent. . . . . . . . . . .                2

                b          Supplemental Rent . . . . . . .                3

                c          Form of Payment . . . . . . . .                4

                d          Adjustments to Rent . . . . . .                4

                e          Further Adjustments . . . . . .                5

                f          Computation of
                           Adjustments . . . . . . . . . .                5

                g          Sufficiency of Basic
                           Rent and Supplemental
                           Rent. . . . . . . . . . . . . .                6



6091.20.2898.47:1
                                     -- i --

                                                                          Page
                                                                          ----


                h          Rent Differential . . . . . . .                 6

SECTION  4                 Net Lease . . . . . . . . . . .                 7

SECTION  5                 Return of the Undivided
                           Interest. . . . . . . . . . . .                 9

                a          Return of the Undivided
                           Interest. . . . . . . . . . . .                 9

                b          Disposition Services. . . . . .                11

SECTION  6                 Warranty of the Lessor. . . . .                11

                a          Quiet Enjoyment . . . . . . . .                11

                b          Disclaimer of Other
                           Warranties. . . . . . . . . . .                11

                c          Enforcement of Certain
                           Warranties. . . . . . . . . . .                12

SECTION  7                 Liens . . . . . . . . . . . . .                13

SECTION  8                 Operation and Mainten-
                           ance; Capital Improve-
                           ments . . . . . . . . . . . . .                13

                a          Operation and
                           Maintenance . . . . . . . . . .                13

                b          Inspection. . . . . . . . . . .                14


6091.20.2898.47:1
                                    -- ii --

                                                                          Page
                                                                          ----


                c          Capital Improvements. . . . . .                  14

                d          Reports . . . . . . . . . . . .                  15

                e          Title to Capital
                           Improvements. . . . . . . . . .                  16

                f          Funding of the Cost of
                           Capital Improvements. . . . . .                  17

                g          Useful Life . . . . . . . . . .                  19

SECTION  9                 Event Of Loss; Deemed
                           Loss Event. . . . . . . . . . .                  19

                a          Damage or Loss. . . . . . . . .                  19

                b          Repair. . . . . . . . . . . . .                  19

                c          Payment of Casualty
                           Value . . . . . . . . . . . . .                  20

                d          Payment of Special
                           Casualty Value. . . . . . . . .                  21

                e          Requisition of Use. . . . . . .                  21

                f          Termination of
                           Obligation. . . . . . . . . . .                  22

                g          Application of Payments
                           of an Event of Loss . . . . . .                  22



6091.20.2898.47:1
                                    -- iii --

                                                                          Page
                                                                          ----


                h          Application of Payments
                           Not Relating to an Event
                           of Loss . . . . . . . . . . . .                 23

                i          Other Dispositions. . . . . . .                 23

                j          Assumption of Notes;
                           Creation of Lien on
                           Undivided Interest. . . . . . .                 23

SECTION 10                 Insurance . . . . . . . . . . .                 24

                a          Required Insurance. . . . . . .                 24

                b          Permitted Insurance . . . . . .                 25

SECTION 11                 Rights to Assign or
                           Sublease. . . . . . . . . . . .                 25

                a          Assignment or Sublease
                           by the Lessee . . . . . . . . .                 25

                b          Assignment by Lessor as
                           Security for Lessor's
                           Obligations . . . . . . . . . .                 25

SECTION 12                 Lease Renewal . . . . . . . . .                 26

SECTION 13                 Notices for Renewal or
                           Purchase; Purchase
                           Options . . . . . . . . . . . .                 26



6091.20.2898.47:1
                                    -- iv --

                                                                          Page
                                                                          ----


                a          Notice; Determination of
                           Values; Appraisal
                           Procedure . . . . . . . . . . .                  26

                b          Purchase Option at
                           Expiration of the Lease
                           Term. . . . . . . . . . . . . .                  27

                c          Special Purchase Option . . . .                  27

                d          Purchase of the
                           Undivided Interest;
                           Payment, Etc. . . . . . . . . .                  27

SECTION 14                 Termination for
                           Obsolescence. . . . . . . . . .                  28

                a          Termination Notice. . . . . . .                  28

                b          Right of Lessor to
                           Retain Undivided
                           Interest upon
                           Termination . . . . . . . . . .                  28

                c          Events on the
                           Termination Date. . . . . . . .                  29

                d          Early Termination
                           Notice. . . . . . . . . . . . .                  30

                e          Events on the Early
                           Termination Date. . . . . . . .                  30



6091.20.2898.47:1
                                     -- v --

                                                                          Page


SECTION 15                 Events of Default . . . . . . .                  31

SECTION 16                 Remedies. . . . . . . . . . . .                  35

                a          Remedies. . . . . . . . . . . .                  35

                b          No Release. . . . . . . . . . .                  40

                c          Remedies Cumulative . . . . . .                  40

                d          Exercise of Other Rights
                           or Remedies . . . . . . . . . .                  41

                e          Special Cure Right of
                           Lessee. . . . . . . . . . . . .                  41

SECTION 17                 Notices . . . . . . . . . . . .                  42

SECTION 18                 Successors and Assigns. . . . .                  42

SECTION 19                 Right to Perform for
                           Lessee. . . . . . . . . . . . .                  43

SECTION 20                 Additional Covenants. . . . . .                  43

SECTION 21                 Lease of Real Property
                           Interest. . . . . . . . . . . .                  44

SECTION 22                 Amendments and
                           Miscellaneous . . . . . . . . .                  44



6091.20.2898.47:1
                                    -- vi --

                                                                          Page
                                                                          ----


                a          Amendments in Writing . . . . .                   44

                b          Survival. . . . . . . . . . . .                   44

                c          Severability of
                           Provisions. . . . . . . . . . .                   45

                d          True Lease. . . . . . . . . . .                   45

                e          Original Lease. . . . . . . . .                   45

                f          Governing Law . . . . . . . . .                   46

                g          Headings. . . . . . . . . . . .                   46

                h          Concerning the Owner
                           Trustee . . . . . . . . . . . .                   46

                i          Disclosure. . . . . . . . . . .                   47

                j          Counterpart Execution . . . . .                   47

APPENDIX A                 Definitions

SCHEDULE 1                 Owner Participant Information

SCHEDULE 2                 Basic Rent Percentages

SCHEDULE 3                 Casualty Values

SCHEDULE 4                 Special Casualty Values

SCHEDULE 5                 Termination Values



6091.20.2898.47:1
                                    -- vii --

                                 FACILITY LEASE


                  FACILITY LEASE, dated as of December 16, 1985, between THE FIRST NATIONAL BANK OF BOSTON, a national banking association, not in its individual capacity, but solely as Owner Trustee under a Trust Agreement, dated as of December 16, 1985, with Burnham Leasing Corporation (the Lessor), and PUBLIC SERVICE COMPANY OF NEW MEXICO, a New Mexico, corporation (the Lessee).


                              W I T N E S S E T H :

                  WHEREAS, the Lessor owns the Undivided Interest and the Real Property Interest;

                  WHEREAS, the Lessee desires to lease the Undivided Interest and the Real Property Interest from the Lessor on the terms and conditions set forth herein; and

                  WHEREAS, the Lessor is willing to lease the Undivided Interest and the Real Property Interest to the Lessee on the terms and conditions set forth herein;

                  NOW THEREFORE, in consideration of the premises and of other good and valuable consideration, receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                  SECTION 1. Definitions.

                  For purposes hereof, capitalized terms used herein shall have the meanings assigned to such terms in Appendix A and Schedule 1 hereto. References in this Facility Lease to sections, paragraphs and clauses are to sections, paragraphs and clauses in this Facility Lease unless otherwise indicated.

                  SECTION  2.  Lease  of  Undivided  Interest;   Term;  Personal
Property.

                  (a) Lease of Undivided Interest. Upon the terms and subject to the conditions of this Facility Lease, the Lessor hereby agrees to lease to the Lessee, and the Lessee hereby agrees to lease from the Lessor, the Undivided Interest.


6091.20.2898.47:1
                                      - 1 -

                  (b) Term. The term of this Facility Lease shall begin on the Closing Date and shall end on the last day of the Lease Term.

                  (c) Personal Property. It is the express intention of the Lessor and the Lessee that title to the Undivided Interest and every portion thereof is severed, and shall be and remain severed, from title to the real estate constituting the Real Property Interest and the PANGS Site. The Lessor and the Lessee intend that the Undivided Interest shall constitute personal property to the maximum extent permitted by Applicable Law.

                  SECTION 3. Rent; Adjustments to Rent.

                  (a) Basic Rent. The Lessee shall pay to the Lessor, as basic rent (herein referred to as Basic Rent) for the Undivided Interest, the following amounts:

                           (i) on January 15, 1986, an amount equal to the daily
                  equivalent of Basic Rent (set forth in Schedule 1) payable pursuant to clause (ii) below, from and including December 31, 1985 to but excluding January 15, 1986 plus or minus the Rent Differential, if any, referred to in Section 3(h);

                           (ii) on July 15, 1986 and on each Basic Rent  payment
                  Date thereafter to and including January 15, 2015, an amount equal to the percentage of facility Cost set forth opposite such Basic Rent Payment Date on Schedule 2 plus or minus the Rent Differential, if any, referred to in Section 3(h); and

                           (iii) if the Lessee shall elect the Renewal  Term, on
                  July 15, 2015 and on each Basic Rent Payment Date thereafter during the Renewal Term, an amount equal to one-half of an amount determined by dividing the amount of all payments of Basic Rent payable with respect to the Basic Lease Term pursuant to clause (ii) of this Section 3(a) (taking into account any adjustments pursuant to Sections 3(d) and 3(e) and any increases and decreases pursuant to Section 3(h)), by 58.

If an interest payment on the Initial Series Note (and the Releveraging Note, if then outstanding) shall be due on a date other than a Basic Rent Payment Date, the Lessee shall pay additional Basic Rent on such date equal to such interest


6091.20.2898.47:1
                                      - 2 -
payment and such payment of additional Basic Rent shall be credited against the Basic Rent due on the Basic Rent Payment Date next succeeding the date that such additional Basic Rent shall have been paid.

                  (b) Supplemental Rent. The Lessee shall pay the following amounts (herein referred to as Supplemental Rent):

                           (i) when due or, where no due date is  specified,  on
                  demand, any amount (other than Basic Rent, Casualty Value, Termination Value and Special Casualty Value) which the Lessee assumes the obligation to pay or agrees to pay to the Lessor, the Owner Participant, the Indenture Trustee, the Collateral Trust Trustee or any Indemnitee under this Facility Lease, any other Transaction Document or the Collateral Trust Indenture and any amount which the Lessor is obligated to pay under
                  Section 6.9, 7.6 or 8.7 of the Indenture;

                           (ii) when due any amount payable hereunder as Casualty Value, Termination Value or Special Casualty Value, and any premium or prepayment penalty with respect to the Notes;

                           (iii) on demand  and in any  event on the Basic  Rent
                  Payment Date next succeeding the date such amounts shall be due and payable hereunder, to the extent permitted by Applicable Law, interest (computed on the same basis as interest on the Notes is computed) at a rate per annum equal to (A) the Overdue Interest Rate, on that portion of the payment of Basic Rent or Supplemental Rent distributable pursuant to clause "first" of Section 5.1 or clause "second" of Section 5.3 of the Indenture (determined prior to the computation of interest on overdue payments referred to in such clauses), and (B) the Penalty Rate, on the balance of any such payment of Basic Rent or Supplemental Rent (including, in the case of both clause (i) and clause (ii) above, but without limitation, to the extent permitted by Applicable Law, interest payable pursuant to this clause (iii)) not paid when due (without regard to any period of grace) for any period for which the same shall be overdue.



6091.20.2898.47:1
                                      - 3 -

The Lessor shall have all rights, powers and remedies provided for in this Facility Lease, at law, in equity orotherwise, in the case of non-payment of Basic Rent or Supplemental Rent.

                  (c) Form of Payment. Subject to Section 11(b), each payment of Rent under this Facility Lease shall be made in immediately available funds no later than 11:00 a.m., local time at the place of receipt, on the date each such payment shall be due and payable hereunder and shall be paid either (A) in the case of payments other than Expected Payments, to the Lessor at its address determined in accordance with Section 17, or at such other address as the Lessor may direct by notice in writing to the Lessee, or (B) in the case of Excepted Payments, to such Person as shall be entitled to receive such payment at such address as such Person may direct by notice in writing to the Lessee. If the date on which any payment of Rent is due hereunder shall not be a Business Day, the payment otherwise due thereon shall be due and payable on the preceding Business Day, with the same force and effect as if paid on the normal date provided in this Facility Lease.

                  (d) Adjustments to Rent. Basic Rent and the schedules of Casualty Values, Termination Values and Special Casualty Values attached hereto shall be adjusted (upward or downward) to preserve Net Economic Return if there is any change in the Code or successor legislation enacted by the Ninety-ninth Congress or if there is adopted, promulgated, issued or published, prior to January 15, 1997, proposed, temporary or final regulations resulting therefrom (regardless of the effective date of such regulations) herein referred to as a Change in Tax Law). Adjustments under this paragraph (d) shall be (1) made not more than once a year and (2) limited in the aggregate to the extent, if any, necessary such that aggregate amount of Basic Rent theretofore and thereafter payable throughout the Basic Lease Term (computed for such purpose only without regard to any adjustments theretofore made pursuant to Section 3(e) or 3(h) shall not be more than 11% upward and 10% downward from the aggregate amount of Basic Rent payable throughout the Basic Lease Term (computed as aforesaid) prior to any adjustment theretofore made pursuant to this Section 3(d); provided, however, that no downward adjustment shall be made hereunder unless and until the aggregate amount of all such downward adjustments shall exceed 1% and then only to the extent such aggregate exceeds 1% (resulting in a maximum downward adjustment of 10%). The foregoing 11% maximum, 10% minimum and 1% "deadband" limitations were determined on the basis of an assumed interest rate on the Notes set forth in Schedule 1 hereunto and are subject to adjustment in


6091.20.2898.47:1
                                      - 4 -
connection with any refunding of the Initial Series Note to provide the same protection to the Owner Participant and the Lessee as provided in the original calculations thereof by the Owner Participant.

                  The provisions of this Section 3(d) to the contrary notwithstanding, if any Change in Tax Law is, or becomes, applicable to the transaction contemplated by this Facility Lease in consequence of the transfer of the Owner Participant's beneficial interest in the Trust (whether or not permitted by Section 15 of the Participation Agreement) or if such Change in Tax Law would not have been applicable to such transaction had no such transfer occurred, then no adjustment shall be, or be required to be, made pursuant to this paragraph (d); provided, however, that this sentence shall not apply to the initial transfer of the Owner Participants's beneficial interest to one of its Affiliates.

                  (e) Further Adjustments. Basic Rent and the schedules of Casualty Values, Special Casualty Values and Termination Values attached hereto shall be adjusted (upward or downward) to preserve Net Economic Return if there is (i) issuance of the Releveraging Note or the Fixed Rate Note, (ii) any Supplemental Financing, (iii) the payment of Transaction Expenses in an amount which is other than 1.1% of the Purchase Price or (iv) any change in the pricing assumptions set forth in Schedule 2 to the Participation Agreement.

                  (f) Computation of Adjustments. Upon the occurrence of an event requiring an adjustment to Basic Rent payable pursuant to clause (ii) of
Section 3(a), and the schedules of Casualty Values, Special Casualty Values and Termination Values attached hereto, pursuant to paragraph (d) or (e) of this
Section 3, the Owner Participant shall make the necessary computations and furnish to the Lessee, the Loan Participant, the Lessor and the Indenture Trustee the revised amounts and percentages, which amounts and percentages shall be implemented upon delivery thereof and effective as of the date of occurrence of the event requiring such adjustment (taking into account any payment of Basic Rent already made) and shall remain effective until changed in consequence of any verification procedure set forth below. Such revised amounts and percentages shall be subject to verification (at the Lessee's request) by the Owner Participant's nationally recognized independent public accountants, in which case such accountants shall either (i) confirm to the Lessee in writing that such revised amounts were computed on a basis consistent with the original


6091.20.2898.47:1
                                              - 5 -
calculations, or (ii) compute and provide to the Lessee, the Lessor, the Owner Participant, the Loan Participant and the Indenture Trustee revised amounts and percentages which are on such a basis. The revised amounts and percentages, as so confirmed or computed if applicable, shall be conclusive and binding upon the Lessee, the Lessor, the Owner Participant, the Loan Participant and the Indenture Trustee. The cost of any such verification shall be borne by the Lessee unless such accountants shall require an adjustment to the revised amounts and percentages originally provided by the Owner Participant which greater than 10% of the adjustment so provided, in which case such cost shall be divided and paid by the Lessee and the Owner Participant in equal amounts. Each adjustment pursuant to paragraph (d) or (e) of this Section 3 may, but need not, be evidenced by the execution and delivery of a supplement to this Facility Lease in form and substance satisfactory to the Lessee and the Owner Participant, but shall be effective as provided herein without regard to the date on which such implement to this Facility Lease is so executed and delivered. Any adjustment referred to in this Section 3 shall satisfy the provisions of Revenue Procedure 75-21, Revenue Procedure 75-28 and any other applicable statute, regulation, revenue procedure, revenue ruling or technical information release relating to the subject matter of Revenue Procedure 75-21 or Revenue Procedure 75-28, but, in the case of any upward adjustment, shall be no less than the adjustment otherwise required pursuant to this Section 3.

                  (g)   Sufficiency  of  Basic  Rent  and   Supplemental   Rent.
Notwithstanding   any  other  provision  of  this  Facility  Lease,   any  other
Transaction Document or any Financing Document, (i) the amount of Basic Rent payable on each Basic Rent Payment Date shall be at least equal to the aggregate amount of principal, premium, if any, and accrued interest payable on al Notes then Outstanding and (ii) each payment of Casualty Value, Special Casualty Value and Termination Value shall in no event be less (when added to all other amounts required to be paid by the Lessee under this Facility Lease in respect of any Event of Loss or Deemed Loss Event or termination of this Facility Lease) than an amount sufficient, as of the date of payment, to pay in full the principal of, and premium, if any, and interest on all Notes Outstanding on and as of such date of payment (taking into account any assumption of the Notes by the Lessee).

                  (h) Rent Differential. So long as the Initial Series Note shall be outstanding, each installment of Basic Rent shall be increased or decreased, as the case may be, by the Rent Differential. For purposes hereof,

6091.20.2898.47:1
                                      - 6 -

Rent Differential shall mean, as of any Basic Rent Payment Date, the difference between (i) the aggregate amount of interest due and payable on each Basic Rent Payment Date on the Initial Series Note (and the Releveraging Note, if then outstanding), and (ii) the aggregate amount of interest that would have been due and payable on such Basic Rent Payment Date on such Note or Notes if such Note or Notes had at all times during the relevant period borne interest at a rate equal to 9.5% per annum (computed on the basis of a 360-day year of twelve 30-day months). If, as of any Basic Rent Payment Date, (A) the amount determined in accordance with clause (i) of the immediately preceding sentence shall be greater than the amount determined in accordance with clause (ii) of such sentence, the amount of Basic Rent due on such Basic Rent Payment Date shall be increased by the Rent Differential, and (B) the amount determined in accordance with such clause (ii) shall exceed the amount determined in accordance with such clause (i), the amount of Basic Rent due on such Basic Rent Payment Date shall be decreased by the Rent Differential.

                  SECTION 4. Net Lease.

                  This Facility Lease (as originally executed and as modified, supplemented and amended from time to time) is a net lease and the Lessee hereby acknowledges and agrees that the Lessee's obligation to pay all Rent hereunder, and the rights of the Lessor in and to such Rent, shall be absolute, unconditional and irrevocable and shall not be affected by any circumstances of any character, including, without limitation, (i) any set-off, abatement, counterclaim, suspension, recoupment, reduction, defense or other right or claim which the Lessee may have against the Lessor, the Owner Participant, the Indenture Trustee, the Collateral Trust Trustee, the Loan Participant, the Operating Agent, any ANPP Participant, any vendor or manufacturer of any equipment or assets included in the Undivided Interest, Unit 1, any Capital Improvement, the Real Property Interest, the PANGS Site, PANGS, or any part of any thereof, or any other Person for any reason whatsoever, (ii) any defect in or failure of the title merchantability, condition, design, compliance with specifications, operation or fitness for use of all or any part of the Undivided Interest, Unit 1, any Capital Improvement, the Real Property Interest, the PANGS Site or PANGS, (iii) any damage to, or removal, abandonment, shutdown, salvage, scrapping, requisition, taking, loss, theft or destruction of all or any part of the Undivided Interest, Unit 1, any Capital Improvement, the Real Property


6091.20.2898.47:1
                                      - 7 -

Interest, the PANGS Site or PANGS, or any interference, interruption or cessation in the use or possession thereof or of the Undivided Interest by the Lessee or by any other Person (including, but without limitation, the Operating Agent or any other ANPP Participant) for any reason whatsoever or of whatever duration, (iv) any restriction, prevention or curtailment of or interference with any use of all or any part of the Undivided Interest, Unit 1, any Capital Improvement, the Real Property Interest, the PANGS Site or PANGS, (v) any insolvency, bankruptcy, reorganization or similar proceeding by or against the Lessee, the Lessor, the Owner Participant, the Indenture Trustee, the Collateral Trust Trustee, the Loan Participant, the Operating Agent, any other ANPP Participant or any other Person, (vi) the invalidity, illegality or unenforceabilty of this Facility Lease, any other Transaction Document, any Financing Document, the ANPP Participation Agreement or any other instrument referred to herein or therein or any other infirmity herein or therein or any lack of right, power or authority of the Lessor, the Lessee, the Owner Participant, the Indenture Trustee, the Collateral Trust Trustee, the Loan Participant or any other Person to enter into this Facility Lease, any other
Transaction Document or any Financing Document, or any doctrine of force majeure, impossibility, frustration, failure of consideration, or any similar legal or equitable doctrine that the Lessee's obligation to pay Rent is excused because the Lessee has not received or will not receive the benefit for which the Lessee bargained, it being the intent of the Lessee to assume all risks from all causes whatsoever that the Lessee does not receive such benefit, (vii) the breach or failure of any warranty or representation made in this Facility Lease or any other Transaction Document or any Financing Document by the Lessor, the Owner Participant, the Indenture Trustee, the Collateral Trust Trustee, the Loan Participant or any other Person, (viii) any amendment or other change of, or any assignment of rights under, this Facility Lease, any other Transaction Document, any Financing Document or any ANPP Project Agreement, or any waiver, action or inaction under or in respect of this Facility Lease, any other Transaction Document, any Financing Document or any ANPP Project Agreement, or any exercise or non-exercise of any right or remedy under this Facility Lease, any other Transaction Document, any Financing Document or any ANPP Project Agreement, including, without limitation, the exercise of any foreclosure or other remedy under the Indenture, the Collateral Trust Indenture or this Facility Lease, or the sale of Unit 1, any Capital Improvement, the Undivided Interest, the Real Property Interest, the PANGS Site or PANGS, or any part thereof of any interest


6091.20.2898.47:1
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



therein, or (ix) any other circumstance or happening whatsoever whether or not similar to any of the foregoing. The Lessee acknowledges that by conveying the leasehold estate created by this Facility Lease to the Lessee and by putting the Lessee in possession of the Undivided Interest and the Real Property Interest, the Lessor has performed all of the Lessor's obligations under and in respect of this Facility Lease, except the covenant that the Lessor and Persons acting for the Lessor will not interfere with the Lessee's quiet enjoyment of the Undivided Interest and the Real Property Interest. The Lessee hereby waives, to the extent permitted by Applicable Law, any and all rights which it may now have or which at any time hereafter may be conferred upon it, by statute or otherwise, to terminate, cancel, quit or surrender this Facility Lease or to effect or claim any diminution or reduction of Rent payable by the Lessee hereunder, including without limitation the provisions of Arizona Revised Statutes Section 33-343, except in accordance with the express terms hereof. If for any reason whatsoever this Facility Lease shall be terminate in whole or in part by operation of law or otherwise, except as specifically provided herein, the Lessee nonetheless agrees to pay to the Lessor or other Person entitled thereto an amount equal to each installment of Basic Rent and all Supplemental Rent at the time such payment would have become due and payable in accordance with the terms hereof had this Facility Lease not been terminated in whole or in part. Each payment of Rent made by the Lessee hereunder shall be final and the Lessee shall not seek or have any right to recover all or any part of such payment from the Lessor or any other Person for any reason whatsoever. All covenants, agreements and undertakings of the Lessee herein shall be performed at its cost, expense and risk unless expressly otherwise stated. Nothing in this Section 4 shall be construed as a guaranty by the Lessee of any residual value in the Undivided Interest or as a guaranty of the Notes. Any provisions of Section 7(b) (2) or 8(c) of the Participation Agreement to the contrary notwithstanding, if the Lessee shall fail to make any payment of Rent to any Person when and as due (taking into account applicable grace periods), such Person shall have the right at all times, to the exclusion of the ANPP Participants, to demand, collect, sue for, enforce obligations relating to and otherwise obtain all amounts due in respect of such Rent.

                  SECTION 5.  Return of the Undivided Interest.

                  (a) Return of the Undivided Interest. On the Lease Termination Date, the Lessee will surrender possession of the Undivided Interest and the Real

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



Real Property Interest to the Lessor. At the time of such return the Lessee shall pay or have paid all amounts due and payable, or to become due and payable, by it as an ANPP Participant under each and every ANPP Project Agreement allocable or chargeable (whether or not payable during or after the Lease Term) to the Undivided Interest or the Real Property Interest in respect of any period or periods ending on or prior to the Lease Termination Date (including, but without limitation, all amounts payable with respect to any and all discretionary Capital Improvements to Unit 1 or the PANGS Site approved or authorized (without the concurrence of the Owner Participant) within the 3-year period preceding the end of the Lease Term, whether or not implementation thereof has been completed on or prior to the Lease Termination Date), and the Undivided Interest shall be free and clear of all Liens (other than Permitted Liens described in clauses (i), (v) (other than those arising by, through or under the Lessee alone), (vi), (vii) (other than as aforesaid), (viii) (other than as aforesaid), (ix) and (x) of the definition of such term) and in the condition and state of repair by Section 8. The Lessor shall not abandon the Undivided the Undivided Interest. In the event that on or prior to the Lease Termination Date there shall have occurred a default by any ANPP Participant (other than PNM) under the ANPP Participation Agreement and such default shall not have been cured by the defaulting ANPP Participant, then (i) the Lessee agrees to indemnify and hold the Lessor (and each successor, assign and transferee thereof) harmless against and all obligations under the ANPP Participation Agreement with respect to contributions or payments required to be made thereby as a result of such default and (ii) the Lessor (and each successor, assign and transferee thereof) agrees to reimburse the Lessee for all amounts paid by the Lessee pursuant to the foregoing clause (i) to the extent, but only to the extent, that the Lessor (or such successor, assign or transferee) shall have actually received proceeds from the sale of the Generation Entitlement Share of the defaulting ANPP Participant as a result of the payment made by the Lessee pursuant to the foregoing clause (i), and, to the extent the Lessor (or such successor, assign or transferee) shall have received such proceeds, the amount to be reimbursed to the Lessee pursuant to this clause
(ii) shall include interest at the Prime Rate from the date of any payment by the Lessee pursuant to the foregoing clause (i) through the date of reimbursement of such amount pursuant to this clause (ii).



6091.20.2898.47:1
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


                  (b) Disposition Services. The Lessee agrees that if it does not exercise its option to renew or purchase as provided in Sections 12 and 13, respectively, then during the last thirty-six months of the Lease Term, the Lessee will fully cooperate with the Lessor in connection with the Lessor's efforts to lease or dispose of the Undivided Interest including using the Lessee's reasonable efforts to lease or dispose of the Undivided Interest. The Lessor agrees to reimburse the Lessee for reasonable out-of-pocket costs and expenses of the Lessee incurred at the request of the Lessor or the Owner Participant in connection with such cooperation and such efforts.

                  SECTION 6. Warranty of the Lessor.

                  (a) Quiet Enjoyment. The Lessor warrants that until the Lease Termination Date, if the Lessee is in compliance with each and every term and provision of this Facility Lease and each other Transaction Document to be compiled with by the Lessee, the Lessee's use and possession of Unit 1, including the Undivided Interest, shall not be interrupted by the Lessor or any Person claiming by, through or under the Lessor, and their respective successors and assigns.

                  (b) Disclaimer of Other Warranties.  The warranty set forth in
Section 6(a) is in the lieu of all other warranties of the Lessor or the Owner Participant, whether written, oral or implied, with respect to this Facility Lease, Unit 1, any Capital Improvement, the Undivided Interest, PANGS, the Real Property Interest or the PANGS Site. As among the Owner Participant, the Loan Participant, the Indenture Trustee, the Collateral Trust Trustee, the Lessor and the Lessee, execution by the Lessee of this Facility Lease shall be conclusive proof of the compliance of Unit 1 (including any Capital Improvement), the Undivided Interest and the Real Property Interest with all requirements of this Facility Lease, and the Lessee acknowledges and agrees that (i) NEITHER THE LESSOR NOR THE OWNER PARTICIPANT IS A MANUFACTURER OR A DEALER IN PROPERTY OF SUCH KIND AND (ii) THE LESSOR LEASES AND THE LESSEE TAKES THE UNDIVIDED INTEREST AND THE REAL PROPERTY INTEREST, AND SHALL TAKE EACH CAPITAL IMPROVEMENT, AND ANY PART THEREOF, AS IS AND WHERE IS, and neither the Lessor nor the Owner
Participant shall be deemed to have made, and THE LESSOR AND THE OWNER PARTICIPANT EACH HEREBY DISCLAIMS, ANY OTHER REPRESENTATION OR WARRANTY, EITHER EXPRESS OR IMPLIED, AS TO ANY MATTER WHATSOEVER, INCLUDING, WITHOUT LIMITATION, THE DESIGN OR CONDITION OF UNIT 1, ANY CAPITAL IMPROVEMENT, THE UNDIVIDED


6091.20.2898.47:1
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



INTEREST, THE REAL PROPERTY INTEREST, THE PANGS SITE OR PANGS, OR ANY PART THEREOF, THE MERCHANTABILITY THEREOF OR THE FITNESS THEREOF FOR ANY PARTICULAR PURPOSE, TITLE TO UNIT 1, ANY CAPITAL IMPROVEMENT, THE UNDIVIDED INTEREST, THE REAL PROPERTY INTEREST, THE PANGS SITE OR PANGS, OR ANY PART THEREOF, THE QUALITY OF THE MATERIAL OR WORKMANSHIP THEREOF OR CONFORMITY THEREOF TO SPECIFICATIONS, FREEDOM FROM PATENT OR TRADEMARK INFRINGEMENT OR THE ABSENCE OF ANY LATENT OR OTHER DEFECTS, WHETHER OR NOT DISCOVERABLE, NOR SHALL THE LESSOR OR THE OWNER PARTICIPANT BE LIABLE FOR INCIDENTAL OR CONSEQUENTIAL DAMAGES (INCLUDING LIABILITY IN TORT, STRICT OR OTHERWISE), it being agreed that all such risks, as among the Owner Participant, the Loan Participant, the Collateral Trust Trustee, the Indenture Trustee, the Lessor and the Lessee, are to be borne by the Lessee. The provisions of this Section 6(b) have been negotiated, and, except to the extent otherwise expressly provided in Section 6(a), the foregoing provisions are intended to be a complete exclusion and negation of any representations or warranties by the Lessor, the Owner Participant, the Loan Participant, the Collateral Trust Trustee or the Indenture Trustee, express or implied, with respect to Unit 1 (including any Capital Improvement), the Undivided Interest, PANGS, the Real Property Interest or the PANGS Site that may arise pursuant to any law now or hereafter in effect, or otherwise.

                  (c) Enforcement of Certain Warranties. The Lessor authorizes the Lessee (directly or through agents, including the Operating Agent), at the Lessee's expense, to assert for the Lessor's account, during the Lease Term, all of the Lessor's rights (if any) under any applicable warranty and any other claims (under this Facility Lease or any Purchase Document) that the Lessee or the Lessor may have against any vendor or manufacturer with respect to Unit 1 (including any Capital Improvement) or the Undivided Interest, and the Lessor agrees to cooperate, at the Lessee's expense, with the Lessee and the Operating Agent in asserting such rights. Any amount receivable (without regard to any right of setoff or other similar right of any Person against the Lessee) by the Lessee as payment under any such warranty or other claim against any vendor or manufacturer (or, if such warranty or claim relates to the Undivided Interest and the Retained Assets, the portion of such received amount appropriately allocable to the Undivided Interest) shall be applied in accordance with Sections 9(g), (h) and (i).



6091.20.2898.47:1
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


                  SECTION 7.  Liens.

                  The Lessee will not directly or indirectly create, incur, assume or permit to exist any Lien on or with respect to the Undivided Interest, the Real Property Interest, the Lessor's title thereto or any interest of the Lessor or Lessee therein (and the Lessee will promptly, at its own expense, take such action as may be necessary duly to discharge any such Lien), except Permitted Liens.

                  SECTION 8.  Operation and Maintenance; Capital Improvements.

                  (a) Operation and Maintenance. The Lessee agrees that it will exercise its rights, powers, elections and options as an ANPP Participant under the ANPP Project Agreements to cause the Operating Agent to (A) maintain Unit 1 in such condition that Unit 1 will have the capacity and functional ability to perform, on a continuing basis (ordinary wear and tear excepted), in normal commercial operation, the functions and substantially at the ratings for which it was designed, (B) operate, service, maintain and repair Unit 1 and replace all necessary or useful parts and components thereof so that the condition and operating efficiency will be maintained and preserved, ordinary wear and tear excepted, in all material respects in accordance with (1) prudent utility practice for items of similar size and nature, (2) such operating standards as shall be required to take advantage of an enforce all available warranties and
(3) the terms and conditions if all insurance policies maintained in effect at any time with respect thereto, (C) use, possess, operate and maintain Unit 1 in compliance with all material applicable Governmental Actions (including the License) affecting PANGS or Unit 1 or the use, possession, operation and maintenance thereof and (D) otherwise act in accordance with the standards set forth in the ANPP Participation Agreement. The Lessee will comply with all its obligations under Applicable Law affecting Unit 1, the Undivided Interest, PANGS, the Real Property Interest and the PANGS Site, and the use, operation and maintenance thereof. The Lessee agrees to (i) exercise its rights under the ANPP Participation Agreement so that there will always be an Operating Agent under the ANPP Participation Agreement and (ii) maintain in full force and effect a license from the NRC adequate to possess the Undivided Interest and the Real Property Interest under the circumstances contemplated by the ANPP Participation Agreement. The Lessee will keep and maintain proper books and records (i)


6091.20.2898.47:1
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



relating to all Operating Funds (as defined in the ANPP Participation Agreement) provided by it to the Operating Agent under the ANPP Participation Agreement and
(ii) upon receipt of the requisite information from the Operating Agent, relating to the application of such Operating Funds to the operation and maintenance of Unit 1 and the acquisition, construction and installation of Capital Improvements, all in accordance with the Uniform System of Accounts. The Lessor shall not be obliged in any way to maintain, alter, repair, rebuild or replace Unit 1, any Capital Improvement, the Undivided Interest or the Real Property Interest, or any part thereof, or, except as provided in Section 8(f), to pay the cost of alteration, rebuilding, replacement, repair or maintenance of Unit 1, any Capital Improvement, the Undivided Interest or the Real Property Interest, or any part thereof, and the Lessee expressly waives the right to perform any such action at the expense of the Lessor pursuant to any law at any time in effect.

                  (b) Inspection. The Lessor, the Owner Participant, the Indenture Trustee and the Collateral Trust Trustee shall have the right to inspect PANGS (subject, in each event, to the ANPP Participation Agreement, Applicable Law, applicable confidentiality undertakings and procedures established by the Operating Agent) at their expense. The Lessor and the Owner Participant shall have the right to inspect, at their expense, the books and records of the Lessee relating to PANGS, and make copies of and extracts therefrom (subject as aforesaid) and may, at their expense, discuss the Lessee's affairs, finances and accounts with its executive officers and its independent public accountants (and by this provision, the Lessee authorizes such accountants, in the presence of the Lessee, to discuss with the Lessor and the Owner Participant and their respective authorized representatives the affairs, finances and accounts of the Lessee), all at such times and as often as may be reasonably requested. None of the Lessor, the Owner Participant, the Indenture Trustee and the Collateral Trust Trustee shall have any duty whatsoever to make any inspection or inquiry referred to in this Section 8(b) and shall not incur any liability or obligation by reason of not making any such inspection or inquiry.

                  (c) Capital Improvements. If and to the extent required by the ANPP Participation Agreement, the Lessee shall, at its sole expense, promptly participate in the making of any Capital Improvement to Unit 1. The Undivided Interest Percentage of the net proceeds of any sale or other disposition of property removed from Unit 1 receivable (without regard to any right of setoff


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                                     - 14 -
or other similar right of any Person against the Lessee) by or credited to the account of the Lessee in accordance with the ANPP Participation Agreement and any insurance proceeds receivable (without regard to any right of setoff or other similar right of any Person against the Lessee) for the account of the Lessor or the Lessee in respect of the loss or destruction of, or damage or casualty to, any such property shall be applied as provided in Section 9(g), (h) or (i), as the case may be. An undivided interest equal to the Undivided Interest Percentage in property at any time removed from Unit 1 shall remain the property of the Lessor, no matter where located, until such time as a Capital Investment constituting a replacement of such property shall have been installed in Unit 1 or such removed property has been disposed of by the Operating Agent in accordance with the ANPP Participation Agreement. Simultaneously with such disposition by the Operating Agent, title to the Lessor's undivided interest in the removed property shall vest in the Person designated by the Operating Agent, free and clear of any and all claims or rights of the Lessor. Unless subparagraph (3) of Section 8(e) shall be applicable, upon the incorporation of a Capital Improvement in Unit 1, without further act, (i) title to an undivided interest equal to the Undivided Interest Percentage in such Capital Improvement shall vest in the Lessor and (ii) such undivided interest in such Capital Improvement shall become subject to this Facility Lease and be deemed to be part of the Undivided Interest for all purposes hereof to the same extent that the Lessor had an undivided interest in the property originally incorporated or installed in Unit 1. The Lessee warrants and agrees that the Lessor's interest in all Capital Improvements shall be free and clear of all Liens, except Permitted Liens other than the type specified in clauses (ii), (iii) and (xii) of the definition thereof.

                  (d) Reports. To the extent permissible, the Lessee shall prepare and file in timely fashion, or, where the Lessor shall be required to file, the Lessee shall prepare and deliver to the Lessor within a reasonable time prior to the date for filing, any reports with respect to Unit 1, the Undivided Interest or the Real Property Interest or the condition or operation thereof that shall be required to be filed with any governmental or regulatory authority. On or before March 1 of each year and on the Lease Termination Date, the Lessee shall furnish the Lessor and the Owner Participant with a report stating the total cost of all Capital Improvements and describing separately and in reasonable detail each Capital Improvement (or related group of Capital


6091.20.2898.47:1
                                     - 15 -

Improvements) made during the period from the date hereof to December 31, 1986 in the case of the first such report or during the period from the end of the period covered by the last previous report to the December 31 prior to such report in the case of subsequent reports. On or before March 1 in each year (commencing March 1, 1986) and at such other times as the Lessor or the Owner Participant shall reasonably request in writing (which request shall provide a reasonable period for response), the Lessee will report in writing to the Lessor with respect to (i) the most recent annual capital expenditure budget submitted by the Operating Agent to the Lessee in accordance with the ANPP Participation Agreement and (ii) the then plans (if any) which the Lessee may have for the financing of the same under Section 8(f).

                  (e)  Title to  Capital  Improvements.  Title  to an  undivided
interest,   equal  to  the  Undivided  Interest  Percentage,   in  each  Capital
Improvement to Unit 1 shall vest as follows:

                (1) in the case of each Nonseverable Capital Improvement, whether or not the Lessor shall have financed or provided financing (in whole or in part) for such undivided interest in such Capital Improvement by an Additional Equity Investment or a Supplemental Financing, or both, effective on the date such Capital Improvement shall have been incorporated or installed in Unit 1, the Lessor shall, without further act, acquire title to such undivided interest in such Capital Improvement;

                (2) in the case of each Severable Capital Improvement, if the Lessor shall have financed (by an Additional Equity Investment or a Supplemental Financing, or both) the Undivided Interest Percentage of the cost of such Capital Improvement, the Lessor shall, without further act, acquire title to such undivided interest in such Capital Improvement; and

                (3) in the case of each Severable Capital Improvement, if the Lessor shall not have financed (by either an Additional Equity Investment or a Supplemental Financing, or both) the Undivided Interest Percentage of the cost of such Capital Improvement, the Lessee shall retain title to such undivided interest.



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

                  Immediately upon title to such undivided interest in any Capital Improvement vesting in the Lessor pursuant to sub-paragraph (1) or sub-paragraph (2) of this Section 8(e), such undivided interest in such Capital Improvement shall, without further act, become subject to this Facility Lease and be deemed part of the Undivided Interest and Unit 1 and for all purposes hereof.

                  (f) Funding of the Cost of Capital Improvements. Before placing in service any Capital Improvement to Unit 1 the cost of which exceeds $100,000,000 in respect of the interests of all ANPP Participants, the Lessee shall give the Lessor and the Owner Participant reasonable advance notice thereof. The Owner Participant shall have the option, in its sole discretion, of financing through the Lessor the cost of any such Capital Improvement, or any other Capital Improvement presented to the Owner Participation for financing, including or not including the making of an investment by the Owner Participant (an Additional Equity Investment) and the issuance of one or more Additional Notes, all on terms acceptable to the Lessee and the Owner Participant. If the Owner Participant does not finance, or arrange the financing of, the cost of such Capital Improvement, the Lessee may cause the Lessor to issue, if and to the extent permitted by the Indenture, to one or more Persons (other than any Person affiliated with the Lessee within the meaning of Section 318 of the Code) one or more Additional Notes and to use the proceeds thereof to pay the cost of such Capital Improvement, subject to satisfaction of the following conditions:

                  (i) there shall be no more than one Supplemental Financing in any calendar year;

                  (ii) the sum of the Supplemental Financing Amounts in any calendar year shall equal or exceed the Undivided Interest Percentage of $5,000,000;

                (iii) the Lessee may include in any request for a Supplemental Financing only Capital Improvements not previously financed in any Supplemental Financing and which have been installed or affixed no earlier than three calendar years before the beginning of the calendar year in which such Supplemental Financing occurs;



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



                  (iv) the total amount of all Supplemental Financing during the Basic Lease Term shall not exceed the Undivided Interest Percentage of $100,000,000;

                (v) unless waived by the Owner Participant, the Bonds issued and outstanding under the Collateral Trust Indenture shall be rated no less than "investment grade", as determined by Standard & Poor's Corporation and Moody's Investors Service, Inc.;

                (vi) the Supplemental Financing Amount shall not exceed that portion of the cost of Capital Improvements which, when financed, will constitute an addition to the Owner Participant's basis under section 1012 of the Code;

                (vii) in the opinion of independent tax counsel to the Owner Participant, such Supplemental Financing shall not result in adverse tax consequences to the Owner Participant or adversely affect the status of this Facility Lease as a "true lease" for Federal tax purposes, and the Owner Participant and the Lessor shall have agreed upon the amount and manner of payment of any indemnity (if any) payable by the Lessee as a consequence of such Supplemental Financing;

                  (viii) the Additional Notes shall have a final maturity date no later than January 15, 2015;

                (if) the Lessee shall have made such representations, warranties and covenants regarding the tax characteristics of each undivided interest in each Capital Improvement as the Owner Participant requests and the Tax Indemnification Agreement shall have been appropriately modified;

                (x) appropriate adjustments to Basic Rent and the schedules of Casualty Values, Special Casualty Values and Termination Values shall have been agreed to by the Owner Participant;



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


                  (xi) The Lessee shall pay to the Lessor an amount equal to all out-of-pocket costs and expenses reasonably incurred by the Lessor or the Owner Participant not financed as a part of such Supplemental Financing or reflected in adjustments to Basic Rent;

                  (xii) no Default or Event of Default shall have occurred and be continuing; and

                (xiii) the Lessee shall enter into such agreements and shall provide such tax indemnities, representations, warranties, covenants, opinions, certificates and other documents as the Owner Participant shall reasonably request.

                  (g) Useful Life. If the Lessee shall not theretofore have exercised its option under Section 13 to purchase the Undivided Interest and the Real Property Interest, then (i) if the Lessee shall not theretofore have exercised its option to renew the Lease pursuant to Section 12, on January 15, 2014, the Lessee shall initiate the Appraisal Procedure to determine the remaining economic useful life of Unit 1 as of July 15, 2014 and (ii) on the Rent Payment Date occurring one year prior to the end of the Renewal Term, if any, the Lessee shall initiate the Appraisal Procedure to determine the remaining economic useful life of Unit 1 as of the date six months prior to the end of the Renewal Term. The Lessee and the Lessor agree to use their best efforts to ensure that such determination of remaining economic useful life is made no later than July 15, 2014 (in the case of the first such determination) and six months prior to the end of the Renewal Term (in the case of the second such determination).

                  SECTION 9. Event of Loss; Deemed Loss Event.

                  (a) Damage or Loss. In the event that Section 16.2 of the ANPP Participation Agreement (as in effect on the date hereof) shall become applicable, or an Event of Loss, a Requisition of Use or a Requisition of Title shall occur, or Unit 1 or any substantial part thereof shall suffer destruction, damage, loss, condemnation, confiscation, theft or seizure for any reason whatsoever, such fact shall promptly, and in any case within five Business Days of any such event, be reported by the Lessee to the Lessor and the Owner Participant.

                  (b) Repair. The Lessee shall promptly make any and all payments required of the Lessee under the provisions of the ANPP Participation Agreement relating to damage or destruction or the like to Unit 1 or any portion thereof; provided, however, that the Lessee shall

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



in no event be obligated to make or join in any agreement under Section 16.2 of the ANPP Participation Agreement (as in effect on the date hereof) concerning repairs to or reconstruction of Unit 1.

                  (c) Payment of Casualty Value. On the Basic Rent Payment Date next following the occurrence of an Event of Loss, the Lessee shall pay to the Lessor all Basic Rent due on such Basic Rent Payment Date, plus an amount equal to the excess of (i) Casualty Value determined as of such Basic Rent Payment Date, plus an amount equal to the execww of (i) Casualty Value determined as of such Basic Rent Payment Date over (ii) the unpaid principal amount of the Notes Outstanding on such date after giving effect to the payment, if any, of the principal installment due and payable on such date. Upon compliance in full by the Lessee with the foregoing provisions of this Section 9(c) and assumption by the Lessee of all the obligations and liabilities of the Owner Trustee under the Indenture and the Notes pursuant to Section 3.9(b) of the Indenture, the Lessor shall (so long as no Default or Event of Default shall have occurred and be continuing), and at any time after the occurrence of an Event of Loss, the Lessor may:

                (1) in the case of an Event of Loss arising from a Final Shutdown, if the Lessee shall have declined, but one or more of the other ANPP Participants shall have elected, to reconstruct or restore Unit 1, as permitted by the ANPP Participation Agreement, Transfer the Undivided Interest and the Real Property Interest to such electing ANPP Participants, as required by and in the proportions set forth in the ANPP Participation Agreement, in which case the Lessee shall be entitled to receive the portion of the "salvage value" purchase price allocable to the Undivided Interest; or

                  (2) if clause (1) shall not be applicable, Transfer the Undivided Interest and the Real Property Interest to the Lessee.

If the Lessee shall not have assumed all the obligations and liabilities of the Owner Trustee under the Indenture and the Notes in accordance with Section 3.9(b) of the Indenture, but shall have paid all amounts required by this
Section 9(c), the Lessor shall retain the Undivided Interest and the Real Property Interest subject to the terms of this Facility Lease and Section 7(b)
(4) of the Participation Agreement;  provided,  however, that (i) the obligation


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



of the Lessee to pay further Basic Rent shall be reduced to an amount on each Basic Rent Payment Date equal to the aggregate amount of the principal, premium, if any, and accrued interest then payable on all Notes then Outstanding and (ii) this Facility Lease shall become a security agreement for all purposes of Applicable Law.

                  (d) Payment of Special Casualty Value. If a Deemed Loss Event occurs, the party hereto having knowledge thereof and, at the Lessor's option, on the day of the month (specified in Schedule 4) next following the month during which the Deemed Loss Event occurs, the Lessee shall pay to the Lessor on such day an amount equal to the excess of (i) Special Casualty Value determined as of the date such payment is due over (ii) the principal amount of the Notes Outstanding on such date after giving effect to the payment, if any, of the principal instalment due and payable on such day. Upon compliance in full by the Lessee with the foregoing provisions of this Section 9(d) and assumption by the Lessee of all the obligations and liabilities of the Owner Trustee under the Indenture and the Notes pursuant to Section 3.9(b) of the Indenture, the Lessor shall (so long as no Default or Event of Default shall have occurred and be continuing), and at any time after the occurrence of a Deemed Loss Event, the Lessor may, Transfer the Undivided Interest and the Real Property Interest to the Lessee. If the Lessee shall not have assumed all the liabilities and obligations of the Owner Trustee under the Indenture and the Notes in accordance with Section 3.9(b) of the Indenture but shall have paid all amounts required by this Section 9(d), the Lessor shall retain the Undivided Interest and the Real Property Interest subject to the terms of this Facility Lease and Section 7(b)
(4) of the Participation Agreement; provided, however, that (i) the obligation of the Lessee to pay further Basic Rent shall be reduced to an amount on each Basic Rent Payment Date equal to the aggregate amount of principal, premium, if any, and accrued interest then payable on all Notes Outstanding and (ii) this Facility Lease shall become a security agreement for all purposes of Applicable Law.

                  (e) Requisition of Use. In the case of a Requisition of Use not constituting an Event of Loss, this Facility Lease shall continue, and each and every obligation of the Lessee hereunder and under each Transaction Document shall remain in full force and effect. So long as no Default or Event of Default shall have occurred and be continuing, the Lessee shall be entitled to all sums received by reason of any such Requisition of Use for the period ending on the


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



Lease Termination Date, and the Lessor shall be entitled to all sums received by reason of any such Requisition of Use for the period after the Lease Termination Date.

                  (f) Termination of Obligation. Until the Lessee shall have made the payments specified in Section 9(c) or 9(d), the Lessee shall make all payments of Rent when due; and the Lessee shall thereafter be required to make all payments of Supplemental Rent as and when due. In the event that the Lessee shall assume all the obligations and liabilities of the Owner Trustee under the Indenture and the Notes pursuant to Section 3.9(b) of the Indenture, upon payment by the Lessee of the payments specified in Section 9(c) or 9(d) and all Rent due and owing through and including the date of payment (including Basic Rent due on or accrued through such date, as the case may be), the Lease Term shall end and the Lessee's obligation to pay further Basic Rent shall cease.

                  (g) Application of Payments on an Event of Loss. Any payments receivable (without regard to any right of setoff or other similar right of any Person against the Lessee) at any time by the Lessor or the Lessee (other than insurance placed by the Owner Trustee or the Owner Participant pursuant to
Section 10(b)) from any governmental authority, insurer or other Person (except the Lessee) as a result of the occurrence of an Event of Loss shall be applied as follows:

                  (i) all such payments received at any time by the Lessee shall be promptly paid to the Lessor for application pursuant to the following provisions of this Section 9(g), except that the Lessee may retain any amounts that would at the time be payable to the Lessee as reimbursement under the provisions of clause (ii) below;

                  (ii) so much of such payments as shall not exceed the amount required to be paid by the Lessee pursuant to Section 9(c) (ignoring, for this purpose, clause (ii) of the first sentence thereof) shall be applied in reduction of the Lessee's obligation to pay such amount if not already paid by the Lessee or, if already paid by the Lessee, shall be applied to reimburse the Lessee for its payment of such amount; and

                  (iii)  the  balance,   if  any,  of  such  payments  remaining
thereafter shall be divided between the Lessor and the Lessee as their interests may appear.



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

                  (h) Application of Payments Not Relating to an Event of Loss. Payments receivable (without regard to any right of setoff or other similar right of any Person against the Lessee) at any time by the Lessor (other than insurance placed by the Owner Trustee or the Owner Participant pursuant to
Section 10(b)) or the Lessee from any Governmental Authority, insurer or other Person with respect to any destruction, damage, loss, condemnation, confiscation, theft or seizure of or Requisition of Title to or Requisition of Use of Unit 1 or any part thereof not constituting an Event of Loss shall be applied first to reimburse the Lessee for all amounts expended in respect of the repair, replacement or reconstruction of Unit 1 or any part thereof as provided in Section 9(b), and second the balance, if any, of such payments shall be divided between the Lessor and the Lessee as their interests may appear.

                  (i) Other Dispositions. Notwithstanding the foregoing provisions of this Section 9, so long as a Default or Event of Default shall have occurred and be continuing, any amount that would otherwise be payable to or for the account of, or that would otherwise be retained by, the Lessee pursuant to Section 10 or this Section 9 shall be paid to the Lessor as security for the obligations of the Lessee under this Facility Lease and, at such time thereafter as no Default or Event of Default shall be continuing, such amount shall be paid promptly to the Lessee unless this Facility Lease shall have theretofore been declared to be in default, in which event such amount shall be disposed of in accordance with the provisions hereof, of the Indenture and of the Trust Agreement.

                  (j) Assumption of Notes; Creation of Lien on Undivided Interest. In connection with an Event of Loss, a Deemed Loss Event or the exercise of the Cure Option, (i) the Lessee agrees to use its best efforts to comply with the conditions respecting its assumption of all the obligations and liabilities of the Owner Trustee under the Indenture and the Notes set forth in
Section 3.9(b) of the Indenture, and (ii) the Lessor agrees that, if the Lessee fails to assume all the obligations and liabilities of the Owner Trustee under the Indenture and the Notes in accordance with Section 3.9(b) of the Indenture, not later than two Business Days prior to the date on which the Lessee is to acquire the Owner Participant's interest in the Trust Estate pursuant to Section


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



7(b) (4) of the Participation Agreement, the Lessor will cause the Undivided Interest and the Real Property Interest to be subjected to the Lien of the Indenture by executing and delivering to the Indenture Trustee the Undivided Interest Indenture Supplement.

                  SECTION 10.  Insurance.

                  (a) Required Insurance. The Lessee will use its best efforts to cause the Operating Agent to carry and maintain insurance required under the ANPP Participation Agreement and will make all payments required of the Lessee under the ANPP Participation Agreement in respect of such insurance. The Lessee will at all times maintain, directly or through the Operating Agent, policies of casualty and liability insurance with respect to the Undivided Interest and the Real Property Interest in such amounts and with such coverage as shall be adequate in accordance with prudent utility practice. Any policies of insurance in respect of destruction, damage, loss, theft or other casualty to the Undivided Interest, the Real Property Interest, Unit 1 or any part thereof shall name the Lessor (and, to the extent practicable, the Owner Participant) as additional insured, as its interests may appear, and any policies with respect to nuclear liability insurance shall include all Indemnities as additional insureds; provided, however, that if the Operating Agent, as trustee, shall become the loss payee under any policy of insurance constituting Project Insurance, then the Lessor and the Owner Participant shall be and be made beneficiaries of the trust arrangement under which the Operating Agent acts as trustee. The Lessee shall, on or before March 1 of each year, commencing March 1, 1986, furnish to the Lessor and the Owner Participant (A) a certificate signed by an independent insurance broker showing the insurance then maintained under the ANPP Participation Agreement and hereunder, stating that all premiums then due have been paid and stating that the insurance then carried and maintained under the ANPP Participation Agreement and hereunder is in accordance with the terms of the ANPP Participation Agreement and this Section 10, and (B) upon the request of the Lessor or the Owner Participant, copies (to the extent permitted by the issuers of such policies) of policies so maintained. All insurance proceeds paid in respect of damage, destruction, loss, theft or other casualty to the Undivided Interest or the Real Property Interest shall be applied as provided in Section 9(g) (h) or (i), as the case may be.



6091.20.2898.47:1
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


                  (b) Permitted Insurance. Nothing in this Section 10 shall prohibit the Lessee from placing, at its expense, insurance on or with respect to the cost of purchasing replacement power, naming the Lessee as insured and/or loss payee, unless such insurance would conflict with or otherwise limit the availability of insurance to be provided or maintained in accordance with
Section 10(a). Nothing in this Section 10 shall prohibit the Lessor or the Owner Participant from placing at its expense other insurance on or with respect to Unit 1, the Undivided Interest or the Real Property Interest or the operation of Unit 1, naming the Lessor or the Owner Participant as insured and/or loss payee, unless such insurance would conflict with or otherwise limit the insurance to be provided or maintained in accordance with Section 10(a).

                  SECTION 11. Rights to Assign or Sublease.

                  (a) Assignment or Sublease by the Lessee. Without the prior written consent of the Lessor, the Lessee shall not assign, sublease, transfer or encumber (except for Permitted Liens) its leasehold interest in the Undivided Interest or the Real Property Interest under this Facility Lease. The Lessee shall not, without the prior written consent of the Lessor and the Owner Participant, part with the possession of, or suffer or allow to pass out of its possession, the Undivided Interest, the Real Property Interest or any interest therein, except to the extent required pursuant to the ANPP Participation Agreement or expressly permitted by the provisions of this Facility Lease or any other Transaction Document.

                  (b) Assignment by Lessor as Security for Lessor's Obligations. To secure the indebtedness evidenced by the Notes, the Lessor will assign to the Indenture Trustee its right, title and interest to receive certain payments of Rent (not including, in any event, Excepted Payments), to the extent provided in the Indenture and may assign to the Indenture Trustee its right, title and interest in the Undivided Interest and the Real Property Interest as contemplated by Section 9(j). The Lessee hereby (a) consents to such assignment pursuant to the terms of the Indenture, (b) agrees to pay directly to the Indenture Trustee at the Indenture Trustee's Office (so long as the lien of the Indenture has not been satisfied and discharged and the Lessor is obligated thereunder) all amounts of Rent (other than Excepted Payments) due or to become due to the Lessor that shall be required to be paid to the Indenture Trustee pursuant to the Indenture, (c) agrees that the

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



right of the Indenture Trustee to any such payments shall be absolute and unconditional and shall not be affected by an circumstances whatsoever, including, without limitation, those circumstances set forth in Section 4 and
(d) agrees that, to the extent provided in the Indenture and until the Indenture is discharged in accordance with its terms, the Indenture Trustee shall have all the rights of the Lessor hereunder with respect to Assigned Payments as if the Indenture Trustee had originally been named herein as the Lessor.

                  SECTION 12.  Lease Renewal.

                  Subject to the notice requirements set forth in Section 13(a), at the end of the Basic Lease Term provided that no Default, Event of Default, event of Loss or Deemed Loss Event shall have occurred and be continuing and the Notes shall have been paid in full, the Lessee shall have the right to renew the term of this Facility Lease for a period commencing January 15, 2015, and ending on the later of January 15, 2017 and the end of the Maximum Option Period (the Renewal Term), during which the Basic Rent payable shall be the rental provided in Section 3(a) (iii) and Section 21.

                  SECTION 13.  Notices for Renewal or Purchase;
Purchase Options.

                  (a) Notice; Determination of Values; Appraisal Procedure. Not later than three years nor earlier than five years prior to the expiration date of the Basic Lease Term, and not later than three years nor earlier than five years prior to the expiration date of the Renewal Term, as the case may be, the Lessee shall give to the Lessor written notice of its election either to (A) return the Undivided Interest and the Real Property Interest to the Lessor pursuant to Section 5, or (B) exercise the renewal option permitted by Section 12 (in the case of the notice delivered in respect of the expiration date of the Basic Lease Term) or the purchase option permitted by Section 13(b). If the notice specified in clause (B) of the preceding sentence is given three years prior to the expiration of the Basic Lease Term, then not later than two years prior to the expiration date of the Basic Lease Term, the Lessee will give the Lessor written notice of its election either to exercise the renewal option permitted by Section 12 or the purchase option permitted by Section 13(b). Any such election shall be irrevocable as to the Lessee, but no such election shall be binding on the Lessor if, on the effective date thereof, a Default or an Event of Default shall have occurred and be continuing or an Event of Loss

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



or a Deemed Loss Event shall have occurred. Promptly after giving notice, (i) in case the renewal option has been elected, the Maximum Option Period shall be determined by the Appraisal Procedure, or (ii) in case the purchase option permitted by Section 13(b) has been elected, the Lessee and the Owner Participant shall agree upon the Fair Sales Value of the Undivided Interest and the Real Property Interest, or, if within three months after the date of the Lessee's notice the Lessee and the Owner Participant shall be unable so to agree, such value shall be determined by the Appraisal Procedure.

                  (b) Purchase Option at Expiration of the Lease Term. Subject to the notice requirements set forth in Section 13(a), unless a Default or an Event of Default shall have occurred and be continuing or an Event of Loss or Deemed Loss Event shall have occurred, on the date of the expiration of the Basic Lease Term or the Renewal Term (if elected), the Lessee shall have the right to purchase the Undivided Interest and the Real Property Interest for a purchase price equal to the Fair Market Sales Value thereof.

                  (c) Special Purchase Option. Upon 30 days' prior written notice to the Lessor, unless a Default or an Event of Default shall have occurred or be continuing or an Event of Loss or Deemed Loss Event shall have occurred, if the Lessee shall determine that upon a refunding of the Initial Series Note (and the Releveraging Note, if theretofore issued) such refunding would violate any limitation then imposed by the NMPSC, the Lessee shall have the right to purchase the Undivided Interest and the Real Property Interest for a purchase price equal to the greater of (i) the Fair Market Sales Value thereof and (ii) Casualty Value as of the Basic Rent Payment Date first preceding the date of such purchase (or as of the date of such purchase, if such date shall be a Basic Rent Payment Date) plus, if such date shall not be a Basic Rent Payment Date, a pro ration of Basic Rent to the date of purchase.

                  (d) Purchase of the Undivided Interest; Payment, Etc. If the Lessee shall have elected to purchase the Undivided pursuant to Section 13(b) or Section (c), payment by the Lessee of the purchase price for the Undivided Interest and the Real Property Interest shall be made in immediately available funds, whereupon the Lessor shall Transfer the Undivided Interest and the Real Property Interest to the Lessee.



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



                  SECTION 14.  Termination for Obsolescence.

                  (a) Termination Notice. Notwithstanding any provision herein contained to the contrary, unless a Default or an Event of Default shall have occurred and be continuing or an Event of Loss or a Deemed Loss Event shall have occurred, the Lessee shall have the option (provided that the Lessee shall have delivered to the Lessor an Officers' Certificate to the effect that the Lessee's Board of Directors has adopted and there is in effect a resolution determining that Unit 1 is (A) uneconomic to the Lessee or (B) economically obsolete for any reason; and provided that the Lessee shall be disposing of all its other leased interests in Unit 1, on at least 360 days' prior written notice (a Termination Notice) to the Lessor, the Owner Participant and the Indenture Trustee (which notice shall be irrevocable)) to terminate this Facility Lease on any Basic Rent Payment Date after January 15, 1998, and prior to January 15, 2012 (the Termination Date). If the Lessee shall give the Lessor a Termination Notice, the Lessee shall, as agent for the Lessor, use its best efforts to obtain cash bids for the purchase of the Undivided Interest and the Real Property Interest, together with the interest of the Lessor under the Assignment and Assumption. The Lessor shall also have the right to obtain such cash bids, either directly or through agents other than the Lessee. The Lessee shall certify to the Lessor within ten days after the Lessee's receipt of each bid (and, in any event, prior to the Termination Date) the amount and terms thereof and the name and address of the party (which shall not be the Lessee or any Affiliate of the Lessee) submitting such bid.

                  (b) Right of Lessor to Retain Undivided Interest upon Termination. The Lessor may elect to retain, rather than sell, the Undivided Interest and the Real Property Interest by giving notice to the Lessee and to the Indenture Trustee prior to the Termination Date. It shall be a condition precedent to the Lessor's right to retain the Undivided Interest and the Real Property Interest that on or prior to the Termination Date the Lessor shall have paid (or made provision for payment) to the Indenture Trustee, the unpaid principal amount of all Notes Outstanding on such date and all premium, if any, and interest accrued and unpaid on the date of payment. If the Lessor elects to retain the Undivided Interest and the Real Property Interest pursuant to this
Section 14(b), the Lessee shall pay to the Lessor on the Termination Date the Basic Rent and any other Rent due or accrued, as the case may be, to and including the Termination Date, together with an amount equal to the

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



excess, if any, of the Termination Value as of the Termination Date over the highest bona fide offer received pursuant to Section 14(a).

                  (c) Events on the Termination Date. If the Lessor has not elected to retain the Undivided Interest and the Real Property Interest as provided in Section 14(b), on the Termination Date the Lessor shall (upon receipt of the sale price and all additional payments specified in the next sentence) Transfer the Undivided Interest and the Real Property Interest for cash to the bidder (which shall not be the Lessee or an Affiliate of the Lessee) that shall have submitted the highest bid on or before the Termination Date. The total sale price realized at such sale shall be retained by the Lessor (subject, however, to the terms of the Indenture and the requirement that there shall have been paid, or provision for payment made, to the Indenture Trustee the unpaid principal of all Notes Outstanding on the Termination Date and all premium, if any, and interest accrued and unpaid on the date of payment) and, in addition, on the Termination Date the Lessee shall pay to the Lessor (A) the excess, if any, of the Termination Value as of the Termination Date over the net sale price of the Undivided Interest and the Real Property Interest and (B) any Basic Rent due or accrued, as the case may be, to and including the Termination Date and shall pay to the Person or Persons entitled thereto all Supplemental Rent (other than Termination Value). Upon compliance by the Lessee with the applicable provisions of this Section 14, the obligation of the Lessee to pay Basic Rent due hereunder for any period after the Termination Date shall cease and the Basic Lease Term shall end on the Termination Date; provided, however, that, in the event of termination of this Facility Lease pursuant to this Section 14, the obligations of the Lessee under the ANPP Participation Agreement (except as therein expressly provided) and the Assignment and Assumption shall continue in full force and effect and shall not be impaired by reason of any such termination. If, other than as a result of the Lessor's election to retain the Undivided Interest and the Real Property Interest as provided in Section 14(b), on or as of the Termination Date no such sale shall occur or the Lessee shall not have complied in full with this Section 14, this Facility Lease shall continue in full force and effect in accordance with its terms without prejudice to the Lessee's right to exercise its rights under this Section 14 thereafter, except that the Lessee shall not be entitled to deliver another Termination Notice during the 3-year period following such Termination Date. The Lessor shall be under no duty to solicit bids, to inquire into the efforts of the


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Lessee to obtain bids or otherwise  take any action in connection  with any such sale other than, if the Lessor has not elected to retain the Undivided Interest and the Real Property Interest, to Transfer the Undivided Interest and the Real Property Interest to the purchaser named in the highest bid certified by the Lessee to the Lessor or obtained by the Lessor, against receipt of the payments provided for herein.

                  (d) Early Termination Notice. In the event that the Lessee shall fail to exercise its renewal option or purchase option within the time limit provided by Section 13(a), the Lessor shall have the option, on any Basic Rent Payment Date thereafter, on at least 120 days prior written notice (an Early Termination Notice) to the Lessee and the Indenture Trustee, to terminate this Facility Lease on the Basic Rent Payment Date specified in such notice (the Early Termination Date). Any Early Termination Notice may be revoked by the Lessor at any time on or prior to the Early Termination Date.

                  (e) Events on the Early Termination Date. On the Early Termination Date the Lessor shall, at its option, (i) Transfer the Undivided Interest and the Real Property Interest to the bidder (other than the Lessee or any Affiliate of the Lessee) selected by the Lessor or (ii) retain the Undivided Interest and the Real Property Interest. It shall be a condition precedent to the Lessor's right to sell or retain the Undivided Interest and the Real Property Interest that on or prior to the Early Termination Date the Lessor shall have paid (or made provision for payment) to the Indenture Trustee on such date the unpaid principal amount of all Notes Outstanding on such date and all premium, if any, and interest accrued and unpaid on the date of payment. The total sale price realized at any such sale shall be retained by the Lessor and, in addition, on the Early Termination Date the Lessee shall pay to the Lessor any Basic Rent due or accrued, as the case may be, to and including the Early Termination Date, and shall pay to the Person or Persons entitled thereto all Supplemental Rent (other than Termination Value). Upon compliance the Lessee with the applicable provisions of this Section 14, the obligation of the Lessee to pay Basic Rent due hereunder for any period after the Early Termination Date


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shall  cease  and the  Lease  Term  shall  end on the  Early  Termination  Date;
provided, however, that in the event of the termination of this Facility Lease pursuant to this Section 14, the obligations of the Lessee under the ANPP
Participation   Agreement  (except  as  therein  expressly   provided)  and  the
Assignment and Assumption shall continue in full force and effect and shall not be impaired by reason of any such termination.

                  SECTION 15. Events of Default.

                  The term Event of Default, wherever used herein, shall mean any of the following events (whatever the reason for such Event of Default and whether it shall be voluntary, or come about or be effected by operation of law, or be pursuant to or in compliance with any Applicable Law or Governmental Action):

                (i) the Lessee shall fail to make, or cause to be made, (x) payment of Casualty Value, Termination Value, Special Casualty Value or payment due pursuant to exercise of the Cure Option when due, (y) any payment of Basic Rent within 5 Business Days after the same shall become due or (z) any payment of Supplemental Rent (other than Casualty Value, Termination Value, Special Casualty Value or payment due pursuant to exercise of the Cure Option) within 20 days after the same shall become due or demanded, as the case may be; or

                (ii) the Lessee shall fail to perform or observe any covenant, condition or agreement to be performed or observed by it under Section 10(b) (3)
(i),  10(b)  (3) (ii),  10(b)  (3)  (iii) or 10(b) (3) (v) of the  Participation
Agreement or Section 7, 10 (other than failure of the Lessee to cause to be delivered the insurance broker's certificate described therein) or 11 of this Facility Lease; or



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                (iii)  the  remaining   economic  useful  life  of  Unit  1,  as
determined under Section 8(g) (if required thereby to be so determined), shall be less than 5-1/2 years as of July 15, 2014, or less than 3-1/2 years as of the date six months prior to the end of the Renewal Term; or

                (iv) the Lessee shall fail to perform or observe any covenant or agreement to be performed or observed by it under Section 10(b) (3) (viii) of the Participation Agreement and such failure shall continue for a period of 30 days after there shall have been given to the Lessee by the Lessor or the Owner Participant a notice specifying such failure and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

                (v) the Lessee shall fail to perform or observe any covenant, condition or agreement (other than those referred to in clauses (i) through (iv) above) to be performed or observed by it under this Facility Lease or any other Transaction Document, and such failure shall continue for a period of 30 days after there shall have been given to the Lessee by the Lessor or the Owner Participant a notice specifying such failure and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

                (vi) any representation or warranty made by the Lessee in this Facility Lease, any other Transaction Document (other than the Tax Indemnification Agreement) or any agreement, document or certificate delivered by the Lessee in connection herewith or therewith shall prove to have been incorrect in any material respect when any such representation or warranty was


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



made or given and shall remain material and materially incorrect at the time in question; or

                (vii) the Lessee shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking of possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall take any corporate action to authorize any of the foregoing; or an involuntary case or other proceeding shall be commenced against the Lessee seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case of other proceeding shall remain undismissed or unstayed for a period of 60 consecutive days; or

                (viii) final judgement for the payment of money in excess of $1,000,000 shall be rendered against the Lessee and the Lessee shall not have discharged the same or provided for its discharge in accordance with its terms or bonded the same or procured a stay of execution thereof within 60 days from the entry thereof; or

                (ix) (1) a default by the Lessee under the ANPP Participation Agreement in consequence of which the Lessee's right to receive its Generation

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



Entitlement Share in PVNGS is suspended by the other ANPP Participants, or (2) the giving by any ANPP Participant of a notice under Section 23.2 (or any comparable successor provision) of the ANPP Participation Agreement respecting a default thereunder by the Lessee and the lapse of 20 Business Days from the giving of such notice without the Lessee having cured such default; provided, however, that for purposes of this clause (2) if the Lessee shall have disputed the existence or nature of a default and such dispute shall have become the subject of an arbitration under Section 24 (or any comparable successor provision) of the ANPP Participation Agreement, such 20 Business Day period shall commence on the date of the final determination of the board of arbitrators under such Section 24; or

                (x) (1) the Lessee shall fail to pay when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) any Debt (which term shall mean (A) indebtedness for borrowed money, (B) obligations as lessee under leases and (C) obligations under direct or indirect guarantees in respect of, and obligations (contingent or otherwise) to purchase or otherwise acquire or otherwise to assure a creditor against loss in respect of, indebtedness or obligations of others of the kinds referred to in clause (A) or
(B) above, in each case if the principal amount (or equivalent) thereof is greater than $20,000,000) of the Lessee, and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Debt, but only if the Lessee shall have received notice of such failure or a Responsible Officer of the Lessee shall have actual acknowledge of


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



such failure; or (2) any other default under any agreement or instrument relating to any such Debt, or any other event, shall occur and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such default or event is to accelerate, or to permit the acceleration of, the maturity of such Debt, but only if the Lessee shall have received notice of such default or a Responsible Officer of the Lessee shall have actual knowledge of such default.

                  SECTION 16. Remedies.

                  (a) Remedies. Upon the occurrence of any Event of Default and so long as the same shall be continuing, the Lessor may, at its option, declare this Facility Lease to be in default by written notice to such effect given to the Lessee, and may exercise one more of the following remedies as the Lessor in its sole discretion shall elect:

                (i) the Lessor may, by notice to the Lessee, rescind or terminate this Facility Lease;

                (ii) the Lessor may (x) demand that the Lessee, and thereupon the Lessee shall, return possession of the Undivided Interest and the Real Property Interest promptly to the Lessor in the manner and condition required by, and otherwise in accordance with the provisions of, this Facility Lease as if they Undivided Interest and the Real Property Interest were being returned at the end of the Lease Term and the Lessor shall not be liable for the reimbursement of the Lessee for any costs and expenses incurred by the Lessee in connection therewith and (y) enter upon the PANGS Site and take immediate possession of (to the exclusion of the Lessee) the Undivided Interest and the Real Property Interest, by summary proceedings or otherwise, all without

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



liability to the Lessee for or by reason of such entry or taking of possession, whether for the restoration of damage to property caused by such taking or otherwise;

                (iii) the Lessor may sell the Undivided Interest and the Real Property Interest, or any part thereof, together with any interest of the Lessor under the Assignment and Assumption, at public or private sale, as the Lessor may determine, free and clear of any rights of the Lessee in the Undivided Interest and the Real Property Interest and without any duty to account to the Lessee with respect to such action or inaction or any proceeds with respect thereto (except to the extent required by clause (v) or (vi) below if the Lessor shall elect to exercise its rights thereunder), in which event the Lessee's obligation to pay Basic Rent hereunder for periods commencing after the date of such sale shall be terminated or proportionately reduced, as the case may be (except to the extent that Basic Rent is to be included in computations under clause (v) or (vi) below if the Lessor shall elect to exercise its rights thereunder);

                (iv) the Lessor may hold, keep idle or lease to others all or any part of the Undivided Interest and the Real Property Interest, as the Lessor in its sole discretion may determine, free and clear of any rights of the Lessee and without any duty to account to the Lessee with respect to such action or inaction or for any proceeds with respect to such action or inaction, except that the Lessee's obligation to pay Basic Rent for periods commencing after the Lessee shall have been deprived of use of the Undivided Interest and the Real Property Interest pursuant to this clause (iv) shall be reduced by the net proceeds, if any, received by the Lessor from leasing the Undivided Interest and

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



the Real Property Interest to any Person other than the Lessee for the same periods or any portion thereof;

                (v) except in the case of an Event of Default specified in clause (iii) of Section 15, the Lessor may, whether or not the Lessor shall have exercised or shall thereafter at any time exercise its rights under clause (i),
(ii), (iii) or (iv) above, demand, by written notice to the Lessee specifying a payment date which shall be a Basic Rent Payment Date not earlier than 10 days after the date of such notice, that the Lessee pay to the Lessor, and the Lessee shall pay to the Lessor, on the Basic Rent Payment Date specified in such notice, as liquidated damages (in lieu of the Basic Rent due after the Basic Rent Payment specified in such notice), any unpaid Rent due through the Basic Rent Payment Date specified in such notice plus whichever of the following amounts the Lessor, in its sole discretion, shall specify in such notice (together with interest on such amount at the interest rate specified in Section 3(b) (iii) from the Basic Rent Payment Date specified in such notice to the date of actual payment) (and upon receipt of such payment the Lessor shall Transfer to the Lessee the Undivided Interest and the Real Property Interest):

                (A) an amount equal to the excess, if any, of Casualty Value, computed as of the Basic Rent Payment Date specified in such notice, over the Fair Market Rental Value of the Undivided Interest and the Real Property Interest (determined on the basis of the then actual condition of Unit 1) until the end of the remaining useful life of Unit 1, after discounting

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



such Fair Market Rental Value semi-annually to present value as of the Basic Rent Payment Date specified in such notice at a rate of 12% per annum;

                (B) an amount equal to the excess, if any, of such Casualty Value over the Fair Market Sales Value of the Undivided Interest and the Real Property Interest (determined on the basis of the then actual condition of Unit
1) as of the Basic Rent Payment Date specified in such notice; or

                (C) an amount equal to the excess, if any, of (1) the present value as of the Basic Rent Payment Date specified in such notice of all installments of Basic Rent until the end of the Basic Lease Term or the Renewal Term, as the case may be, discounted semi-annually at a rate of 10% per annum, over (2) the present value as of such Basic Rent Payment Date of the Fair Market Rental Value of the Undivided Interest and the Real Property Interest (determined on the basis of the then actual condition of Unit 1) until the end of the Basic Lease Term or the Renewal Term, as the case may be, discounted semi-annually at a rate of 10% per annum;

                (vi) if the Lessor shall have sold all the Undivided Interest and the Real Property Interest pursuant to clause (iii) above, the Lessor, in lieu of exercising its rights under clause (v) above with respect to the Undivided Interest and the Real Property Interest may, if it shall so elect, demand that the Lessee pay to the Lessor and the Lessee shall pay to the Lessor on the date of such sale, as liquidated damages for loss of a bargain and not as a penalty (in lieu of Basic Rent due for periods commencing after the next Basic


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



Rent Payment Date following the date of such sale), any unpaid Basic Rent due through such Basic Rent Payment Date, plus the amount of any deficiency between the Sale Proceeds and Casualty Value, computed as of such Basic Rent Payment Date, together with interest at the interest rate specified in Section 3(b)(iii) on the amount of such Rent and such deficiency from the date of such sale until the date of actual payment;

                (vii) in the case of an Event of  Default  specified  in  clause
(iii) of Section 15, the Lessor may demand, by written notice of the Lessee specifying a payment date which shall be the last Basic Rent Payment Date of the Lease Term, that the Lessee pay to the Lessor, and the Lessee shall pay to the Lessor, on such Basic Rent Payment Date, as liquidated damages for loss of a bargain and not as a penalty, any unpaid Rent due through such Basic Rent Payment Date plus an amount equal to the Fair Market Sales Value (without regard to the obligations of the Lessee under Section 10(b)(3)(xi) of the Participation Agreement) of the Undivided Interest and the Real Property Interest (determined on the basis of the then actual condition of Unit 1) deter-mined as of such Basic Rent Payment Date (together with interest on such amount at the interest rate specified in Section 3(b)(iii) from such Basic Rent Payment Date specified in such notice to the date of actual payment) (and upon receipt of such payment the Lessor shall transfer to the Lessee the Undivided Interest and the Real Property Interest); or

                (viii) the Lessor may exercise any other right or remedy that may be available to it under any Applicable Law or proceed by appropriate court action to enforce the terms hereof or to recover damages for the breach hereof.



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



                  (b) No Release. No restriction or termination of this Facility Lease, in whole or in part, or repossession of the Undivided Interest or the Real Property Interest or exercise of any remedy under paragraph (a) of this
Section 16 shall, except as specifically provided therein, relieve the Lessee of any of its liabilities and obligations hereunder. In addition, the Lessee shall be liable, except as otherwise provided above, for any and all unpaid Rent due hereunder before, after or during the exercise of any of the foregoing remedies, including all reasonable legal fees and other costs and expenses incurred by the Lessor or the Owner Participant by reason of the occurrence of any Event of Default or the exercise of the Lessor's remedies with respect thereto. At any sale of the Undivided Interest, the Real Property Interest or any part thereof pursuant to this Section 16, the Owner Participant, the Lessor or the Indenture Trustee may bid for and purchase such property.

                  (c) Remedies Cumulative. No remedy under paragraph (a) of this
Section 16 is intended to be exclusive, but each shall be cumulative and in addition to any other remedy provided under such paragraph (a) or otherwise available to the Lessor at law or in equity. No express or implied waiver by the Lessor of any Default or Event of Default hereunder shall in any way be, or be construed to be, a waiver of any future or subsequent Default or Event of Default. The failure or delay of the Lessor in exercising any right granted it hereunder upon any occurrence of any of the contingencies set forth herein shall not constitute a waiver of any such right upon the continuation or recurrence of any such contingencies or similar contingencies and any single or partial exercise of any particular right by the Lessor shall not exhaust the same or constitute a waiver of any other right provided herein. To the extent permitted by Applicable Law, the Lessee hereby waives any rights now or hereafter conferred by statute or otherwise which may require the Lessor to sell, lease or otherwise use the Undivided Interest or Unit 1 in mitigation of the Lessor's damages as set forth in paragraph (a) of this Section 16 or which may otherwise limit or modify any of the Lessor's rights and remedies provided in this
Section 16.

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


                  (d) Exercise of Other Rights or Remedies. In addition to all other rights and remedies provided in this Section 16, the Lessor may exercise any other right or remedy that may be available to it under Applicable Law or proceed by appropriate court action to enforce the terms hereof or to recover damages for the breach hereof.

                  (e) Special Cure Right of Lessee. In the event a "Notice of Default" is given under Section 15 (iv), the Lessee may, on or prior to the occurrence of an Event of Default resulting therefrom, give written notice to the Lessor stating that the Lessee has elected to exercise the option (the Cure Option) provided in this Section 16(e), which election shall be irrevocable as to the Lessee. Promptly after the giving of such notice, the Lessee and the Owner Participant shall agree upon the Fair Market Sales Value of the Undivided Interest and the Real Property Interest or, if they shall be unable so to agree within one month after the date of the Lessee's notice, such value shall be determined by the Appraisal Procedure. On the Basic Rent Payment Date next following the date that such Fair Market Sales Value shall have been determined, the Lessee shall pay to the Lessor all Rent due on such Basic Rent Payment Date, plus an amount equal to the excess of (i) the greater of such Fair Market Sales Value and the Casualty Value determined as of such Basic Rent Payment Date over
(ii) the unpaid principal amount of the Notes Outstanding on such date after giving effect to the payment, if any, of the principal installment and payable on such date. Upon compliance in full by the Lessee with the foregoing provisions of this paragraph (e) and assumption by the Lessee of all the obligations and liabilities of the Owner Trustee under the Indenture and the Notes pursuant to Section 3.9(b) of the Indenture, the Lessor shall Transfer the Undivided Interest and the Real Property Interest to the Lessee. If the Lessee shall not have assumed all the obligations and liabilities of the Owner

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



Trustee under the Indenture and the Notes in accordance with Section 3.9(b) of the Indenture, but shall have paid all amounts required by this paragraph (e), the Lessor shall retain the Undivided Interest and the Real Property Interest subject to the terms of this Facility Lease and Section 7(b)(4) of the Participation Agreement; provided, however, that the obligation of the Lessee to pay further Basic Rent shall be reduced to an amount on each Basic Rent Payment Date equal to the aggregate amount of principal, premium, if any, and accrued interest then payable on all Notes then Outstanding and this Facility Lease shall become a security agreement for all purposes of Applicable Law. The Lessee agrees to use its best efforts to comply with the conditions respecting its assumption set forth in Section 3.9(b) of the Indenture and, failing such assumption, agrees to accept a transfer of the Owner Participant's right, title and interest in the Trust Estate pursuant to Section 7(b)(4) of the Participation Agreement.

                  SECTION 17.  Notices.

                  All communications and notices provided for in this Facility Lease shall be in writing and shall be given in person or by means of telex, telecopy, or other wire transmission, or mailed by registered or certified mail, addressed as provided in the Participation Agreement. All such communications and notices given in such manner shall be effective on the date of receipt of such communication or notice.

                  SECTION 18.  Successors and Assigns.

                  This Facility Lease, including all agreements, covenants, indemnities, representations and warranties, shall be binding upon and inure to the benefit of the Lessor and its successors and permitted assigns, and the Lessee and its successors and, to the extent permitted hereby, assigns.



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                  SECTION 19.  Right to Perform for Lessee.

                  If the Lessee shall fail to make any payment of Rent to be made by it, or shall fail to perform or comply with any of its other agreements contained herein, or fail to make any payment to be made by it under any ANPP Project Agreement, or shall fail to perform or comply with any of its other agreements contained in any ANPP Project Agreement, either the Lessor or the Owner Participant may, but shall not be obligated to, tender such payment, or effect such performance or compliance, and the amount of such payment and the amount of all costs and expenses (including, without limitation, attorneys' and other professionals' fees and expenses) of the Lessor or the Owner Participant, as the case may be, incurred in connection with such payment or the performance of or compliance with such agreement, as the case may be, together with interest thereon at the Penalty Rate, shall be deemed Supplemental Rent, payable by the Lessee upon demand. In the event that the Lessor or the Owner Participant shall cure any default by the Lessee under the ANPP Participation Agreement, then (so long as an Event of Default has occurred and is continuing) the Lessor, together with each other Person contributing to such cure, shall be entitled (to the full extent enforceable in accordance with Applicable Law) to receive the Generation Entitlement Share of the Lessee under the ANPP Participation Agreement (not limited to Unit 1), with each contributor to receive a percentage of such Generation Entitlement Share equal to the percentage of the cure contributed thereby.

                  SECTION 20. Additional Covenants.

                  The Lessee agrees to comply with and to pay, as Supplemental Rent, all amounts payable by it under the provisions of Section 13 of the Participation Agreement and under the provisions of the Tax Indemnification Agreement, which provisions are incorporated herein by this reference as fully as if set forth in full at this place. The Lessee agrees to comply with its covenants and agreements set forth in Sections 10(b), 14 and 16 of

6091.20.2898.47:1
                                     - 43 -
the Participation Agreement and Articles III, IV, V and VI of the Assignment and Assumption which covenants and agreements are incorporated herein by this reference as fully as if set forth in full at this place.

                  SECTION 21. Lease of Real Property Interest.

                  Pursuant to the Deed and the Assignment of Beneficial Interest, the Lessee has sold to the Lessor the Real Property Interest. The Lessor hereby grants to the Lessee a leasehold interest in the Real Property Interest, such leasehold to be coterminous with the lease of the Undivided Interest hereunder and to be at a rent per annum equal to 12.42% of the Real Estate Investment payable by the Lessee to the Lessor in arrears in equal semiannual installments on each Basic Rent Payment Date during the Lease Term.

                  SECTION 22.  Amendments and Miscellaneous.

                  (a) Amendments in Writing. The terms of this Facility Lease may not be waived, altered, modified, amended, supplemented or terminated in any manner whatsoever except by written instrument signed by the Lessor and the Lessee.

                  (b) Survival. (1) All indemnities, representations and warranties contained in this Facility Lease and the other Transaction Documents and the Financing Documents and in any agreement, document or certificate delivered pursuant hereto or thereto or in connection herewith or therewith shall survive, and continue in effect following, the execution and delivery of this Facility Lease and the expiration or other termination of this Facility Lease.

                  (2) The obligations of the Lessee to pay Supplemental Rent and the obligations of the Lessee under Sections 5, 16, 19 and 20 hereof shall survive the expiration or termination of this Facility Lease. The extension of any applicable statute of limitations by the Owner Trustee, the Indenture Trustee, the Lessee, the Owner Participant, the Loan Participant or any


6091.20.2898.47:1
                                     - 44 -

Indemnitee  shall not affect such survival.  The obligations of the Lessee under
Section 20 are expressly made for the benefit of, and shall be enforceable by, any Indemnitee, separately or together, without declaring this Facility Lease to be in default and notwithstanding any assignment by the Lessor of this Facility Lease or any of its rights thereunder or any disposition of all or any part of any interest in the Undivided Interest, the Real Property Interest, Unit 1 or any other property referred to in this Facility Lease or in this Facility Lease or any other Transaction Document or Financing Document. All payments required to be made pursuant to Section 20 shall be made directly to, or as otherwise requested by, the Indemnitee entitled thereto upon written demand by such Indemnitee.

                  (c) Severability of Provisions. Any provision of this Facility Lease which may be determined by competent authority to be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforce-ability without invalidating the remaining provisions hereof or thereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by Applicable Law, the Lessee hereby waives any provision of law which renders any provision hereof prohibited or unenforceable in any respect.

                  (d) True Lease. This Facility Lease shall constitute an agreement of lease and nothing herein or therein shall be construed as conveying to the Lessee any right, title or interest in or to the Undivided Interest or the Real Property Interest, except as lessee only.

                  (e) Original Lease. The single executed original of this Facility Lease marked "THIS COUNTERPART IS THE ORIGINAL COUNTERPART" and containing the receipt of the Indenture Trustee thereon shall be the "Original" of this Facility Lease. To the extent that this Facility Lease constitutes


6091.20.2898.47:1
                                     - 45 -
chattel paper, as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction, no security interest in this Facility Lease may be created through the transfer or possession of any counterpart other than the "Original".

                  (f) Governing Law. This Facility Lease shall be governed by and construed in accordance with the law of the State of New York, except to the extent that pursuant to the law of the State of Arizona the law of the State of Arizona is mandatorily applicable thereto.

                  (g) Headings. The division of this Facility Lease into sections, the provision of a table of contents and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Facility Lease.

                  (h) Concerning the Owner Trustee. FNB is entering into this Facility Lease solely as Owner Trustee under the Trust Agreement and not in its individual capacity. Anything herein to the contrary notwithstanding, all and each of the representations, war-ranties, undertakings and agreements herein made on the part of the Owner Trustee are made and intended not as personal representations, warranties, undertakings and agreements by or for the purpose or with the intention of binding FNB personally but are made and intended for the purpose of binding only the Trust Estate, and this Facility Lease is executed and delivered by the Owner Trustee solely in the exercise of the powers expressly conferred upon it as trustee under the Trust Agreement; and no personal liability or responsibility is assumed hereunder by or shall at any time be enforceable against FNB or any successor in trust or the Owner Participant on account of any representations, warranty, undertaking or agreement hereunder of the Owner Trustee, either expressed or implied, all such personal liability, if any, being expressly waived by the Lessee, except that the Lessee or any Person claiming by, through or under it, making claim hereunder, may look to the Trust Estate for satisfaction of the same and the


6091.20.2898.47:1
                                     - 46 -

Owner Trustee or its successor in trust, as applicable, shall be personally liable for its own gross negligence or willful misconduct. If a successor owner trustee is appointed in accordance with the terms of the Trust Agreement, such successor owner trustee shall, without any further act, succeed to all the rights, duties, immunities and obligations of the Owner Trustee hereunder and the predecessor owner trustee shall be released from all further duties and obligations hereunder.

                  (i) Disclosure. Pursuant to Arizona Revised Statutes Section 33-401, the beneficiary of the Trust Agreement is the Owner Participant described in Schedule 1 hereto. The address of the beneficiary is also therein described. A copy of the Trust Agreement is available for inspection at the offices of the Owner Trustee at 100 Federal Street, Boston, Massachusetts 02110, Attention of Corporate Trust Division.

                  (j) Counterpart Execution. This Facility Lease may be executed in any number of counterparts and by each of the parties hereto or thereto on separate counterparts, all such counterparts together constituting but one and the same instrument.



6091.20.2898.47:1
                                     - 47 -

                  IN WITNESS WHEREOF, each of the parties hereto has caused this Facility Lease to be duly executed in New York, New York by an officer thereunto duly authorized.



                                    THE FIRST  NATIONAL  BANK OF BOSTON,  not in
                                      its  individual  capacity,  but  solely as
                                      Owner   Owner   Trustee   under   a  Trust
                                      Agreement, dated as of December 16, 1985, with Burnham Leasing Corporation


                                    By:     /S/
                                            Vice President



                                    PUBLIC SERVICE COMPANY OF NEW
                                      MEXICO,


                                    By:     /S/
                                            Senior Vice President and
                                             Chief Financial Officer


6091.BURNHAM.2898.47A:2
                                     - 48 -

State of New York                   )
                                    ) ss:
County of New York                  )



                  The foregoing instrument was acknowledged before me this 31st day of December, 1985, by A.J. ROBISON, the Senior Vice President and Chief Financial Officer of PUBLIC SERVICE COMPANY OF NEW MEXICO, a New Mexico corporation, on behalf of the corporation.



                                                     /S/
                                                     Notary Public



State of New York                   )
                                    ) ss:
County of New York                  )



                  The foregoing instrument was acknowledged before me this 31st day of December, 1985, by CLARK M. WHITCOMB, a Vice President of THE FIRST
NATIONAL BANK OF BOSTON, a national banking association, on behalf of the banking association as trustee under that certain Trust Agreement dated as of December 16, 1985.



                                                     /S/
                                                     Notary Public


6091.BURNHAM.2898.47A:2

                                   SCHEDULE 1
                                       to
                                      LEASE

                          OWNER PARTICIPANT INFORMATION


                  1. The Owner Participant is Burnham Leasing Corporation, a New York corporation, whose address is 60 Broad Street, New York, New York 10004,
Attention: Chief Financial Officer.

                  2. The daily equivalent rate is .0242685% of Facility Cost.

                  3. The assumed interest rate on the Notes utilized in determining the limitations set forth in Section 3(d) is 11.84%.



6091.BURNHAM.2898.47A:2

                                   SCHEDULE 2
                                    TO LEASE

                             BASIC RENT PERCENTAGES

On each Basic Rent Payment Date the percentage of Facility Cost is 4.3683233%.

                                   SCHEDULE 4
                                       to
                                      LEASE


                       SCHEDULE OF SPECIAL CASUALTY VALUES



                                   SCHEDULE 3
                                       to
                                      LEASE

                           SCHEDULE TO CASUALTY VALUES



    Basic                                       Basic
    Rent               Percentage               Rent                Percentage
   Payment            of Facility              Payment             of Facility
    Date                 Cost                   Date                  Cost
    ----                 ----                   ----                  ----

  1/15/1986           104.9449929             1/15/2010            45.6329355
  7/15/1986           104.9449929             7/15/2010            42.8476191
  1/15/1987           106.7906349             1/15/2011            40.2065051
  7/15/1987           108.3567602             7/15/2011            37.6968572
  1/15/1988           109.6453406             1/15/2012            35.3513537
  7/15/1988           110.7459963             7/15/2012            33.1926801
  1/15/1989           111.6684070             1/15/2013            31.0385731
  7/15/1989           112.4079070             7/15/2013            28.6298750
  1/15/1990           112.9478299             1/15/2014            26.0153606
  7/15/1990           113.2823292             7/15/2014            23.1718185
  1/15/1991           113.3934703             1/15/2015             20,000000
  7/15/1991           113.2872211
  1/15/1992           112.9615662
  7/15/1992           112.4099531
  1/15/1993           111.6146188
  7/15/1993           111.8178282
  1/15/1994           113.2588791
  7/15/1994           115.1747439
  1/15/1995           116.4172103
  7/15/1995           114.9036415
  1/15/1996           112.4507038
  7/15/1996           109.6691084
  1/15/1997           106.9772870
  7/15/1997           103.8909368
  1/15/1998           100.9371133
  7/15/1998            97.5501383
  1/15/1999            95.3829528
  7/15/1999            94.0642048
  1/15/2000            91.7972204
  7/15/2000            90.4161433
  1/15/2001            88.0435117
  7/15/2001            86.6035347
  1/15/2002            84.1210666
  7/15/2002            82.6204585
  1/15/2003            80.0238785
  7/15/2003            78.4609530
  1/15/2004            75.7459084
  7/15/2004            74.1190412
  1/15/2005            71.2811124
  7/15/2005            68.5579027
  1/15/2006            66.2116454
  7/15/2006            63.8258487
  1/15/2007            61.3746389
  7/15/2007            58.8892024
  1/15/2008            56.3361083
  7/15/2008            53.7482788
  1/15/2009            51.0906065
  7/15/2009            48.3977741

                      Percentage                                 Percentage
    Payment           of Facility           Payment              of Facility
     Date                Cost                Date                   Cost
     ----                ----                ----                   ----

  30 JAN 1986          102.54722          30 DEC 1989          116.00042
  30 FEB 1986          103.64809          30 JAN 1990          112.41168
  30 MAR 1986          104.75644          30 FEB 1990          113.20895
  30 APR 1986          105.85531          30 MAR 1990          114.00891
  30 MAY 1986          106.90920          30 APR 1990          114.79379
  30 JUN 1986          107.99805          30 MAY 1990          115.55060
  30 JUL 1986          104.66690          30 JUN 1990          116.32934
  30 AUG 1986          105.70480          30 JUL 1990          112.70049
  30 SEP 1986          106.76439          30 AUG 1990          113.45689
  30 OCT 1986          107.77067          30 SEP 1990          114.21556
  30 NOV 1986          108.81131          30 OCT 1990          114.93740
  30 DEC 1986          109.85732          30 NOV 1990          115.68063
  30 JAN 1987          106.48278          30 DEC 1990          116.42596
  30 FEB 1987          107.47676          30 JAN 1991          112.76362
  30 MAR 1987          108.49187          30 FEB 1991          113.48483
  30 APR 1987          109.48584          30 MAR 1991          114.20996
  30 MAY 1987          110.44763          30 APR 1991          114.91859
  30 JUN 1987          111.43881          30 MAY 1991          115.60346
  30 JUL 1987          108.01763          30 JUN 1991          116.30691
  30 AUG 1987          108.95994          30 JUL 1991          112.60692
  30 SEP 1987          109.92276          30 AUG 1991          113.28852
  30 OCT 1987          110.83991          30 SEP 1991          113.97163
  30 NOV 1987          111.78590          30 OCT 1991          114.62245
  30 DEC 1987          112.73605          30 NOV 1991          115.29131
  30 JAN 1988          109.27090          30 DEC 1991          115.96152
  30 FEB 1988          110.19466          30 JAN 1992          112.22826
  30 MAR 1988          111.12455          30 FEB 1992          112.87585
  30 APR 1988          112.03624          30 MAR 1992          113.52462
  30 MAY 1988          112.92193          30 APR 1992          114.15949
  30 JUN 1988          113.83156          30 MAY 1992          114.76960
  30 JUL 1988          110.33408          30 JUN 1992          115.39710
  30 AUG 1988          111.22450          30 JUL 1992          111.62095
  30 SEP 1988          112.11852          30 AUG 1992          112.22479
  30 OCT 1988          112.97559          30 SEP 1992          112.82939
  30 NOV 1988          113.85615          30 OCT 1992          113.40186
  30 DEC 1988          114.74020          30 NOV 1992          113.99113
  30 JAN 1989          111.21711          30 DEC 1992          114.58097
  30 FEB 1989          112.08135          30 JAN 1993          110.76709
  30 MAR 1989          112.94895          30 FEB 1993          111.33238
  30 APR 1989          113.80184          30 MAR 1993          111.89806
  30 MAY 1989          114.62675          30 APR 1993          112.44941
  30 JUN 1989          115.47466          30 MAY 1993          112.97597
  30 JUL 1989          111.91523          30 JUN 1993          113.51859
  30 AUG 1989          112.74245          30 JUL 1993          109.68773
  30 SEP 1989          113.57265          30 AUG 1993          110.22027
  30 OCT 1989          114.36596          30 SEP 1993          110.75290
  30 NOV 1989          115.18177          30 OCT 1993          111.28561
                                          30 NOV 1993
                                          30 DEC 1993

                                   SCHEDULE 4
                                       to
                                      LEASE


                       SCHEDULE OF SPECIAL CASUALTY VALUES


  30 NOV 1993          111.81840        30 JAN 1998         96.86932
  30 DEC 1993          112.35127        30 FEB 1998         97.30108
  30 JAN 1994          108.51231        30 MAR 1998         97.73297
  30 FEB 1994          109.03561        30 APR 1998         98.16499
  30 MAR 1994          109.55900        30 MAY 1998         98.59715
  30 APR 1994          110.08248        30 JUN 1998         99.02943
  30 MAY 1994          110.60604        30 JUL 1998         95.08740
  30 JUN 1994          111.12969        30 AUG 1998         95.50515
  30 JUL 1994          107.28128        30 SEP 1998         95.92304
  30 AUG 1994          107.79490        30 OCT 1998         96.34107
  30 SEP 1994          108.30862        30 NOV 1998         96.75923
  30 OCT 1994          108.82242        30 DEC 1998         97.17753
  30 NOV 1994          109.33632        30 JAN 1999         93.24199
  30 DEC 1994          109.85031        30 FEB 1999         93.64041
  30 JAN 1995          105.99200        30 MAR 1999         94.04822
  30 FEB 1995          106.49549        30 APR 1999         94.45618
  30 MAR 1995          106.99907        30 MAY 1999         94.88336
  30 APR 1995          107.50275        30 JUN 1999         95.30138
  30 MAY 1995          108.00652        30 JUL 1999         91.36876
  30 JUN 1995          108.51040        30 AUG 1999         91.75200
  30 JUL 1995          104.64171        30 SEP 1999         92.15473
  30 AUG 1995          105.13459        30 OCT 1999         92.55760
  30 SEP 1995          105.62756        30 NOV 1999         92.96063
  30 OCT 1995          106.12063        30 DEC 1999         93.36381
  30 NOV 1995          106.61380        30 JAN 2000         89.41386
  30 DEC 1995          107.10708        30 FEB 2000         89.79616
  30 JAN 1996          103.22754        30 MAR 2000         90.18837
  30 FEB 1996          103.70929        30 APR 2000         90.58073
  30 MAR 1996          104.19115        30 MAY 2000         90.99331
  30 APR 1996          104.67311        30 JUN 2000         91.39628
  30 MAY 1996          105.15518        30 JUL 2000         87.44946
  30 JUN 1996          105.63736        30 AUG 2000         87.81585
  30 JUL 1996          101.74645        30 SEP 2000         88.20275
  30 AUG 1996          102.21656        30 OCT 2000         88.58982
  30 SEP 1996          102.68678        30 NOV 2000         88.97705
  30 OCT 1996          103.15711        30 DEC 2000         89.36446
  30 NOV 1996          103.62755        30 JAN 2001         85.39946
  30 DEC 1996          104.09811        30 FEB 2001         85.76492
  30 JAN 1997          100.19529        30 MAR 2001         86.14081
  30 FEB 1997          100.65320        30 APR 2001         86.51687
  30 MAR 1997          101.11123        30 MAY 2001         86.91421
  30 APR 1997          101.56938        30 JUN 2001         87.30144
  30 MAY 1997          102.02764        30 JUL 2001         83.33981
  30 JUN 1997          102.48602        30 AUG 2001         83.68859
  30 JUL 1997          98.57073         30 SEP 2001         84.05895
  30 AUG 1997          99.01587         30 OCT 2001         84.42950
  30 SEP 1997          99.46114         30 NOV 2001         84.80023
  30 OCT 1997          99.90652         30 DEC 2002         85.17115
  30 NOV 1997          100.35203        30 JAN 2002         81.19045
  30 DEC 1997          100.79767        30 FEB 2002         81.53831
  30 JAN 1998           96.86932

                                   SCHEDULE 4
                                       to
                                      LEASE


                       SCHEDULE OF SPECIAL CASUALTY VALUES





  30 MAR 2002         81.89715           30 APR 2006           63.09828
  30 APR 2002         82.25618           30 MAY 2006           63.41309
  30 MAY 2002         82.63761           30 JUN 2006           63.71494
  30 JUN 2002         83.00841           30 JUL 2006           59.67209
  30 JUL 2002         79.03131           30 AUG 2006           59.90959
  30 AUG 2002         79.36168           30 SEP 2006           60.18114
  30 SEP 2002         79.71478           30 OCT 2006           60.48094
  30 OCT 2002         80.06807           30 NOV 2006           60.76741
  30 NOV 2002         80.42157           30 DEC 2006           61.05437
  30 DEC 2002         80.77528           30 JAN 2007           56.99607
  30 JAN 2003         76.77818           30 FEB 2007           57.22714
  30 FEB 2003         77.10766           30 MAR 2007           57.46705
  30 MAR 2003         77.44869           30 APR 2007           57.75958
  30 APR 2003         77.78994           30 MAY 2007           58.05516
  30 MAY 2003         78.15476           30 JUN 2007           58.33713
  30 JUN 2003         78.50841           30 JUL 2007           54.27558
  30 JUL 2003         74.51517           30 AUG 2007           54.46990
  30 AUG 2003         74.82632           30 SEP 2007           54.74005
  30 SEP 2003         75.16138           30 OCT 2007           55.01992
  30 OCT 2003         75.49667           30 NOV 2007           55.28580
  30 NOV 2003         75.83218           30 DEC 2007           55.55220
  30 DEC 2003         76.16792           30 JAN 2008           51.47450
  30 JAN 2004         72.15371           30 FEB 2008           51.68218
  30 FEB 2004         72.46399           30 MAR 2008           51.92020
  30 MAR 2004         72.78644           30 APR 2008           52.17150
  30 APR 2004         73.10912           30 MAY 2008           52.44706
  30 MAY 2004         73.45662           30 JUN 2008           52.70833
  30 JUN 2004         73.79237           30 JUL 2008           48.62731
  30 JUL 2004         69.78229           30 AUG 2008           48.81749
  30 AUG 2004         70.07337           30 SEP 2008           49.04536
  30 SEP 2004         70.38961           30 OCT 2008           49.30450
  30 OCT 2004         70.70610           30 NOV 2008           49.54894
  30 NOV 2004         71.02284           30 DEC 2008           49.79396
  30 DEC 2004         71.33983           30 JAN 2009           45.69606
  30 JAN 2005         67.30778           30 FEB 2009           45.87938
  30 FEB 2005         67.59802           30 MAR 2009           46.09461
  30 MAR 2005         67.90107           30 APR 2009           46.32383
  30 APR 2005         68.20439           30 MAY 2009           46.57857
  30 MAY 2005         68.53381           30 JUN 2009           46.81831
  30 JUN 2005         68.85090           30 JUL 2009           42.71705
  30 JUL 2005         64.82101           30 AUG 2009           42.88209
  30 AUG 2005         65.08662           30 SEP 2009           43.08677
  30 SEP 2005         65.37871           30 OCT 2009           43.32435
  30 OCT 2005         65.69764           30 NOV 2009           43.54650
  30 NOV 2005         66.00389           30 DEC 2009           43.76927
  30 DEC 2005         66.31059           30 JAN 2010           39.64990
  30 JAN 2006         62.27094           30 FEB 2010           39.81258
  30 FEB 2006         62.52446           30 MAR 2010           40.00605
  30 MAR 2006         62.80539           30 APR 2010           40.21428

                                   SCHEDULE 4
                                       to
                                      LEASE


                       SCHEDULE OF SPECIAL CASUALTY VALUES




   30 MAY 2010         40.44946        30 JUN 2014          17.82200
   30 JUN 2010         40.66889        30 JUL 2014          13.69703
   30 JUL 2010         36.54160        30 AUG 2014          13.71950
   30 AUG 2010         36.75182        30 SEP 2014          13.84269
   30 SEP 2010         36.96306        30 OCT 2014          14.00862
   30 OCT 2010         37.21023        30 NOV 2014          14.15552
   30 NOV 2010         37.44141        30 DEC 2014          14.30390
   30 DEC 2010         37.67386        30 JAN 2015          14.45385
   30 JAN 2011         33.56106        30 FEB 2015          10.36392
   30 FEB 2011         33.78481
   30 MAR 2011         34.01011
   30 APR 2011         34.25218
   30 MAY 2011         34.52503
   30 JUN 2011         34.78171
   30 JUL 2011         30.69470
   30 AUG 2011         30.94344
   30 SEP 2011         31.19440
   30 OCT 2011         31.48591
   30 NOV 2011         31.76102
   30 DEC 2011         32.03866
   30 JAN 2012         27.97434
   30 FEB 2012         28.24479
   30 MAR 2012         28.51811
   30 APR 2012         28.81105
   30 MAY 2012         29.13901
   30 JUN 2012         29.45044
   30 JUL 2012         25.42895
   30 AUG 2012         25.66442
   30 SEP 2012         25.94466
   30 OCT 2012         26.26950
   30 NOV 2012         26.57742
   30 DEC 2012         26.88890
   30 JAN 2013         22.87848
   30 FEB 2013         23.01696
   30 MAR 2013         23.25765
   30 APR 2013         23.51922
   30 MAY 2013         23.81622
   30 JUN 2013         24.09586
   30 JUL 2013         20.05318
   30 AUG 2013         20.15899
   30 SEP 2013         20.36659
   30 OCT 2013         20.61801
   30 NOV 2013         20.85150
   30 DEC 2013         21.08759
   30 JAN 2014         17.00080
   30 FEB 2014         17.06193
   30 MAR 2014         17.22429
   30 APR 2014         17.40681
   30 MAY 2014         17.62360

                                               Basic
                      Percentage               Rent               Percentage
   Payment            of Facility             Payment            of Facility
    Date                 Cost                 Date                  Cost
    ----                 ----                 ----                  ----

  7/15/1986           104.3596781            1/15/2010           39.5550496
  1/15/1987           106.1754379            7/15/2010           36.4594370
  7/15/1987           107.7101553            1/15/2011           33.4921851
  1/15/1988           108.9657244            7/15/2011           30.6397490
  7/15/1988           110.0316834            1/15/2012           27.9339567
  1/15/1989           110.9176260            7/15/2012           25.3966003
  7/15/1989           111.6187962            1/15/2013           22.8444777
  1/15/1990           112.1184324            7/15/2013           20.0174438
  7/15/1990           112.4105882            1/15/2014           16.9632363
  1/15/1991           112.4772241            7/15/2014           13.6575533
  7/15/1991           112.3241974            1/15/2015           10.0000000
  1/15/1992           111.9493769
  7/15/1992           111.3460882
  1/15/1993           110.4964402
  7/15/1993           110.6425629
  1/15/1994           112.0236126
  7/15/1994           113.8764128
  1/15/1995           115.0525952
  7/15/1995           113.4693583
  1/15/1996           110.9431956
  7/15/1996           108.0846369
  1/15/1997           105.3119231
  7/15/1997           102.1405505
  1/15/1998           99.0973640
  7/15/1998           95.6164637
  1/15/1999           93.3505577
  7/15/1999           91.9280492
  1/15/2000           89.5520069
  7/15/2000           88.0563043
  1/15/2001           85.5631951
  7/15/2001           83.9965897
  1/15/2002           81.3810284
  7/15/2002           79.7405323
  1/15/2003           76.9969225
  7/15/2003           75.2794608
  1/15/2004           72.4019905
  7/15/2004           70.6044053
  1/15/2005           67.5870427
  7/15/2005           64.6752385
  1/15/2006           62.1307583
  7/15/2006           59.5366188
  1/15/2007           56.8664297
  7/15/2007           54.1508341
  1/15/2008           51.3558306
  7/15/2008           48.5137414
  1/15/2009           45.5888287
  7/15/2009           42.6151122

                                  EXHIBIT 28.1

                                    EXHIBIT B


When Recorded, Return to:                            Gregg R. Neilsen
                                                     Snell & Wilmer
                                                     3100 Valley Bank Center
                                                     Phoenix, Arizona 85073


         CERTAIN RIGHTS OF THE LESSOR UNDER THE FACILITY LEASE AS AMENDED BY THIS AMENDMENT NO. 1 THERETO HAVE BEEN ASSIGNED TO, AND ARE SUBJECT TO A SECURITY INTEREST IN FAVOR OF, CHEMICAL BANK, AS INDENTURE TRUSTEE UNDER A TRUST INDENTURE, MORTGAGE, SECURITY AGREEMENT AND ASSIGNMENT OF RENTS DATED AS OF DECEMBER 16, 1985, AS AMENDED. THIS AMENDMENT NO. 1 HAS BEEN EXECUTED IN SEVERAL COUNTERPARTS. SEE SECTION 3(f) OF THIS AMENDMENT NO. 1 FOR INFORMATION CONCERNING THE RIGHTS OF HOLDERS OF VARIOUS COUNTERPARTS HEREOF.

THIS COUNTERPART IS NOT THE ORIGINAL COUNTERPART.

================================================================================

                                 AMENDMENT NO. 1
                            Dated as of July 15, 1986

                                       to

                                 FACILITY LEASE
                          Dated as of December 16, 1985

                                     between

                        THE FIRST NATIONAL BANK OF BOSTON
                         not in its individual capacity,
                        but solely as Owner Trustee under
                         a Trust Agreement, dated as of
                         December 16, 1985, with Burnham
                               Leasing Corporation

                                     Lessor

                                       and

                      PUBLIC SERVICE COMPANY OF NEW MEXICO,

                                     Lessee

================================================================================

               Original Facility Lease recorded December 31, 1985, as Instrument No. 85-623268, re-recorded April 17,
               1986, as Instrument No. 86-187558 and confirmed by
                 document recorded April 25, 1986, as Instrument
              No. 86-203239, in Maricopa County, Arizona Recorder's
                                     Office.

================================================================================

                  AMENDMENT NO. 1 dated as of July 15, 1986 (Amendment No. 1), to the Facility Lease dated as of December 16, 1985, between THE FIRST NATIONAL BANK OF BOSTON, a national banking association, not in its individual capacity, but solely as Owner Trustee under a Trust Agreement, dated as of December 16, 1985, with Burnham Leasing Corporation (the Lessor), and PUBLIC SERVICE COMPANY OF NEW MEXICO, a New Mexico corporation (the Lessee).

                              W I T N E S S E T H :

                  WHEREAS, the Lessee and the Lessor have heretofore entered into a Facility Lease dated as of December 16, 1985 (the Facility Lease), providing for the lease by the Lessor to the Lessee of the Undivided Interest and the Real Property Interest;

                  WHEREAS, Section 3(e) of the Facility Lease provides for an adjustment to Basic Rent and to the schedules of Casualty Values, Special Casualty Values and Termination Values in the event, among other things, that the Fixed Rate Note is issued; and

                  WHEREAS, the Fixed Rate Notes are being issued pursuant to Supplemental Indenture No. 1, dated as of July 15, 1986, to the Indenture;

                  NOW, THEREFORE, in consideration of the premises and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                  SECTION 1.  Definitions.

                  For purposes hereof, capitalized terms used herein and not otherwise defined herein or in the recitals shall have the meanings assigned to such terms in Appendix A and Schedule 1 to the Facility Lease.

                  SECTION 2.  Amendments.

                  (a) Section 3(a)(ii) of the Facility Lease is amended to read in its entirety as follows:

         "(ii) (1) on July 15, 1986 an amount equal to 4.3683233% of the Facility Cost and (2) on January 15, 1987 and on each Basic Rent

Payment Date thereafter to and including January 15, 2015, an amount equal to 4.57322% of Facility Cost; and".

                  (b) Section 10(a) of the Facility Lease is amended to read in its entirety as follows:

         "(a) Required Insurance. The Lessee will use its best efforts to cause the Operating Agent to carry and maintain insurance required under the ANPP Participation Agreement and will make all payments required of the Lessee under the ANPP Participation Agreement in respect of such insurance. The Lessee will at all times maintain, directly or through the Operating Agent, policies of casualty and liability insurance with respect to the Undivided Interest and the Real Property Interest in such amounts and with such coverage as shall be adequate in accordance with prudent utility practice. Any policies of insurance in respect of destruction, damage, loss, theft or other casualty to the Undivided Interest, the Real Property Interest, Unit 1 or any part thereof shall name the Lessor (and, to the extent practicable, the Owner Participant) as additional insured, as its interest (or their interests) may appear, and any policies with respect to nuclear liability insurance with respect to the Undivided Interest, the Real Property Interest, Unit 1, or any part thereof, shall include all Indemnities as "insureds" or through endorsement; provided, however, that if the Operating Agent, as trustee, shall become the loss payee under any policy of insurance constituting Project Insurance, then the Lessor and the Owner Participant shall be and be made beneficiaries of the trust arrangement under which the Operating Agent acts as trustee. The Lessee shall, on or before March 1 of each year, commencing March 1, 1987, furnish to the Lessor and the Owner Participant (A) a report signed by the broker or brokers for the PVNGS insurance (or if insurance is placed directly by the Operating Agent, a certificate signed by the Operating Agent) (i) showing the insurance then maintained by the ANPP Participants with respect to PVNGS, (ii) stating that no premiums are then delinquent, and (iii) stating that the insurance maintained by the ANPP Participants with respect to PVNGS is in accordance with the terms of (1) the ANPP Participation Agreement and (2) this Section 10, (B) a report signed by the broker or brokers for the Lessee's insurance (of if insurance is placed directly by the Lessee, a certificate signed by the Lessee) showing the separate insurance, if any, then maintained by the Lessee with respect to its interest in PVNGS and stating that no premium under such insurance are delinquent; (C) a certificate signed by the Lessee stating that the insurance maintained by the ANPP Participants and by the Lessee, identified on the reports to be delivered pursuant to clauses (A) and (B), is in accordance with prudent utility practice within the nuclear industry, the ANPP
Participation Agreement and this Section 10; and (D) upon the request of the Lessor or the Owner Participant, copies (to the extent permitted by the issuers of such policies) of policies so maintained. Any report by an insurance broker with respect to clause (A)(iii)(1) may be made in reliance upon a schedule provided by the Lessee (a copy of which shall be attached) identifying the insurance (by coverage, limits, insureds and other pertinent details) required to be maintained under the ANPP Participation Agreement. Any report with respect to clause (A)(ii)(2) may be made in reliance upon a similar schedule provided by the Lessee (a copy of which shall be attached) identifying the insurance required to be maintained under this Section 10. All insurance proceeds paid in respect of damage, destruction, loss, theft or other casualty to the Undivided Interest or the Real Property Interest shall be applied as provided in Section 9(g), (h) or (i), as the case may be, subject, however, to any priority allocations of such proceeds to decontamination and debris removal set forth in the insurance policies or required under Applicable Law. In the event that either the Operating Agent or the Lessee delivers a certificate pursuant to clause (A) or (B) of the foregoing, the Owner Participant shall be entitled to receive (if it so requests and if the insurer will issue the same) a report from any insurer listed in such certificate."

                  (c) Section 16(a)(v) of the Facility Lease is hereby amended to insert the words "may, if it shall so elect in its sole discretion," in lieu of the word "shall" in the parenthetical phrase first preceding clause A of
Section 16(a)(v).

                  (d) Schedule 3 to the Facility Lease (Schedule of Casualty Values) is hereby replaced with Schedule 1 hereto.

                  (e) Schedule 4 to the Facility Lease (Schedule of Special Casualty Values) is hereby replaced with Schedule 2 hereto.

                  (f) Schedule 5 to the Facility Lease (Schedule of Termination Values) is hereby replaced with Schedule 3 hereto.

                  (g) Schedule 2 to the Facility Lease (Basic Rent Percentage) is hereby deleted in its entirety.

                  SECTION 3. Miscellaneous.

                  (a) Partial Prepayment of Rent. In accordance with the last sentence of Section 3(a) of the Facility Lease, the Lessee shall pay an amount equal to $42,191.78 on July 17, 1986, such amount (i) being equal to the interest payment due on the Initial Series Note on such date and (ii) to be credited against Basic Rent due on January 15, 1987.

                  (b) Effective Date of Amendments. The amend- ments set forth in Section 2 hereof shall be and become effective upon the execution hereof by the parties hereto.

                  (c) Counterpart Execution. This Amendment No. 1 may be executed in any number of counterparts and by each of the parties hereto on separate counterparts; all such counterparts shall together constitute but one and the same instrument.

                  (d) Governing Law. This Amendment No. 1 has been negotiated and delivered in the State of New York and shall be governed by, and be construed in accordance with, the laws of the State of New York, except to the extent that pursuant to the law of the State of Arizona such law is mandatorily applicable hereto.

                  (e) Disclosure. Pursuant to Arizona Revised Statutes Section 33-401, the beneficiary of the Trust Agreement is Burnham Leasing Corporation, a Delaware corporation. The address of the beneficiary is 60 Broad Street, New York, New York 10004, Attention: Chief Financial Officer. A copy of the Trust Agreement is available for inspection at the offices of the Owner Trustee at 100 Federal Street, Boston, Massachusetts 02110, Attention of Corporate Trust Division.

                  (f) Amendment No. 1. The single executed orig- inal of this Amendment No. 1 marked "THIS COUNTERPART IS THE ORIGINAL COUNTERPART" and containing the receipt of the Indenture Trustee thereon shall be the "Original" of this Amendment No. 1. To the extent that this Amendment No. 1 constitutes chattel paper, as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction, no security interest in this Amendment No. 1 may be created or continued through the transfer or possession of any counterpart other than the "Original".

                  IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment No. 1 to Facility Lease to be duly executed in New York, New York by an officer thereunto duly authorized.

                                    THE FIRST  NATIONAL  BANK OF BOSTON,  not in
                                        its individual capacity, but solely as Owner Trustee under a Trust Agreement, dated as of December 16, 1985, with Burnham Leasing Corporation

                                    By:      _______________________________
                                                     Authorized Officer



                                    PUBLIC SERVICE COMPANY OF NEW
                                        MEXICO,



                                    By:     _______________________________
                                            Vice President and Corporate
                                                     Controller

State of New York                   )
                                    )   ss.
County of New York                  )



                  The foregoing instrument was acknowledged before me this 16th day of July, by B. D. LACKEY, the Vice President and Corporate Controller of PUBLIC SERVICE COMPANY OF NEW MEXICO, a New Mexico corporation, on behalf of the corporation.



                                  -------------------------------
                                  Notary Public



State of New York                   )
                                    ) ss.
County of New York                  )



                  The foregoing instrument was acknowledged before me this 16th day of July, by _____________________, an Authorized Officer of THE FIRST NATIONAL BANK OF BOSTON, a national banking association, on behalf of the banking association as trustee under that certain Trust Agreement dated as of December 16, 1985 with Burnham Leasing Corporation.



                                  -------------------------------
                                  Notary Public

                                    SCHEDULE
                                       to
                                 AMENDMENT NO. 1




      Basic                                     Basic
      Rent              Percentage               Rent             Percentage
     Payment           of Facility             Payment            of Facility
      Date                Cost                   Date                Cost
      ----                ----                   ----                ----

    7/15/1986          106.6269350            7/15/2005           72.4819062
    1/15/1987          108.4620154            1/15/2006           70.1272653
    7/15/1987          110.0191648            7/15/2006           67.7223143
    1/15/1988          111.3308106            1/15/2007           65.2424137
    7/15/1988          112.4699820            7/15/2007           62.7159973
    1/15/1989          113.4394230            1/15/2008           60.1110508
    7/15/1989          114.2371946            7/15/2008           57.4576292
    1/15/1990          114.8476467            1/15/2009           54.7218716
    7/15/1990          115.2657844            7/15/2009           51.9355999
    1/15/1991          115.4747706            1/15/2010           49.0630858
    7/15/1991          115.4811581            7/15/2010           46.1380045
    1/15/1992          115.2837367            1/15/2011           43.1255891
    7/15/1992          114.8727613            7/15/2011           40.2351879
    1/15/1993          114.2315094            1/15/2012           37.4545358
    7/15/1993          113.3518165            7/15/2012           34.8021269
    1/15/1994          114.2544464            1/15/2013           32.3125759
    7/15/1994          116.2447321            7/15/2013           29.6407060
    1/15/1995          117.5625418            1/15/2014           26.7123360
    7/15/1995          116.1352724            7/15/2014           23.5329689
    1/15/1996          113.7700741            1/15/2015           20.00000000
    7/15/1996          111.0905234
    1/15/1997          108.5017094
    7/15/1997          105.5182863
    1/15/1998          102.6512304
    7/15/1998          100.7617481
    1/15/1999           98.6890884
    7/15/1999           97.4270097
    1/15/2000           95.2439805
    7/15/2000           93.9169144
    1/15/2001           91.6175245
    7/15/2001           90.2230831
    1/15/2002           87.8022117
    7/15/2002           86.3380175
    1/15/2003           83.7888657
    7/15/2003           82.2508222
    1/15/2004           79.5667924
    7/15/2004           77.9527950
    1/15/2005           75.1293462

                                   SCHEDULE 2
                                       to
                                 AMENDMENT NO. 1




  Basic                                        Basic
   Rent               Percentage                Rent               Percentage
 Payment             of Facility              Payment              of Facility
   Date                  Cost                   Date                  Cost
   ----                  ----                   ----                  ----

  12/30/1985           103.0588289             5/30/1989           116.4477567
   1/30/1986           103.7923344             6/30/1989           117.3018730
   2/30/1986           104.8971263             7/30/1989           113.6020990
   3/30/1986           105.9917542             8/30/1989           114.4759270
   4/30/1986           107.0426922             9/30/1989           115.3137944
   5/30/1986           108.1278120            10/30/1989           116.1738092
   6/30/1086           109.1610390            11/30/1989           117.0367257
   7/30/1986           106.4046445            12/30/1989           117.8635975
   8/30/1086           107.4943009             1/30/1990           114.1360496
   9/30/1986           108.5322101             2/30/1990           114.9817059
  10/30/1986           109.6035084
  11/30/1986           110.6800137
  12/30/1986           111.7037517
   1/30/1987           108.1973982
   2/30/1987           109.2430627
   3/30/1987           110.2680052
   4/30/1987           111.2613874
   5/30/1987           112.2835284
   6/30/1987           113.2612975
   7/30/1987           109.6713452
   8/30/1987           110.6691026
   9/30/1987           111.6223008
  10/30/1987           112,6037248
  11/30/1987           113.5892757
  12/30/1987           114.5301317
   1/30/1988           110.9230965
   2/30/1988           111.8909093
   3/30/1988           112.8409945
   4/30/1988           113.7658191
   5/30/1988           114.7141103
   6/30/1988           115.6262660
   7/30/1988           111.9856774
   8/30/1988           112.9194747
   9/30/1988           113.8172844
  10/30/1988           114.7381525
  11/30/1988           115.6625315
  12/30/1988           116.5508531
   1/30/1989           112.8859043
   2/30/1989           113.7950233
   3/30/1989           114.6898951
   4/30/1989           115.5575279

                   PUBLIC SERVICE COMPANY OF NEW MEXICO UNIT 1



  Basic                    Basic                        Basic
   Rent     Percentage      Rent     Percentage         Rent       Percentage
 Payment   of Facility    Payment     Facility         Payment     of Facility
   Date        Cost         Date         Cost           Date          Cost
   ----        ----         ----         ----           ----          ----

12/30/2002  84.1549965   3/30/2007    60.8010191      6/30/2011     37.2438571
1/30/2002   80.2852074   4/30/2007    61.1255136      7/30/2011     32.9061843
2/30/2003   80.6651963   5/30/2007    61.4365804      8/30/2011     33.1276222
3/30/2003   80.7182764   6/30/2007    61.7764532      9/30/2011     33.3880555
4/30/2003   81.1219511   7/30/2007    57.4524084      10/30/2011    33.6315938
5/30/2003   81.5148273   8/30/2007    57.7307275      11/30/2011    33.8768170
6/30/2003   81.9306252   9/30/2007    58.0382460      12/30/2011    34.1616107
7/30/2002   78.5870581   10/30/2007   58.3319272      1/30/2012     29.8377510
8/30/2003   78.9602796   11/30/2007   58.6260648      2/30/2012     30.0727675
9/30/2003   78.4586946   12/30/2007   58.9497026      3/30/2012     30.3261358
10/30/2003  78.8331087   1/30/2008    54.6183102      4/30/2012     30.6131522
11/30/2003  79.2077209   2/30/2008    54.8827187      5/30/2012     30.8829984
12/30/2003  79.6055938   3/30/2008    55.1601300      6/30/2012     31.1950184
1/30/2004   75.7324981   4/30/2008    55.4614318      7/30/2012     26.8972285
2/30/2004   76.0917968   5/30/2008    55.7485590      8/30/2012     27.1582177
3/30/2004   76.1066169   6/30/2008    56.0661201      9/30/2012     27.4635357
4/30/2004   76.4909708   7/30/2008    51.7146639      10/30/2012    27.7513591
5/30/2004   76.8639177   8/30/2008    51.9672357      11/30/2012    28.0422598
6/30/2004   77.2610948   9/30/2008    52.2506558      12/30/2012    28.3781693
7/30/2004   73.9447211   10/30/2008   52.5194695      1/30/2013     23.9710573
8/30/2004   74.2969169   11/30/2008   52.7887736      2/30/2013     24.2071394
9/30/2004   73.7250314   12/30/2008   53.0892439      3/30/2013     24.4638829
10/30/2004  74.0785035   1/30/2009    48.7301015      4/30/2013     24.7568327
11/30/2004  74.4321905   2/30/2009    48.9680452      5/30/2013     25.0318253
12/30/2004  74.8104651   3/30/2009    49.2197313      6/30/2013     25.3523356
1/30/2005   70.9362855   4/30/2009    49.4966581      7/30/2013     20.8753173
2/30/2005   71.2738234   5/30/2009    49.7586230      8/30/2013     21.0756993
3/30/2005   71.2459504   6/30/2009    50.0527397      9/30/2013     21.3207056
4/30/2005   71.6099603   7/30/2009    45.6724792      10/30/2013    21.5471233
5/30/2005   71.9619216   8/30/2009    45.8979902      11/30/2013    21.7759750
6/30/2005   72.3394936   9/30/2009    46.1560906      12/30/2013    22.0497917
7/30/2005   68.0730056   10/30/2009   46.3987735      1/30/2014     17.5254847
8/30/2005   68.3991238   11/30/2009   46.6419836      2/30/2014     17.6779874
9/30/2005   68.7513806   12/30/2009   46.9181187      3/30/2014     17.8508931
10/30/2005  69.0912309   1/30/2010    42.5298259      4/30/2014     18.0586319
11/30/2005  69.4314766   2/30/2010    42.7399638      5/30/2014     18.2473113
12/30/2005  69.7981485   3/30/2010    42.9646252      6/30/2014     18.4804514
1/30/2006   65.5182775   4/30/2010    43.2159533      7/30/2014     13.9149576
2/30/2006   65.8318202   5/30/2010    43.4514896      8/30/2014     14.0257567
3/30/2006   66.1569719   6/30/2010    43.7209919      9/30/2014     14.1800593
4/30/2006   66.5035386   7/30/2010    39.3115246      10/30/2014    14.3146384
5/30/2006   66.8373860   8/30/2010    39.5089879      11/30/2014    14.4505026
6/30/2006   67.1984976   9/30/2010    39.7408968      1/15/2015     10.00000000
7/30/2006   62.9005129   10/30/2010   39.9565359
8/30/2006   63.2033238   11/30/2010   40.1727495
9/30/2006   63.5337717   12/30/2010   40.4237658
10/30/2006  63.8511120   1/30/2011    36.0685335
11/30/2006  64.1688770   2/30/2011    36.2725758
12/30/2006  64.5145639   3/30/2011    36.4924178
1/30/2007   60.2095553   4/30/2011    36.7415607
2/30/2007   60.4991358   5/30/2011    36.9741664

                   PUBLIC SERVICE COMPANY OF NEW MEXICO UNIT 1




    Basic                      Basic                       Basic
    Rent       Percentage      Rent        Percentage      Rent      Percentage
   Payment     of Facility    Payment     of Facility     Payment    of Facility
    Date          Cost         Date           Cost         Date         Cost
    ----          ----         ----           ----         ----         ----

  3/30/1990    115.8127529   6/30/1994    118.7185007    9/30/1998   98.7191253
  4/30/1990    116.6164370   7/30/1994    114.7053342   10/30/1998   99.1836346
  5/30/1990    117.4417493   8/30/1994    115.2593247   11/30/1998   99.6482756
  6/30/1990    118.2309505   9/30/1994    117.0587606   12/30/1998   100.1305252
  7/30/1990    114.4650598  10/30/1994    117.6129279    1/30/1999   96.2683714
  8/30/1990    115.2718567  11/30/1994    118.1671845    2/30/1999   96.7212981
  9/30/1990    116.0426987  12/30/1994    119.9634413    3/30/1999   96.9133184
 10/30/1990    116.8346756   1/30/1995    115.9405816    4/30/1999   97.3851756
 11/30/1990    117.6288686   2/30/1995    116.4850345    5/30/1999   97.8483679
 12/30/1990    118.3870062   3/30/1995    117.5872129    6/30/1999   98.3299062
  1/30/1991    114.5894174   4/30/1995    117.7524901    7/30/1999   94.8909132
  2/30/1991    115.3640914   5/30/1995    118.2972203    8/30/1999   95.3382772
  3/30/1991    116.1237373   6/30/1995    118.4608819    9/30/1999   95.0840806
  4/30/1991    116.8602001   7/30/1995    114.4272433   10/30/1999   95.5323608
  5/30/1991    117.6150972   8/30/1995    114.9617173   11/30/1999   95.9807840
  6/30/1991    118.3382255   9/30/1995    114.9557537   12/30/1999   96.4478272
  7/30/1991    114.5027974  10/30/1995    115.4904197    1/30/2000   92.5846993
  8/30/1991    115.2391186  11/30/1995    116.0251828    2/30/2000   93.0207655
  9/30/1991    115.9438590  12/30/1995    116.0157395    3/30/2000   93.1798883
 10/30/1991    116.6665461   1/30/1996    111.9723237    4/30/2000   93.6359865
 11/30/1991    117.3907609   2/30/1996    112.4963634    5/30/2000   94.0829283
 12/30/1991    118.0833047   3/30/1996    112.8154630    6/30/2000   94.5492687
  1/30/1992    114.2162646   4/30/1996    112.7730131    7/30/2000   91.1324130
  2/30/1992    114.9202294   5/30/1996    113.2973541    8/30/2000   91.5626405
  3/30/1992    115.6107262   6/30/1996    113.2531361    9/30/2000   91.2511704
  4/30/1992    116.2770454   7/30/1996    109.1992437   10/30/2000   91.6823733
  5/30/1992    116.9607136   8/30/1996    109.7123720   11/30/2000   92.1137312
  6/30/1992    117.6127239   9/30/1996    109.6335828   12/30/2000   92.5647764
  7/30/1992    113.7043410  10/30/1996    110.1469197    1/30/2001   88.6994113
  8/30/1992    114.3663954  11/30/1996    110.6603621    2/30/2001   89.1177331
  9/30/1992    114.9970243  12/30/1996    110.5777674    3/30/2001   89.2434354
 10/30/1992    115.6444469   1/30/1997    106.5121035    4/30/2001   89.6829422
 11/30/1992    116.2926665   2/30/1997    107.0122704    5/30/2001   90.1127742
 12/30/1992    116.9093610   3/30/1997    107.2543773    6/30/2001   90.5631159
  1/30/1993    112.9649228   4/30/1997    107.1309959    7/30/2001   87.1690624
  2/30/1993    113.5903921   5/30/1997    107.6314901    8/30/2001   87.5812494
  3/30/1993    114.2020066   6/30/1997    107.5058970    9/30/2001   87.2100140
  4/30/1993    114.7894113   7/30/1997    103.4261335   10/30/2001   87.6232475
  5/30/1993    115.3929380   8/30/1997    103.9126619   11/30/2001   88.0366492
  6/30/1993    115.9649496   9/30/1997    103.7441158   12/30/2001   88.4708653
  7/30/1993    111.9749265  10/30/1997    104.2308709    1/30/2002   84.6032660
  8/30/1993    112.5541938  11/30/1997    104.7177404    2/30/2002   85.0029110
  9/30/1993    113.7975464  12/30/1997    104.5444217    3/30/2002   85.0933045
 10/30/1993    114.3695393   1/30/1998    100.4521334    4/30/2002   85.5153514
 11/30/1993    114.9416143   2/30/1998    100.9243217    5/30/2002   85.9271766
 12/30/1993    116.7990391   3/30/1998    101.1115772    6/30/2002   86.3606848
  1/30/1994    112.7942485   4/30/1998    100.9416046    7/30/2002   82.9915632
  2/30/1994    113.3573574   5/30/1998    101.4147395    8/30/2002   83.3847667
  3/30/1994    114.4969708   6/30/1998    101.9049255    9/30/2002   82.9496808
  4/30/1994    116.3267919   7/30/1998     98.4546107   10/30/2002   83.3439963
  5/30/1994    116.8901562   8/30/1998     98.9182646   11/30/2002   83.7384943

                                   SCHEDULE 3
                                       to
                                 AMENDMENT NO. 1


                         SCHEDULE OF TERMINATION VALUES



Basic                                  Basic
Rent              Percentage            Rent              Percentage
Payment          of Facility          Payment             of Facility
Date                 Cost               Date                 Cost
----                 ----               ----                 ----

7/15/1986        105.6802338         7/15/2005            67.9242911
1/15/1987        107.4753404         1/15/2006            65.3772083
7/15/1987        108.9908282         7/15/2006            62.7716897
1/15/1988        110.2590532         1/15/2007            60.0827526
7/15/1988        111.3529705         7/15/2007            57.3384734
1/15/1989        112.2752465         1/15/2008            54.5064650
7/15/1989        113.0238617         7/15/2008            51.6163938
1/15/1990        113.5830816         1/15/2009            48.6339944
7/15/1990        113.9478241         7/15/2009            45.5906667
1/15/1991        114.1011603         1/15/2010            42.4502425
7/15/1991        114.0495482         7/15/2010            39.2459388
1/15/1992        113.7916781         1/15/2011            35.9425111
7/15/1992        113.3177017         7/15/2011            32.7488097
1/15/1993        112.6107885         1/15/2012            29.6520508
7/15/1993        111.6626619         7/15/2012            26.6701878
1/15/1994        112.4939685         1/15/2013            23.8372717
7/15/1994        114.4099193         7/15/2013            20.8075384
1/15/1995        115.6502554         1/15/2014            17.5061945
7/15/1995        114.1422412         7/15/2014            13.9381049
1/15/1996        111.6928886         1/15/2015           10.00000000
7/15/1996        108.9256303
1/15/1997        106.2454052
7/15/1997        103.1667114
7/15/1998        100.2003619
1/15/1998         98.2073936
7/15/1999         96.0268782
1/15/1999         94.6523896
7/15/2000         92.3522041
1/15/2000         90.9030350
7/15/2001         88.4763863
1/15/2001         86.9493125
7/15/2002         84.3902087
1/15/2002         82.7819452
7/15/2003         80.0826409
1/15/2003         78.3881048
7/15/2004         75.5409746
1/15/2004         73.7569900
7/15/2005         70.7563765

                                  EXHIBIT 28.1

When Recorded, Return to:                            Gregg R. Neilsen
                                                     Snell & Wilmer
                                                     3100 Valley Bank Center
                                                     Phoenix, Arizona 85073


         CERTAIN RIGHTS OF THE LESSOR UNDER THE FACILITY LEASE AS HERETOFORE AMENDED AND AS AMENDED BY THIS AMENDMENT NO. 2 THERETO HAVE BEEN ASSIGNED TO, AND ARE SUBJECT TO A SECURITY INTEREST IN FAVOR OF, CHEMICAL BANK, AS INDENTURE TRUSTEE UNDER A TRUST INDENTURE, MORTGAGE, SECURITY AGREEMENT AND ASSIGNMENT OF RENTS DATED AS OF DECEMBER 16, 1985, AS AMENDED. THIS AMENDMENT NO. 2 HAS BEEN EXECUTED IN SEVERAL COUNTERPARTS. SEE SECTION 3(e) OF THIS AMENDMENT NO. 2 FOR INFORMATION CONCERNING THE RIGHTS OF HOLDERS OF VARIOUS COUNTERPARTS HEREOF AND OF THE FACILITY LEASE.

THIS COUNTERPART IS NOT THE ORIGINAL COUNTERPART.

================================================================================

                                 AMENDMENT NO. 2
                          Dated as of November 18, 1986

                                       to

                                 FACILITY LEASE
                    Dated as of December 16, 1985, as amended

                                     between

                        THE FIRST NATIONAL BANK OF BOSTON
                         not in its individual capacity,
                        but solely as Owner Trustee under
                         a Trust Agreement, dated as of
                         December 16, 1985, with Burnham
                               Leasing Corporation

                                     Lessor

                                       and

                      PUBLIC SERVICE COMPANY OF NEW MEXICO,

                                     Lessee

================================================================================

               Original Facility Lease recorded December 31, 1985,
               as Instrument No. 85-623268, re-recorded April 17,
              1986, as Instrument No. 86-187558 confirmed by docu-
                 ment recorded April 25, 1986, as Instrument No.
                86-203239, and amended by Amendment No. 1 thereto
              recorded July 17, 1986, as Instrument No. 86-367462,
                 in Maricopa County, Arizona Recorder's Office.

================================================================================


6091.BURNHAMU1.DEBT.71:1

                  AMENDMENT NO. 2 dated as of November 18, 1986  (Amendment  No.
2), to the Facility Lease dated as of December 16, 1985, as heretofore amended between THE FIRST NATIONAL BANK OF BOSTON, a national banking association, not in its individual capacity, but solely as Owner Trustee under a Trust Agreement, dated as of December 16, 1985, with Burnham Leasing Corporation (the Lessor), and PUBLIC SERVICE COMPANY OF NEW MEXICO, a New Mexico corporation (the Lessee).

                              W I T N E S S E T H :

                  WHEREAS, the Lessee and the Lessor have heretofore entered into a Facility Lease dated as of December 16, 1985 as heretofore amended (the Facility Lease), providing for the lease by the Lessor to the Lessee of the Undivided Interest and the Real Property Interest;

                  WHEREAS, Section 3(e) of the Facility Lease provides for an adjustment to Basic Rent and to the schedules of Casualty Values, Special Casualty Values and Termination Values in the event, among other things, that a Releveraging Note is issued; and

                  WHEREAS, a Releveraging Note is being issued pursuant to Supplemental Indenture No. 2 dated as of November 18, 1986, to the Indenture;

                  WHEREAS, Section 3(d) of the Facility Lease provides for an adjustment to Basic Rent and to the schedules of Casualty Values, Special Casualty Values and Termination Values in the event of a Change in Tax Law;

                  WHEREAS, a Change in Tax Law has occurred; and

                  WHEREAS, pursuant to Amendment No. 2 to the Participation Agreement and the Indenture, the Trustee has consented to this Amendment No. 2;

                  NOW, THEREFORE, in consideration of the premises and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:



6091.BURNHAMU1.DEBT.71:1
                                      - 1 -

                  SECTION 1.  Definitions.

                  For purposes hereof, capitalized terms used herein and not otherwise defined herein or in the recitals shall have the meanings assigned to such terms in Appendix A to the Facility Lease.

                  SECTION 2.  Amendments.

                  (a) Section 3(a)(ii) of the Facility Lease is amended to read in its entirety as follows:

                  "(ii) (1) on July 15, 1986 an amount equal to 4.3683233% of Facility Cost and (2) on January 15, 1987 and on each Basic Rent Payment Date thereafter to and including January 15, 2015, an amount equal to 4.70354% of Facility Cost; and".

                  (b) Section 3(e)(iii) of the Facility Lease is hereby amended to replace "1.1% of the Purchase Price" with "1.7% of the Purchase Price".

                  (c) Section  3(e)(iv) of the Facility  Lease is hereby amended
(x) to insert "(except for a change in items 4, 5, 8 (as to the basis for amortization of Transaction Expenses) 15, 16 and 18 that arises from a change in tax law; provided, however, that this exception will not limit the effect of
Section 3(d) hereof)" immediately following the word "change" and (y) to insert the phrase "Current Pricing Assumptions" in lieu of the phrase "pricing assumptions set forth in Schedule 2 to the Participation Agreement".

                  (d) Section 3(e) of the Facility Lease is hereby amended to insert at the end thereof the following new sentence: "Current Pricing Assumptions shall mean the assumptions attached to the letter from the Lessee to the Owner Participant dated November 25, 1986, as such letter may be replaced from time to time with the consent of the Owner Participant."

                  (e) Schedule 1 to Amendment No. 1 to the Facility Lease (Schedule of Casualty Values), is hereby replaced with Schedule 1 hereto.

                  (f)  Schedule  2 to  Amendment  No.  1 to the  Facility  Lease
(Schedule of Special Casualty Values), is hereby replaced with Schedule 2 hereto.



6091.BURNHAMU1.DEBT.71:1
                                      - 2 -

                  (g) Schedule 3 to Amendment No. 1 to the Facility Lease (Schedule of Termination Values), is hereby replaced with Schedule 3 hereto.

                  SECTION 3. Miscellaneous.

                  (a) Effective Date of Amendments. The amend- ments set forth in Section 2 hereof shall be and become effective upon the execution hereof by the parties hereto.

                  (b) Counterpart Execution. This Amendment No. 2 may be executed in any number of counterparts and by each of the parties hereto on separate counterparts; all such counterparts shall together constitute but one and the same instrument.

                  (c) Governing Law. This Amendment No. 2 has been negotiated and delivered in the State of New York and shall be governed by, and be construed in accordance with, the laws of the State of New York, except to the extent that pursuant to the law of the State of Arizona such law is mandatorily applicable hereto.

                  (d) Disclosure. Pursuant to Arizona Revised Statutes Section 33-401, the beneficiary of the Trust Agreement is Burnham Leasing Corporation, a New York corporation. The address of the beneficiary is 60 Broad Street, New York, New York 10004, Attention: Assistant Treasurer. A copy of the Trust Agreement is available for inspection at the offices of the Owner Trustee at 100 Federal Street, Boston, Massachusetts 02110, Attention of Corporate Trust Division.

                  (e) Amendment No. 2. The single executed orig- inal of this Amendment No. 2 marked "THIS COUNTERPART IS THE ORIGINAL COUNTERPART" and containing the receipt of the Indenture Trustee thereon shall be the "Original" of this Amendment No. 2. To the extent that the Facility Lease constitutes chattel paper, as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction, no security interest in the Facility Lease as amended by this Amendment No. 2 may be created or continued through the transfer or possession of any counterpart of this Amendment No. 2 other than the "Original".

                  (f) The Facility Lease. The Facility Lease, as amended, is a lease of the property described in and conveyed to the Lessor by (i) the Deed

6091.BURNHAMU1.DEBT.71:1
                                      - 3 -
and Bill of Sale recorded December 31, 1985 as Instrument No. 85-623265, (ii) the Deed recorded December 31, 1985 as Instrument No. 85-623266, and (iii) the Deed an Assignment of Beneficial Interest dated December 31, 1985 with respect to Title USA Company of Arizona Trust No. 530 (as reflected in Affidavit of Trustee recorded December 31, 1985 as Instrument No. 85-623286), all in the records of Maricopa County Recorder's Office, the legal descriptions of such property being incorporated herein by this reference, which property is the Undivided Interest and the Real Property Interest subject to the Facility Lease.


6091.BURNHAMU1.DEBT.71:1
                                      - 4 -

                  IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment No. 2 to Facility Lease to be duly executed in New York, New York by an officer thereunto duly authorized.

                                    THE FIRST  NATIONAL  BANK OF BOSTON,  not in
                                        its individual capacity, but solely as Owner Trustee under a Trust Agreement, dated as of December 16, 1985, with Burnham Leasing Corporation

                                    By:     /S/
                                          Authorized Officer



                                    PUBLIC SERVICE COMPANY OF NEW
                                        MEXICO,



                                    By:     _______________________________
                                                         B.D. Lackey
                                                     Vice President and
                                                     Corporate Controller


6091.BURNHAMU1.DEBT.71:1
                                      - 5 -

State of New York                   )
                                    )   ss.
County of New York                  )



                  The foregoing instrument was acknowledged before me this 24th day of November, 1986, by B.D. LACKEY, the Vice President and Corporate Controller of PUBLIC SERVICE COMPANY OF NEW MEXICO, a New Mexico corporation, on behalf of the corporation.



                                            /S/ Delia T. Santiago
                                               Notary Public



State of New York                   )
                                    ) ss.
County of New York                  )



                  The foregoing instrument was acknowledged before me this 16th day of November, 1986 by Martin P. Henry, an Assistant Vice President of THE FIRST NATIONAL BANK OF BOSTON, a national banking association, on behalf of the banking association as trustee under that certain Trust Agreement dated as of December 16, 1985 with Burnham Leasing Corporation.



                                            /S/ David A. Spivak
                                                Notary Public


6091.BURNHAMU1.DEBT.71:1

                                   SCHEDULE 1
                                       to
                                 AMENDMENT NO. 2





     Basic                                      Basic
     Rent              Percentage                Rent            Percentage
    Payment           of Facility              Payment           of Facility
     Date                 Cost                   Date               Cost
     ----                 ----                   ----               ----

   7/15/1986            106.4518467            1/15/2005          72.3307960
   1/15/1987            105.4650524            7/15/2005          70.4213019
   7/15/1987            106.5112367            1/15/2006          68.4489361
   1/15/1988            104.0277290            7/15/2006          66.4145594
   7/15/1988            104.6099981            1/15/2007          64.2963730
   1/15/1989            105.0871009            7/15/2007          62.1154375
   7/15/1989            105.4593212            1/15/2008          59.8430745
   1/15/1990            105.7172712            7/15/2008          57.5008480
   7/15/1990            105.8582489            1/15/2009          55.0587786
   1/15/1991            105.8721938            7/15/2009          52.5391836
   7/15/1991            105.7636214            1/15/2010          49.9100924
   1/15/1992            105.5322749            7/15/2010          47.1947679
   7/15/1992            105.1710850            1/15/2011          44.3613272
   1/15/1993            104.6701325            7/15/2011          41.3668272
   7/15/1993            104.0248972            1/15/2012          38.7931788
   1/15/1994            103.2247011            7/15/2012          36.0501745
   7/15/1994            102.2640136            1/15/2013          33.4464656
   1/15/1995            101.2202252            7/15/2013          27.2579072
   7/15/1995             99.9075530            1/15/2014          23.7924770
   1/15/1996             96.6558769            7/15/2014          20.6510073
   7/15/1996             97.4026782            1/15/2015
   1/15/1997             96.1548205
   7/15/1997             94.9069467
   1/15/1998             93.6659207
   7/15/1998             92.4358234
   1/15/1999             91.1586840
   7/15/1999             89.8656106
   1/15/2000             88.4993884
   7/15/2000             87.1233160
   1/15/2001             85.6689341
   7/15/2001             84.2031059
   1/15/2002             82.6533673
   7/15/2002             81.0902492
   1/15/2003             79.4370651
   7/15/2003             77.7682653
   1/15/2004             76.0026833
   7/15/2004             74.2188324


6091.BURNHAMU1.DEBT.11:2

                                   SCHEDULE 2
                                       to
                                 AMENDMENT NO. 2




     Basic                                      Basic
      Rent               Percentage              Rent            Percentage
    Payment             of Facility            Payment           of Facility
      Date                  Cost                 Date               Cost
      ----                  ----                 ----               ----

   12/30/1985           102.7542310           11/30/1988         107.3861219
   1/30/1986            103.4952377           12/30/1988         108.2252291
   2/30/1986            104.6078078           1/30/1989          104.3721936
   3/30/1986            105.7108970           2/30/1989          105.2227569
   4/30/1986            106.7688424           3/30/1989          106.0648901
   5/30/1986            107.8619358           4/30/1989          106.8905469
   6/30/1086            108.9018907           5/30/1989          107.7306007
   7/30/1986            106.1524169           6/30/1989          108.5486893
   8/30/1086            107.2495920           7/30/1989          104.6742270
   9/30/1986            108.2948285           8/30/1989          105.5030562
   10/30/1986           109.3738757           9/30/1989          106.3100259
   11/30/1986           110.3486578           10/30/1989         107.1311334
   12/30/1986           111.3422972           11/30/1989         107.9544649
   1/30/1987            105.0370031           12/30/1989         108.7558981
   2/30/1987            106.0146695           1/30/1990          104.8644349
   3/30/1987            106.9727922           2/30/1990          105.6759956
   4/30/1987            107.9070757           3/30/1990          106.4789497
   5/30/1987            108.8643302           4/30/1990          107.2653992
   6/30/1987            109.7860350           5/30/1990          108.0656946
   7/30/1987            106.0034229           6/30/1990          108.8440754
   8/30/1987            106.9411928           7/30/1990          104.9291197
   9/30/1987            107.8412366           8/30/1990          105.7168476
   10/30/1987           108.7637925           9/30/1990          106.4827708
   11/30/1987           109.6895801           10/30/1990         107.2622556
   12/30/1987           110.5795269           11/30/1990         108.0435915
   1/30/1988            103.4415899           12/30/1990         108.8030753
   2/30/1988            104.3295725           1/30/1991          104.8688029
   3/30/1988            105.2045795           2/30/1991          105.6369351
   4/30/1988            106.0654587           3/30/1991          106.3962554
   5/30/1988            106.9412314           4/30/1991          107.1417191
   6/30/1988            107.7949807           5/30/1991          107.8991040
   7/30/1988            103.9569412           6/30/1991          108.6373247
   8/30/1988            104.8227101           7/30/1991          104.6800108
   9/30/1988            105.6665574           8/30/1991          105.4247639
   10/30/1988           106.5250618


6091.BURNHAMU1.DEBT.11:2
                                                          Page 1 of 5

                                   SCHEDULE 2
                                       to
                                 AMENDMENT NO. 2


                       SCHEDULE OF SPECIAL CASUALTY VALUES



          Basic                                 Basic
           Rent            Percentage           Rent             Percentage
         Payment           of Facility         Payment           of Facility
           Date               Cost              Date                Cost
           ----               ----              ----                ----

        9/30/1991        106.1504846         11/30/1994          102.9714486
        10/30/1991       106.8878496         12/30/1994          103.6158088
        11/30/1991       107.6266990          1/30/1995           99.4920797
        12/30/1991       108.3464775          2/30/1995          100.0576103
        1/30/1992        104.3699150          3/30/1995          100.9598708
        2/30/1992        105.0948215          4/30/1995          101.2948499
        3/30/1992        105.8119470          5/30/1995          101.8606539
        4/30/1992        106.5146636          6/30/1995          102.2347013
        5/30/1992        107.2286934          7/30/1995           98.0918042
        6/30/1992        107.9236935          8/30/1995           98.6477409
        7/30/1992        103.9218114          9/30/1995           99.2119925
        8/30/1992        104.6210185         10/30/1995           99.7723369
        9/30/1992        105.3013575         11/30/1995          100.3328385
        10/30/1992       105.9926942         12/30/1995          100.9017657
        11/30/1992       106.6851316          1/30/1996           96.7571646
        12/30/1992       107.3386585          2/30/1996           97.3112887
        1/30/1993        103.3348127          3/30/1996           97.8687424
        2/30/1993        104.0116958          4/30/1996           98.4335007
        3/30/1993        104.6806310          5/30/1996           98.9942961
        4/30/1993        105.3352104          6/30/1996           99.5640259
        5/30/1993        106.0004160          7/30/1996           95.4199158
        6/30/1993        106.6467554          8/30/1996           95.9744426
        7/30/1993        102.5951179          9/30/1996           96.5383215
        8/30/1993        103.2438009         10/30/1996           97.0981759
        9/30/1993        103.8737902         11/30/1996           97.6584525
        10/30/1993       104.5140593         12/30/1996           98.2282138
        11/30/1993       105.1550022          1/30/1997           94.0829564
        12/30/1993       105.7771970          2/30/1997           94.6355097
        1/30/1994        101.7008528          3/30/1997           95.1924846
        2/30/1994        102.3244396          4/30/1997           95.7575271
        3/30/1994        102.9398914          5/30/1997           96.3184853
        4/30/1994        103.5410327          6/30/1997           96.8895581
        5/30/1994        104.1520389          7/30/1997           92.7452084
        6/30/1994        104.7443471          8/30/1997           93.2985153
        7/30/1994        100.6374641          9/30/1997           93.8624570
        8/30/1994        101.2300504         10/30/1997           94.4222385
        9/30/1994        101.8041551         11/30/1997           94.9827830
        10/30/1994       102.3876948         12/30/1997           95.5541283


6091.BURNHAMU1.DEBT.11:2
                                                          Page 2 of 5

                                   SCHEDULE 2
                                       to
                                 AMENDMENT NO. 2



          Basic                                     Basic
           Rent              Percentage             Rent          Percentage
         Payment             of Facility           Payment        of Facility
           Date                 Cost                Date             Cost
           ----                 ----                ----             ----

        1/30/1998            91.4095520           2/30/2001       83.1945370
        2/30/1998            91.9624841           3/30/2001       83.7100504
        3/30/1998            92.5206088           4/30/2001       84.2365386
        4/30/1998            93.0879868           5/30/2001       84.7579923
        5/30/1998            93.6511613           6/30/2001       85.2931965
        6/30/1998            94.2258566           7/30/2001       81.0638904
        7/30/1998            90.0587394           8/30/2001       81.5615927
        8/30/1998            90.6061628           9/30/2001       82.0730587
        9/30/1998            91.1653160          10/30/2001       82.5792563
        10/30/1998           91.7201086          11/30/2001       83.0865199
        11/30/1998           92.2758974          12/30/2001       83.6077022
        12/30/1998           92.8435688           1/30/2002       79.3875913
        1/30/1999            88.6758122           2/30/2002       79.8782822
        2/30/1999            89.2178183           3/30/2002       80.3756506
        3/30/1999            89.7655484           4/30/2002       80.8845744
        4/30/1999            90.3231803           5/30/2002       81.3881339
        5/30/1999            90.8763696           6/30/2002       81.9061812
        6/30/1999            91.4419321           7/30/2002       77.6562150
        7/30/1999            87.2494322           8/30/2002       78.1345529
        8/30/1999            87.7815320           9/30/2002       78.6273903
        9/30/1999            88.3260203          10/30/2002       79.1146137
        10/30/1999           88.8658606          11/30/2002       79.6029164
        11/30/1999           89.4067242          12/30/2002       80.1058807
        12/30/1999           89.9601180           1/30/2003       75.8653785
        1/30/2000            85.7762220           2/30/2003       76.3360404
        2/30/2000            86.3024327           3/30/2003       76.8137097
        3/30/2000            86.8346937           4/30/2003       77.3035400
        4/30/2000            87.3773736           5/30/2003       77.7876507
        5/30/2000            87.9153256           6/30/2003       78.2870200
        6/30/2000            88.4663236           7/30/2003       74.0146875
        7/30/2000            84.2561120           8/30/2003       74.4720081
        8/30/2000            84.7716834           9/30/2003       74.9445974
        9/30/2000            85.3003149          10/30/2003       75.4112001
        10/30/2000           85.8239993          11/30/2003       75.8788887
        11/30/2000           86.3487305          12/30/2003       76.3620151
        12/30/2000           86.8866703           1/30/2004       72.0993762
        1/30/2001            82.6853819           2/30/2004       72.5482737


6091.BURNHAMU1.DEBT.11:2
                                                          Page 3 of 5

                                   SCHEDULE 2
                                       to
                                 AMENDMENT NO. 2



            Basic                                  Basic
            Rent               Percentage          Rent           Percentage
           Payment            of Facility         Payment         of Facility
            Date                 Cost              Date              Cost
            ----                 ----              ----              ----

          3/30/2004            73.0045186          4/30/2007      60.3747600
          4/30/2004            73.4730509          5/30/2007      60.7655813
          5/30/2004            73.9364902          6/30/2007      61.1752418
          6/30/2004            74.4154887          7/30/2007      56.8077588
          7/30/2004            70.1188601          8/30/2007      57.1682150
          8/30/2004            70.5533154          9/30/2007      57.5476840
          9/30/2004            71.0038427         10/30/2007      57.9194339
         10/30/2004            71.4479811         11/30/2007      58.2923563
         11/30/2004            71.8932032         12/30/2007      58.6845124
         12/30/2004            72.3546734          1/30/2008      54.3068099
          1/30/2005            68.0679036          2/30/2008      54.6513134
          2/30/2005            68.4930799          3/30/2008      55.0047423
          3/30/2005            68.9259528          4/30/2008      55.3738747
          4/30/2005            69.3722741          5/30/2008      55.7350693
          5/30/2005            69.8120779          6/30/2008      56.1160563
          6/30/2005            70.2687886          7/30/2008      51.7156640
          7/30/2005            65.9646993          8/30/2008      52.0444855
          8/30/2005            66.3803907          9/30/2008      52.3932782
          9/30/2005            66.8132731         10/30/2008      52.7338096
         10/30/2005            67.2394018         11/30/2008      53.0754684
         11/30/2005            67.6667438         12/30/2008      53.4373277
         12/30/2005            68.1114926          1/30/2009      49.0255076
          1/30/2006            63.7934138          2/30/2009      49.3368286
          2/30/2006            64.1957571          3/30/2009      49.6574593
          3/30/2006            64.6062534          4/30/2009      49.9945557
          4/30/2006            65.0310108          5/30/2009      50.3231497
          5/30/2006            65.4488770          6/30/2009      50.6725248
          6/30/2006            65.8845650          7/30/2009      46.2360503
          7/30/2006            61.5471496          8/30/2009      46.5301055
          8/30/2006            61.9364581          9/30/2009      46.8451255
          9/30/2006            62.3438562         10/30/2009      47.1512939
         10/30/2006            62.7440346         11/30/2009      47.4585240
         11/30/2006            63.1454130         12/30/2009      47.7869559
         12/30/2006            63.5650940          1/30/2010      43.3376742
          1/30/2007            59.2185145          2/30/2010      43.6124904
          2/30/2007            59.5932443          3/30/2010      43.8970027
          3/30/2007            59.9765196


6091.BURNHAMU1.DEBT.11:2
                                                          Page 4 of 5

                                   SCHEDULE 2
                                       to
                                 AMENDMENT NO. 2


                       SCHEDULE OF SPECIAL CASUALTY VALUES




          Basic                             Basic
           Rent          Percentage         Rent           Percentage
         Payment         of Facility       Payment         of Facility
           Date             Cost            Date              Cost
           ----             ----            ----              ----

        4/30/2010        44.1987658       5/30/2013        25.9554947
        5/30/2010        44.4914112       6/30/2013        26.2400600
        6/30/2010        44.8058611       7/30/2013        21.6371751
        7/30/2010        40.3305967       8/30/2013        21.8253254
        8/30/2010        40.5866417       9/30/2013        22.0416242
        9/30/2010        40.8646922      10/30/2013        22.2468204
        10/30/2010       41.1332506      11/30/2013        22.4539730
        11/30/2010       41.4027867      12/30/2013        22.6895049
        12/30/2010       41.6945747       1/30/2014        18.0369516
        1/30/2011        37.2563200       2/30/2014        18.1747973
        2/30/2011        37.5081100       3/30/2014        18.3254751
        3/30/2011        37.7703691       4/30/2014        18.4979519
        4/30/2011        38.0514945       5/30/2014        18.6587608
        5/30/2011        38.3230213       6/30/2014        18.8473546
        6/30/2011        38.6182686       7/30/2014        14.1472611
        7/30/2011        34.1825064       8/30/2014        14.2369575
        8/30/2011        34.4364524       9/30/2014        14.3535414
        9/30/2011        34.7153309      10/30/2014        14.4577454
        10/30/2011       34.9844358      11/30/2014        14.5626126
        11/30/2011       35.2553148      12/30/2014        14.6943496
        12/30/2011       35.5515126
        1/30/2012        31.1156137
        2/30/2012        31.3690299
        3/30/2012        31.6346125
        4/30/2012        31.9218743
        5/30/2012        32.1992631
        6/30/2012        32.5036487
        7/30/2012        28.0749204
        8/30/2012        28.3351926
        9/30/2012        28.6238310
        10/30/2012       28.9024516
        11/30/2012       29.1838391
        12/30/2012       29.4940500
        1/30/2013        24.9617093
        2/30/2013        25.1910404
        3/30/2013        25.4338865
        4/30/2013        25.6999140


6091.BURNHAMU1.DEBT.11:2
                                                          Page 5 of 5

                                   SCHEDULE 3
                                       to
                                 AMENDMENT NO. 2


                         SCHEDULE OF TERMINATION VALUES




          Basic                                   Basic
           Rent              Percentage           Rent             Percentage
         Payment             of Facility         Payment           of Facility
           Date                 Cost              Date                Cost
           ----                 ----              ----                ----

        7/15/1986          103.4212361          1/15/2005          67.8255614
        1/15/1987          104.3925241          7/15/2005          65.7328276
        7/15/1987          105.3950859          1/15/2006          63.5697692
        1/15/1988          102.8661814          7/15/2006          61.3369441
        7/15/1988          103.4012074          1/15/2007          59.0124377
        1/15/1989          103.8291454          7/15/2007          56.6163826
        7/15/1989          104.1502014          1/15/2008          54.1203585
        1/15/1990          104.3549060          7/15/2008          51.5453742
        7/15/1990          104.4404728          1/15/2009          48.8610801
        1/15/1991          104.3967530          7/15/2009          46.0894084
        7/15/1991          104.2281706          1/15/2010          43.1979879
        1/15/1992          103.9343733          7/15/2010          40.2096646
        7/15/1992          103.5081925          1/15/2011          37.0921214
        1/15/1993          102.9396058          7/15/2011          34.0019638
        7/15/1993          102.2239855          1/15/2012          30.9206325
        1/15/1994          101.3505415          7/15/2012          27.8574311
        7/15/1994          100.3136271          1/15/2013          24.8316940
        1/15/1995           99.1905114          7/15/2013          21.5737285
        7/15/1995           97.7952853          1/15/2014          18.0242927
        1/15/1996           96.4576977          7/15/2014          14.1833071
        7/15/1996           95.1150933          1/15/2015          10.6510073
        1/15/1997           93.7741936
        7/15/1997           92.4294935
        1/15/1998           91.0877029
        7/15/1998           89.7527428
        1/15/1999           88.3664754
        7/15/1999           86.9598355
        1/15/2000           85.4754279
        7/15/2000           83.9763631
        1/15/2001           82.3939863
        7/15/2001           80.7949574
        1/15/2002           79.1066005
        7/15/2002           77.3992261
        1/15/2003           75.5959184
        7/15/2003           73.7708891
        1/15/2004           71.8427233
        7/15/2004           69.8896959


6091.BURNHAMU1.DEBT.11:2

                                 EXHIBIT 10.21.3

When Recorded, Return to:                            Gregg R. Neilsen
                                                     Snell & Wilmer
                                                     3100 Valley Bank Center
                                                     Phoenix, Arizona 85073


                  CERTAIN RIGHTS OF THE LESSOR UNDER THE FACILITY LEASE AS HERETOFORE AMENDED AND AS AMENDED BY THIS AMENDMENT NO. 2 THERETO HAVE BEEN ASSIGNED TO, AND ARE SUBJECT TO A SECURITY INTEREST IN FAVOR OF, CHEMICAL BANK, AS INDENTURE TRUSTEE UNDER A TRUST INDENTURE, MORTGAGE, SECURITY AGREEMENT AND ASSIGNMENT OF RENTS DATED AS OF DECEMBER 16, 1985, AS AMENDED. THIS AMENDMENT NO. 3 HAS BEEN EXECUTED IN SEVERAL COUNTERPARTS. SEE SECTION 3(e) OF THIS AMENDMENT NO. 3 FOR INFORMATION CONCERNING THE RIGHTS OF HOLDERS OF VARIOUS COUNTERPARTS HEREOF AND OF THE FACILITY LEASE.

         THIS COUNTERPART IS NOT THE ORIGINAL COUNTERPART.

================================================================================

                                 AMENDMENT NO. 3
                           Dated as of March 30, 1987

                                       to

                                 FACILITY LEASE
                    Dated as of December 16, 1985, as amended

                                     between

                        THE FIRST NATIONAL BANK OF BOSTON
                         not in its individual capacity,
                        but solely as Owner Trustee under
                         a Trust Agreement, dated as of
                         December 16, 1985, with Burnham
                              Leasing Corporation,

                                     Lessor

                                       and

                      PUBLIC SERVICE COMPANY OF NEW MEXICO,

                                     Lessee

================================================================================

                  Original Facility Lease recorded December 31, 1985, as Instrument No. 85-623268, re-recorded April 17, 1986, as Instrument No. 86-187558 confirmed by document recorded April 25, 1986, as Instrument No. 86-203239, amended by Amendment No. 1 thereto recorded July 17, 1986, as Instrument No. 86-367462, and amended by Amendment No. 2 thereto recorded on November 25, 1986, as Instrument No. 86-650739, in Maricopa County, Arizona Recorder's Office.

================================================================================


6091.BURNHAMU1.DEBT.71:1

                  AMENDMENT NO. 3 dated as of March 30, 1987 (Amendment No. 3), to the Facility Lease dated as of December 16, 1985, between THE FIRST NATIONAL BANK OF BOSTON, a national banking association, not in its individual capacity, but solely as Owner Trustee under a Trust Agreement, dated as of December 16, 1985, with Burnham Leasing Corporation (the Lessor), and PUBLIC SERVICE COMPANY OF NEW MEXICO, a New Mexico corporation (the Lessee).

                              W I T N E S S E T H :

                  WHEREAS, the Lessee and the Lessor have heretofore entered into a Facility Lease dated as of December 16, 1985, as heretofore amended (the Facility Lease), providing for the lease by the Lessor to the Lessee of the Undivided Interest and the Real Property Interest;

                  WHEREAS, the Lessee and the Lessor desire to amend the Facility Lease as set forth in Section 2 hereof; and

                  WHEREAS, the Indenture Trustee has consented to this Amendment No. 3 pursuant to the Request, Instruction and Consent effective on March 30, 1987;

                  NOW, THEREFORE, in consideration of the premises and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:



6091.BURNHAMU1.DEBT.71:1
                                      - 1 -

                  SECTION 1.  Definitions.

                  For purposes hereof, capitalized terms used herein and not otherwise defined herein or in the recitals shall have the meanings assigned to such terms in Appendix A to the Facility Lease.

                  SECTION 2.  Amendments.

                  (a) Section 3(a)(ii) of the Facility Lease (as amended by Amendment No. 2 thereto) is hereby amended to read in its entirety as follows:

         "(ii) (1) on July 15, 1986 an amount equal to 4.3683233% of Facility Cost (2) on January 15, 1987 an amount equal to 4.70354% of Facility Cost and"
(3) on July 15, 1987 and on each Basic Rent Payment Date thereafter to and including January 15, 2015, an amount equal to 4.7006080% of Facility Cost; and".

                  (b) Section 16(a)(v) of the Facility Lease is hereby amended by (i) striking the "or" at the end of clause (B) thereof, (ii) inserting an "or" at the end of clause (C) thereof and (iii) inserting at the end of such
Section 16(a)(v) the following new clause (D):

         "(D) an amount equal to the higher of (1) the Casualty Value (Special Casualty Value if the Event of Default is an event specified in clause (v),
(viii) or (x)(2) of Section 15 hereof), computed as of the Basic Rent Payment Date specified in such notice or (2) the Fair Market Sales Value of the Undivided Interest and the real Property Interest;"

                  (c) Section 16(a)(v) of the Facility Lease, as amended by Amendment No. 1 thereto, is hereby further amended by deleting the parenthetical phrase first preceding clause (A) of such Section 16(a)(v) and inserting in lieu thereof ("and, in the case of (D) below, upon receipt of such payment the Lessor shall (or, prior to receipt of such payment, may) Transfer to the Lessee the Undivided Interest and the Real Property Interest)".



6091.BURNHAMU1.DEBT.71:1
                                      - 2 -

                  (d) Section 16(a)(vi) of the Facility Lease is hereby amended by inserting the phrase", but not in the case of an Event of Default specified in clause (iii) of Section 15," immediately following the words "if it shall so elect".

                  (e) The definitions of "Event of Loss" and "Final Shutdown" set forth in Appendix A to the Facility Lease are hereby amended to read in their entirety as set forth in Appendix A-1 hereto.

                  (f) The definition of "Undivided Interest Percentage" set forth in Appendix A to the Facility Lease is hereby amended in its entirety to read as follows:

"Undivided Interest Percentage shall, when used with respect to Unit 1 (not including Common Facilities), mean an undivided 2.266667% interest therein and shall, when used with respect to Common Facilities, mean an undivided .755556% interest therein."

                  SECTION 3. Miscellaneous.

                  (a) Effective Date of Amendments. The amend- ments set forth in Section 2 hereof shall be and become effective upon the execution hereof by the parties hereto.

                  (b) Counterpart Execution. This Amendment No. 3 may be executed in any number of counterparts and by each of the parties hereto on separate counterparts; all such counterparts shall together constitute but one and the same instrument.

                  (c) Governing Law. This Amendment No. 3 has been negotiated and delivered in the State of New York and shall be governed by, and be construed in accordance with, the laws of the State of New York, except to the extent that pursuant to the law of the State of Arizona such law is mandatorily applicable hereto.



6091.BURNHAMU1.DEBT.71:1
                                      - 3 -

                  (d) Disclosure. Pursuant to Arizona Revised Statutes Section 33-401, the beneficiary of the Trust Agreement is Burnham Leasing Corporation, a New York corporation. The address of the beneficiary is 60 Broad Street, New York, New York 10004, Attention: Assistant Treasurer. A copy of the Trust Agreement is available for inspection at the offices of the Owner Trustee at 100 Federal Street, Boston, Massachusetts 02110, Attention of Corporate Trust Division.

                  (e) Amendment No. 3. The single executed orig- inal of this Amendment No. 3 marked "THIS COUNTERPART IS THE ORIGINAL COUNTERPART" and containing the receipt of the Indenture Trustee thereon shall be the "Original" of this Amendment No. 3. To the extent that the Facility Lease constitutes chattel paper, as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction, no security interest in the Facility Lease as amended by this Amendment No. 3 may be created or continued through the transfer or possession of any counterpart of this Amendment No. 3 other than the "Original".


6091.BURNHAMU1.DEBT.71:1
                                      - 4 -

                  IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment No. 3 to Facility Lease to be duly executed in Boston, Massachusetts, or Albuquerque, New Mexico, as the case may be, by an officer thereunto duly authorized.



                                      THE FIRST NATIONAL BANK OF BOSTON,  not in
                                          its individual capacity, but solely as
                                          Owner Trustee under a Trust Agreement,
                                          dated as of December  16,  1985,  with
                                          Burnham Leasing Corporation

                                      By:      /S/
                                               Assistant Cashier


                                      PUBLIC SERVICE COMPANY OF NEW
                                          MEXICO


                                      By:      /S/ B. D. Lackey
                                               Vice President and Corporate
                                               Controller


6091.BURNHAMU1.DEBT.71:1
                                      - 5 -

                  IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment No. 3 to Facility Lease to be duly executed in Boston, Massachusetts, or Albuquerque, New Mexico, as the case may be, by an officer thereunto duly authorized.


                                      THE FIRST NATIONAL BANK OF BOSTON,  not in
                                          its individual capacity, but solely as
                                          Owner Trustee under a Trust Agreement,
                                          dated as of December  16,  1985,  with
                                          Burnham Leasing Corporation

                                      By:      /S/
                                               Assistant Cashier


                                      PUBLIC SERVICE COMPANY OF NEW
                                          MEXICO


                                       By:
                                               Vice President and Corporate
                                               Controller

6091.BURNHAMU1.DEBT.71:1
                                      - 6 -

State of New Mexico )
                    )       ss.
County of Bernalillo)



                  The foregoing instrument was acknowledged before me this 27th day of March, 1987, by B.D. Lackey, the Vice President and Corporate Controller of PUBLIC SERVICE COMPANY OF NEW MEXICO, a New Mexico corporation, on behalf of the corporation.



                                                     /S/
                                                   Notary Public



Commonwealth of Massachussets)
                             ) ss.
County of Suffolk            )



                  The foregoing instrument was acknowledged before me this 27th day of March, 1987 by James E. Mogavero, an Assistant Cashier of THE FIRST NATIONAL BANK OF BOSTON, a national banking association, on behalf of the banking association as trustee under that certain Trust Agreement dated as of December 16, 1985 with Burnham Leasing Corporation.




                                                    Notary Public


6091.BURNHAMU1.DEBT.71:1

State of New Mexico )
                    )       ss.
County of Bernalillo)



                  The foregoing instrument was acknowledged before me this 27th day of March, 1987, by B.D. Lackey, the Vice President and Corporate Controller of PUBLIC SERVICE COMPANY OF NEW MEXICO, a New Mexico corporation, on behalf of the corporation.




                                                     Notary Public



Commonwealth of Massachussets)
                             ) ss.
County of Suffolk            )



                  The foregoing instrument was acknowledged before me this 27th day of March, 1987 by James E. Mogavero, an Assistant Cashier of THE FIRST NATIONAL BANK OF BOSTON, a national banking association, on behalf of the banking association as trustee under that certain Trust Agreement dated as of December 16, 1985 with Burnham Leasing Corporation.



                                                     /S/ Julie E. Comeau
                                                          Notary Public


6091.BURNHAMU1.DEBT.71:1

                                  SCHEDULE A-1
                                       to
                                 AMENDMENT NO. 3


                           Amendment to Definitions of
                      "Event of Loss" and "Final Shutdown"


         Event of Loss shall mean any of the following events: (a) a Final Shutdown, (b) a Requisition of Title, or (c) a Requisition of Use for an indefinite period which can be reasonably expected to exceed, or a stated period which ends on the last day of or after, the Lease Term (including the Renewal Term only if the Renewal Term shall have been elected prior to such Requisition of Use by the exercise of the renewal option provided in Section 12 of the Facility Lease).

         Final Shutdown shall mean the earlier to occur of:

                  (1) the expiration or revocation of the License or that portion of the License that permits the operation of Unit 1 or the expiration, suspension or revocation of the License or that portion of the License that permits the possession by the Lessee of the Undivided Interest and the Real Property Interest; or

                  (2) the suspension (pursuant to 10 C.F.R. Section 2.202, as amended, and any successor provision) of the License or that portion of the License that permits the operation of Unit 1, which suspension remains in effect for three consecutive calendar months; or

                  (3) the permanent or temporary cessation of operation of Unit 1 as a result of a Nuclear Incident at Unit 1 (or if Unit 1 is not in operation immediately prior to the occurrence of such Nuclear Incident, the failure to resume operation thereof as a result of such Nuclear Incident) if (A) the Period of such cessation or failure equals or exceeds twenty-four consecutive calendar months, or (B) such Nuclear Incident causes the radiation level in the containment building of Unit 1, as measured by the average of two high range radiation monitors in such containment building of Unit 1 (or if only one such monitor is operating at such time, such monitor) over one hour to equal or exceed 500 rads per hour; provided, however, this subsection (B) shall not apply in respect of a Nuclear Incident arising solely from a fuel handling accident; or


6091.BURNHAMU1.DEBT.71:1

                  (4) the permanent or temporary cessation of operation of Unit 1 as a result of a Nuclear Incident at Unit 2 or 3 (the Affected Unit) (or if Unit 1 is not in operation immediately prior to the occurrence of such Nuclear Incident, the failure to resume operation thereof as a result of such Nuclear Incident) if (A) the Period of such cessation or failure equals or exceeds thirty-six consecutive calendar months; or (B) such Nuclear Incident causes the radiation level in the containment building of the Affected Unit, as measured by the average of two high range radiation monitors in such containment building (or if only one such monitor is operating at such time, such monitor) over one hour to equal or exceed 500 rads per hour; provided, however, this subsection
(B) shall not apply in respect of a Nuclear Incident arising solely from a fuel handling accident;

                  (5) the occurrence of a Nuclear Incident at Unit 1, 2 or 3 causing (A) substantial injury or death to any person on or off the PVNGS Site or (B) a discharge or dispersal of Source, Special Nuclear or Byproduct Material from its intended place of confinement in amounts off the PVNGS Site or causing radiation levels off the PVNGS Site such that, in the case of (B) above (x) the NRC declares the occurrence of an Extraordinary Nuclear Occurrence or declares any other event connoting an equivalent level of accident or (y) the surface contamination dose rate measured off the PVNGS Site by a radiation monitor at 1 meter above the surface level equals or is greater at any time than 10 millirads/hour (0.10 milligray/hour) or in the case of noble gas plume passage, the radiation dose rate equals or is greater than 10 rads (0.10 gray) integrated over 24 hours, (or if the NRC shall at any time lower the radiation levels required for the occurrence of an Extraordinary Nuclear Occurrence, such lower levels as shall be consistent with such change by the NRC); or

                  (6) damage to or destruction of any portion of Unit 1 and, unless Lessee theretofore shall have exercised its purchase option under Section 13(b) of the Facility Lease, the failure of the Lessee, or of the Lessee and one more other ANPP Participants, (A) to agree within eighteen calendar months of such damage or destruction (or prior to such earlier date as of which one or more other ANPP Participants shall agree to restore or reconstruct any damaged portion of Unit 1 in accordance with Section 16.2 of the ANPP Participation

6091.BURNHAMU1.DEBT.71:1

Agreement) to restore or reconstruct Unit 1 to completion prior to the day sixty calendar months after the date of such agreement and (B) thereafter to complete the restoration and reconstruction of Unit 1 within a period of sixty calendar months after the date of such agreement, provided that no Final Shutdown shall be deemed to have occurred pursuant to this clause (6) if and so long as Unit 1 is in operation at a rated core power level of at least 1900 megawatts thermal; or

                  (7) the non-operation of Unit 1 or the operation of Unit 1 at a net rated power level below 630 megawatts electric or any combination thereof for any reason (including, without limitation, the occurrence of any Nuclear Incident at any generating facility located anywhere in the world) for a Period of thirty-six consecutive calendar months (or a period through the penultimate day of the Lease Term if the Lessee shall have given notice of its intent to exercise the purchase option permitted by Section 13(b) of the Facility Lease) other than as a result of damage to or destruction of Unit 1.

For purposes of this definition, a Final Shutdown resulting from the occurrence of an event described in clause (5) above shall be deemed to have occurred immediately and automatically upon the decline of the water coolant within Unit 1 to a level three feet above the nuclear fuel.

                  For purposes of the definition of "Final Shutdown" only, the following capitalized terms set forth therein shall have the following meanings (other capitalized terms having the respective meanings set forth in Appendix A to the Facility Lease):

                  Extraordinary Nuclear Occurrence shall have its meaning as defined in Section 11 of the Atomic Energy Act and the related NRC regulations, as amended to the date hereof, and as the meaning of such term shall be expanded from time to time by future amendments thereof. The definition of "extraordinary nuclear occurrence" contained in Section 11 of the Atomic Energy Act on the date hereof is: "any event causing a discharge dispersal of source, special nuclear, or byproduct material from its place of confinement in amounts offsite, or causing radiation levels offsite, which the Commission determines to be


6091.BURNHAMU1.DEBT.71:1
substantial, and which the Commission determines has resulted or will probably result in substantial damages to persons offsite or property offsite. Any determination by the Commission that such an event has, or has not, occurred shall be final and conclusive, and no other official or any court shall have power or jurisdiction to review any such determination. The Commission shall establish criteria in writing setting forth the basis upon which such determination shall be made. As used in this subsection, 'offsite' means away from 'the location' or 'the contract location' as defined in the applicable Commission indemnity agreement, entered into pursuant to section 2210 of this title."

                  Nuclear Incident shall have its meaning as defined in Section 11 of the Atomic Energy Act, as amended to the date hereof and as the meaning of such term may be expanded from time to time by future amendments thereof. The definition of "nuclear incident" contained in the Atomic Energy Act on the date hereof is: "any occurrence, including an extraordinary nuclear occurrence, within the United States causing, within or outside the United States, bodily injury, sickness, disease, or death, or loss of or damage to property, or loss of use of property, arising out of or resulting from the radioactive, toxic, explosive, or other hazardous properties of source, special nuclear, or byproduct material: Provided, however, that as the term is used in section 2210(1) of this title, it shall include any such occurrence outside the United
States: And provided further, That as the term is used in section 2210(d) of this title, it shall include any such occurrence outside the United States if such occurrence involves source, special nuclear, or byproduct material owned by, and used by or under contract with, the United States: And provided further, That as the term is used in section 2210(c) of this title, it shall include any such occurrence outside both the United States and any other nation if such occurrence arises out of or results from the radioactive, toxic, explosive, or other hazardous properties of source, special nuclear, or byproduct material licensed pursuant to subchapters V, VI, VII, and IX of this chapter, which is used in connection with the operation of a licensed stationary production or utilization facility or which moves outside the territorial limits of the United States in transit from one person licensed by the Commission to another person licensed by the Commission."


6091.BURNHAMU1.DEBT.71:1

                  Period of a stated duration in respect of any event shall mean an indefinite period which can reasonably be expected to exceed the lesser of such duration and the period remaining to the date which is three years prior to the end of the remaining Basic Lease Term (or if such event occurs after the date three years prior to the end of the remaining Basic Lease Term, the lesser of six months and the period remaining to the day next preceding the end of the Basic Lease Term) or a stated period in excess of the lesser thereof or an actual period which continues in excess of the lesser thereof.

                  Source, Special Nuclear or Byproduct Material shall have their respective defined meanings as defined in Section 11 of the Atomic Energy Act of 1954, as amended to the date hereof and as the meanings of such terms may be expanded by future amendments thereof.



6091.BURNHAMU1.DEBT.71:1

                                  EXHIBIT 10.54

When Recorded, Return to:                            Gregg R. Neilsen, Esq.
                                                     Snell & Wilmer
                                                     3100 Valley Bank Center
                                                     Phoenix, Arizona 85073


         CERTAIN RIGHTS OF THE LESSOR UNDER THE FACILITY LEASE AS HERETOFORE AMENDED AND AS AMENDED BY THIS AMENDMENT NO. 3 THERETO HAVE BEEN ASSIGNED TO, AND ARE SUBJECT TO A SECURITY INTEREST IN FAVOR OF, CHEMICAL BANK, AS INDENTURE TRUSTEE UNDER A TRUST INDENTURE, MORTGAGE, SECURITY AGREEMENT AND ASSIGNMENT OF RENTS DATED AS OF DECEMBER 16, 1985, AS AMENDED. THIS AMENDMENT NO. 3 HAS BEEN EXECUTED IN SEVERAL COUNTERPARTS. SEE SECTION 3(e) OF THIS AMENDMENT NO. 3 FOR INFORMATION CONCERNING THE RIGHTS OF HOLDERS OF VAR- IOUS COUNTERPARTS HEREOF AND OF THE FACILITY LEASE.

THIS COUNTERPART IS NOT THE ORIGINAL COUNTERPART.

================================================================================

                                 AMENDMENT NO. 3
                           Dated as of March 30, 1987

                                       to

                                 FACILITY LEASE
                    Dated as of December 16, 1985, as amended

                                     between

                       THE FIRST NATIONAL BANK OF BOSTON,
                         not in its individual capacity,
                        but solely as Owner Trustee under
                         a Trust Agreement, dated as of
                        December 16, 1985, with Chrysler
                             Financial Corporation,

                                     Lessor

                                       and

                      PUBLIC SERVICE COMPANY OF NEW MEXICO,

                                     Lessee

================================================================================

Original Facility Lease recorded December 31, 1985, as Instrument No. 85-623282, amended by Amendment No. 1 thereto recorded July 17, 1986, as Instrument No. 86-367464 and amended by Amendment No. 2 thereto recorded on November 25, 1986, as Instrument 86-650763, in Maricopa County, Arizona Recorder's Office.

================================================================================


6091.CHRYSLER.DEBT.71:1

                  AMENDMENT NO. 3, dated as of March 30, 1987 (Amendment No. 3), to the Facility Lease dated as of December 16, 1985, between THE FIRST NATIONAL BANK OF BOSTON, a national banking association, not in its individual capacity, but solely as Owner Trustee under a Trust Agreement, dated as of December 16, 1985, with Chrysler Financial Corporation (the Lessor), and PUBLIC SERVICE COMPANY OF NEW MEXICO, a New Mexico corporation (the Lessee).

                              W I T N E S S E T H :

                  WHEREAS, the Lessee and the Lessor have heretofore entered into a Facility Lease dated as of December 16, 1985, as heretofore amended (the Facility Lease), providing for the lease by the Lessor to the Lessee of the Undivided Interest and the Real Property Interest;

                  WHEREAS, the Lessee and the Lessor desire to amend the Facility Lease as set forth in Section 2 hereof; and

                  WHEREAS, the Indenture Trustee has consented to this Amendment No. 3 pursuant to the Request, Instruction and Consent effective on March 30, 1987;

                  NOW, THEREFORE, in consideration of the premises and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:



6091.CHRYSLER.DEBT.71:1
                                      - 1 -

                  SECTION 1.  Definitions.

                  For purposes hereof, capitalized terms used herein and not otherwise defined herein or in the recitals shall have the meanings assigned to such terms in Appendix A to the Facility Lease.

                  SECTION 2.  Amendments.

                  (a) Section 3(a)(ii) of the Facility Lease (as amended by Amendment No. 2 thereto) is hereby amended to read in its entirety as follows:

                  "(ii)(1) on July 15, 1986 an amount equal to 4.3683233% of Facility Cost (2) on January 15, 1987 an amount equal to 4.755716% of Facility Cost and (3) on July 15, 1987 and on each Basic Rent Payment Date thereafter to and including January 15, 2015, an amount equal to 4.7527840% of Facility Cost; and".

                  (b) Section 16(a)(v) of the Facility Lease is hereby amended by (i) striking the "or" at the end of clause (B) thereof, (ii) inserting an "or" at the end of clause (C) thereof and (iii) inserting at the end of such
Section 16(a)(v) the following new clause (D):

                  "(D) an amount equal to the higher of (1) the Casualty Value (Special Casualty Value if the Event of Default is an event specified in clause (v), (viii) or (x)(2) of Section 15 hereof), computed as of the Basic Rent Payment Date specified in such notice or (2) the Fair Market Sales Value of the Undivided Interest and the Real Property Interest;"

                  (c) Section 16(a)(v) of the Facility Lease, as amended by Amendment No. 1 thereto, is hereby further amended by deleting the parenthetical phrase first preceding clause (A) of such Section 16(a)(v) and inserting in lieu thereof ("and, in the case of (D) below, upon receipt of such payment the Lessor shall (or, prior to receipt of such payment, may) Transfer to the Lessee the Undivided Interest and the Real Property Interest)".



6091.CHRYSLER.DEBT.71:1
                                      - 2 -

                  (d) Section 16(a)(vi) of the Facility Lease is hereby amended by inserting the phrase", but not in the case of an Event of Default specified in clause (iii) of Section 15," immediately following the words "if it shall so elect".

                  (e) The definitions of "Event of Loss" and "Final Shutdown" set forth in Appendix A to the Facility Lease are hereby amended to read in their entirety as set forth in Appendix A-1 hereto.

                  (f) The definition of "Undivided Interest Percentage" set forth in Appendix A to the Facility Lease is hereby amended in its entirety to read as follows:

         "Undivided Interest Percentage shall, when used with respect to Unit 1 (not including Common Facilities), mean an undivided 3.74% interest therein and shall, when used with respect to Common Facilities, mean an undivided 1.246667% interest therein."

                  SECTION 3. Miscellaneous.

                  (a) Effective Date of Amendments. The amend- ments set forth in Section 2 hereof shall be and become effective upon the execution hereof by the parties hereto.

                  (b) Counterpart Execution. This Amendment No. 3 may be executed in any number of counterparts and by each of the parties hereto on separate counterparts; all such counterparts shall together constitute but one and the same instrument.

                  (c) Governing Law. This Amendment No. 3 has been negotiated and delivered in the State of New York and shall be governed by, and be construed in accordance with, the laws of the State of New York, except to the extent that pursuant to the law of the State of Arizona such law is mandatorily applicable hereto.



6091.CHRYSLER.DEBT.71:1
                                      - 3 -

                  (d) Disclosure. Pursuant to Arizona Revised Statutes Section 33-401, the beneficiary of the Trust Agreement is Chrysler Financial Corporation, a Michigan corporation. The address of the beneficiary is Greenwich Office Park I, Greenwich, Connecticut 06836. A copy of the Trust Agreement is available for inspection at the offices of the Owner Trustee at 100 Federal Street, Boston, Massachusetts 02110, Attention of Corporate Trust Division.

                  (e) Amendment No. 3. The single executed orig- inal of this Amendment No. 3 marked "THIS COUNTERPART IS THE ORIGINAL COUNTERPART" and containing the receipt of the Indenture Trustee thereon shall be the "Original" of this Amendment No. 3. To the extent that the Facility Lease constitutes chattel paper, as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction, no security interest in the Facility Lease as amended by this Amendment No. 3 may be created or continued through the transfer or possession of any counterpart of this Amendment No. 3 other than the "Original".


6091.CHRYSLER.DEBT.71:1
                                      - 4 -

                  IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment No. 3 to Facility Lease to be duly executed in Boston, Massachusetts, or Albuquerque, New Mexico, as the case may be, by an officer thereunto duly authorized.



                                      THE FIRST NATIONAL BANK OF BOSTON,  not in
                                          its individual capacity, but solely as
                                          Owner Trustee under a Trust Agreement,
                                          dated as of December  16,  1985,  with
                                          Chrysler Financial Corporation

                                      By:      /S/
                                               Assistant Cashier


                                      PUBLIC SERVICE COMPANY OF NEW
                                          MEXICO


                                       By:
                                               Vice President and Corporate
                                               Controller


6091.CHRYSLER.DEBT.71:1
                                      - 5 -

                  IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment No. 3 to Facility Lease to be duly executed in Boston, Massachusetts, or Albuquerque, New Mexico, as the case may be, by an officer thereunto duly authorized.


                                      THE FIRST NATIONAL BANK OF BOSTON,  not in
                                          its individual capacity, but solely as
                                          Owner Trustee under a Trust Agreement,
                                          dated as of December  16,  1985,  with
                                          Chrysler Financial Corporation

                                       By:
                                               Assistant Cashier


                                      PUBLIC SERVICE COMPANY OF NEW
                                          MEXICO


                                      By:      /S/ B. D. Lackey
                                               Vice President and Corporate
                                               Controller

6091.CHRYSLER.DEBT.71:1
                                      - 6 -

State of New Mexico )
                    )       ss.
County of Bernalillo)



                  The foregoing instrument was acknowledged before me this 27th day of March, 1987, by B.D. Lackey, the Vice President and Corporate Controller of PUBLIC SERVICE COMPANY OF NEW MEXICO, a New Mexico corporation, on behalf of the corporation.



                                                     /S/
                                                     Notary Public



Commonwealth of Massachussets)
                             ) ss.
County of Suffolk            )



                  The foregoing instrument was acknowledged before me this 27th day of March, 1987, by James E. Mogavero, an Assistant Cashier of THE FIRST NATIONAL BANK OF BOSTON, a national banking association, on behalf of the banking association as trustee under that certain Trust Agreement dated as of December 16, 1985 with Chrysler Financial Corporation.




                                               Notary Public


6091.CHRYSLER.DEBT.71:1

State of New Mexico )
                    )       ss.
County of Bernalillo)



                  The foregoing instrument was acknowledged before me this 27th day of March, 1987, by B.D. Lackey, the Vice President and Corporate Controller of PUBLIC SERVICE COMPANY OF NEW MEXICO, a New Mexico corporation, on behalf of the corporation.




                                                 Notary Public



Commonwealth of Massachussets)
                             ) ss.
County of Suffolk            )



                  The foregoing instrument was acknowledged before me this 27th day of March, 1987 by James E. Mogavero, an Assistant Cashier of THE FIRST NATIONAL BANK OF BOSTON, a national banking association, on behalf of the banking association as trustee under that certain Trust Agreement dated as of December 16, 1985 with Chrysler Financial Corporation.



                                                     /S/ Julie E. Comeau
                                                         Notary Public


6091.CHRYSLER.DEBT.71:1

                                  SCHEDULE A-1
                                       to
                                 AMENDMENT NO. 3


                           Amendment to Definitions of
                      "Event of Loss" and "Final Shutdown"


                  Event of Loss shall mean any of the following events: (a) a Final Shutdown, (b) a Requisition of Title, (c) a Requisition of Use which can reasonably be expected to exceed, or for a stated period which ends on or after, the penultimate day of the Lease Term, (d) any degradation of the rated capacity of Unit 1 to below 630 megawatts electric for an indefinite period which can reasonably be expected to exceed the lesser of 5 years and the remaining Lease Term or for a stated period in excess of the lesser of five years and the remaining Lease Term (other than as a result of damage to or destruction of Unit
1), or (e) any degradation of the rated capacity of Unit 1 to below, or the inability of Unit 1 to produce electricity at a level above, 630 megawatts electric for the Minimum Period (other than as a result of damage to or destruction of Unit 1, Governmental Action or an event referred to in part
(10)(x) or (10)(y) of the definition of "Final Shutdown"). For purposes of this definition, Minimum Period shall mean the shorter of (x) the shorter of (1) an indefinite period unless such period can reasonably be expected to be shorter than the applicable Benchmark Period and (2) an actual period in excess of the applicable Benchmark Period and (y) a period beginning on the date of determination through and including the penultimate day of the Lease Term, and Benchmark Period shall mean a period equal to any 60 consecutive calendar months except that a period of 36 consecutive calendar months shall be applicable with respect to events specified in part 10(y) of the definition of "Final Shutdown". The period specified in the foregoing clause (x)(1) shall be determined by an independent nuclear consultant agreed to by the Lessee and the Owner Participant or, failing prompt agreement upon such consultant, appointed by the American Arbitration Association (or comparable or successor organization).



6091.CHRYSLER.DEBT.71:1

                  Final Shutdown shall mean the earlier to occur of:

                  (1) (i) the expiration, suspension (for an indefinite period which can reasonably be expected to exceed the lesser of five years and the remaining Lease Term or for a stated period in excess of the lesser of five years and the remaining Lease Term) or revocation of that portion of the License that permits the operation of Unit 1 or the possession by the Lessee of the Undivided Interest and the Real Property Interest, (ii) the cessation of operation of Unit 1 as a result of a nuclear incident relating to PVNGS for an indefinite period which can reasonably be expected to exceed the lesser of five years and the remaining Lease Term or for a stated period in excess of the lesser of five years and the remaining Lease Term, (iii) damage to or destruction of Unit 1 and the failure of the Lessee, or of the Lessee and one or more other ANPP Participants, to agree within five years of such damage or destruction to restore and reconstruct Unit 1 and (iv) damage to or destruction of Unit 1, without restoration or reconstruction having been completed by the end of the Lease Term, such that Unit 1 will have a rated capacity as of the penultimate day of the Lease Term of at least 630 megawatts electric; or

                  (2) the suspension of the License or that portion of the License that permits the possession by the Lessee of the Undivided Interest and the Real Property Interest; or

                  (3) the suspension (pursuant to 10 C.F.R. Section 2.202, as amended, any successor provision) of the License or that portion of the License that permits the operation of Unit 1, which suspension remains in effect for three consecutive calendar months; or

                  (4) the permanent or temporary cessation of operation of Unit 1 as a result of a Nuclear Incident at Unit 1 (or if Unit 1 is not in operation immediately prior to the occurrence of such Nuclear Incident, the failure to resume operation thereof as a result of such Nuclear Incident) if (A) the Period of such cessation or failure equals or exceeds twenty-four consecutive calendar months, or (B) such Nuclear Incident causes the radiation level in the


6091.CHRYSLER.DEBT.71:1
containment building of Unit 1 (or if only one such monitor is operating at such time, such monitor) over one hour to equal or exceed 500 rads per hour; provided, however, this clause (B) shall not apply in respect of a Nuclear Incident arising solely from a fuel handling accident;

                  (5) the permanent or temporary cessation of operation of Unit 1 as a result of a Nuclear Incident at Unit 2 or 3 (the Affected Unit) (or if Unit 1 is not in operation immediately prior to the occurrence of such Nuclear Incident, the failure to resume operation thereof as a result of such Nuclear Incident) if (A) the Period of such cessation or failure equals or exceeds thirty-six consecutive calendar months; or (B) such Nuclear Incident causes the radiation level in the containment building of the Affected Unit, as measured by the average of two high range radiation monitors in such containment building (or if only one such monitor is operating at such time, such monitor) over one hour to equal or exceed 500 rads per hour; provided, however, this clause (B) shall not apply in respect of a Nuclear Incident arising solely from a fuel handling accident; or

                  (6) the occurrence of a Nuclear Incident at Unit 1, 2 or 3 causing (A) substantial injury or death to any person on or off the PVNGS Site or (B) a discharge or dispersal of Source, Special Nuclear or Byproduct Material from its intended place of confinement in amounts off the PVNGS Site or causing radiation levels off the PVNGS Site such that, in the case of this clause (B)
(x) the NRC declares the occurrence of an Extraordinary Nuclear Occurrence or declares any other event connoting an equivalent level of accident or (y) the surface contamination dose rate measured off the PVNGS Site by a radiation monitor at 1 meter above the surface level equals or is greater at any time than 10 millirads/hour (0.10 milligray/hour) or, in the case of noble gas plume passage, the radiation dose rate equals or is greater than 10 rads (0.10 gray) integrated over 24 hours, (or if the NRC shall at any time lower the radiation levels required for the occurrence of an Extraordinary Nuclear Occurrence, such lower levels as shall be consistent with such change by the NRC); or

                  (7) damage to or destruction of any portion of Unit 1 and, unless Lessee theretofore shall have exercised its purchase option under Section 13(b) of the Facility Lease, the failure of the Lessee, or of the Lessee and one

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more other ANPP  Participants,  (A) to agree within eighteen  calendar months of such damage or destruction (or prior to such earlier date as of which one or more other ANPP Participants shall agree to restore or reconstruct any damaged portion of Unit 1 in accordance with Section 16.2 of the ANPP Participation Agreement) to restore or reconstruct Unit 1 to completion prior to the day sixty calendar months after the date of such agreement and (B) thereafter to complete the restoration and reconstruction of Unit 1 within a period of sixty calendar months after the date of such agreement, provided that no Final Shutdown shall be deemed to have occurred pursuant to this clause (6) if and so long as Unit 1 is in operation at a rated core power level of at least 1900 megawatts thermal; or

                  (8) the non-operation of Unit 1 or the operation of Unit 1 at a net rated power level below 630 megawatts electric or any combination thereof for any reason (including, without limitation, the occurrence of any Nuclear Incident at any generating facility located anywhere in the world) for a Period of thirty-six consecutive calendar months (or a period through the penultimate day of the Lease Term if the Lessee shall have given notice of its intent to exercise the purchase option permitted by Section 13(b) of the Facility Lease) other than as a result of damage to or destruction of Unit 1; or

                  (9) the taking of any Governmental Action or the adoption or making of any interpretations, directives or requests by any Governmental Authority (including, without limitation, the staff thereof) or the concurrence by any Governmental Authority in the voluntary action of the operator thereof, in each such case whether formal or informal, by reason of which Unit 1 shall cease to operate, or shall be unable under Applicable Law to resume operation, at a capacity level of at least 630 megawatts electric for the Minimum Period; or

                  (10) the cessation of operation of Unit 1 as a result of either (x) the occurrence of an Extraordinary Nuclear Occurrence or an Incipient Extraordinary Nuclear Occurrence relating to Unit 1 or (y) a Nuclear Incident relating to Unit 1 and, in the case of this clause (y), the continuation of such cessation for the Minimum Period; or


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                  (11) damage to Unit 1, without  restoration or  reconstruction having been completed by the expiration of the Minimum Period, such that Unit 1 has a rated capacity of at least 630 megawatts electric; or

                  (12) destruction of Unit 1.

                  For purposes of clause (iii) of part (1) of this definition, Final Shutdown will be deemed to have occurred upon the earlier of (x) the written declaration of the Lessee of its intent not so to agree and (y) the expiration of such five-year period without written agreement, and pursuant to the foregoing clause (iv) of part (1), Final Shutdown will be deemed to have occurred on the day preceding the Lease Termination Date. For purposes of part
(6) of this definition, a Final Shutdown shall be deemed to have occurred immediately and automatically upon the decline of the water coolant within Unit 1 to a level three fee above the nuclear fuel and for purposes of parts (9),
(10)(y) and (11) of this definition, on the last day of the Minimum Period.

                  For purposes of parts (9), (10) and (11) of this definition, Minimum Period shall have the same meaning assigned to it in the definition of "Event of Loss".

                  For purposes of part (6) of this definition, Extraordinary Nuclear Occurrence shall have its meaning as defined in Section 11 of the Atomic Energy Act and the related NRC regulations, as amended to the date hereof, and as the meaning of such term shall be expanded from time to time by future amendments thereof. The definition of "extraordinary nuclear occurrence" contained in Section 11 of the Atomic Energy Act on the date hereof is: "any event causing a discharge or dispersal of source, special nuclear, or byproduct material from its intended place of confinement in amounts offsite, or causing radiation levels offsite, which the Commission determines to be substantial, and which the Commission determines has resulted or will probably result in substantial damages to persons offsite or property offsite. Any determination by the Commission that such an event has, or has not, occurred shall be final and conclusive, and no other official or any court shall have power or jurisdiction to review any such determination. The Commission shall establish criteria in writing setting forth the basis upon which such determination shall be made. As


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used in this  subsection,  'offsite'  means  away  from 'the  location'  or 'the contract location' as defined in the applicable Commission indemnity agreement, entered into pursuant to section 2210 of this title."

                  For purposes of part (10) of this definition: the term "Extraordinary Nuclear Occurrence" shall have its meaning as defined in Section 11 of the Atomic Energy Act of 1954, as amended to the Closing Date; the term "Incipient Extraordinary Nuclear Occurrence" shall mean an event causing a discharge or dispersal of nuclear source, special nuclear or nuclear by-product material from its intended place of confinement in amounts off site or on site or causing a radiation level off site or on site which an independent nuclear consultant agreed to by the Lessee and the Owner Participant (or, failing prompt agreement, appointed by the American Arbitration Association) determines to be substantial and which such consultant determines has resulted in substantial injury to persons on or off the PVNGS Site or substantial damage to property off the PVNGS Site; and the term "Nuclear Incident" shall mean any occurrence causing bodily injury, sickness, disease or death, or loss of or damage to property, or the loss of use of property, arising out of or resulting from the radioactive, toxic, explosive or other hazardous properties of nuclear source, special nuclear or nuclear by-product material.

                  For purposes of parts (4), (5), (6) and (8) of this definition, Nuclear Incident shall have its meaning as defined in Section 11 of the Atomic Energy Act, as amended to the date hereof and as the meaning of such term may be expanded from time to time by future amendments thereof. The definition of "nuclear incident" contained in the Atomic Energy Act on the date hereof is: "any occurrence, including an extraordinary nuclear occurrence, within the United States causing, within or outside the United States, bodily injury, sickness, disease, or death, or loss of or damage to property, or loss of use of property, arising out of or resulting from the radioactive, toxic, explosive, or other hazardous properties of source, special nuclear, or byproduct material: Provided, however, that as the term is used in section 2210(1) of this title, it shall include any such occurrence outside the United
States: And provided further, That as the term is used in section 2210(d) of this title, it shall include any such occurrence outside the United States if


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such occurrence  involves source,  special nuclear,  or byproduct material owned by, and used by or under contract with, the United States: And provided further, That as the term is used in section 2210(c) of this title, it shall include any such occurrence outside both the United States and any other nation if such occurrence arises out of or results from the radioactive, toxic, explosive, or other hazardous properties of source, special nuclear, or byproduct material licensed pursuant to subchapters V, VI, VII, and IX of this chapter, which is used in connection with the operation of a licensed stationary production or utilization facility or which moves outside the territorial limits of the United States in transit from one person licensed by the Commission to another person licensed by the Commission."

                  For purposes of parts (4), (5) and (8) of this definition, Period of a stated duration in respect of any event shall mean an indefinite period which can reasonably be expected to exceed the lesser of such duration and the period remaining to the date which is three years prior to the end of the remaining Basic Lease Term (or if such event occurs after the date three years prior to the end of the remaining Basic Lease Term, the lesser of six months and the period remaining to the day next preceding the end of the Basic Lease Term) or a stated period in excess of the lesser thereof or an actual period which continues in excess of the lesser thereof.

                  For purposes of part (6) of this definition, Source, Special Nuclear or Byproduct Material shall have their respective defined meanings as defined in Section 11 of the Atomic Energy Act of 1954, as amended to the date hereof and as the meanings of such terms may be expanded by future amendments thereof.



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